UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05601

SEI Institutional International Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

155 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: September 30, 2013

Date of reporting period: September 30, 2013

Item 1. Reports to Stockholders.

September 30, 2013

ANNUAL REPORT

SEI Institutional International Trust

† International Equity Fund

† Emerging Markets Equity Fund

† International Fixed Income Fund

† Emerging Markets Debt Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2013

International Equity Fund

I. Objective

The International Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2013: Acadian Asset Management LLC, Causeway Capital Management LLC, del Rey Global Investors LLC, INTECH Investment Management LLC, Neuberger Berman Management LLC, Schroder Investment Management North America, Inc. and Tradewinds Global Investors LLC. For the year ended September 30, 2013, there were no manager additions or deletions to the Fund.

III. Market Commentary

For the year ended September 30, 2013, we saw a continuation of strong equity returns. Japan was the best-performing region, with the election of Prime Minister Shinzo Abe and his implementation of the “3 Arrows” reform program aimed at revitalizing the country to regain competitiveness and spur inflation and growth. Continuous incremental improvements in Europe and an unwavering stance toward accommodation by the European Central Bank helped improve market sentiment in the region, making it the second-best performer during the period. Issues still remain, however, including stubbornly high unemployment in the eurozone — particularly among young workers in periphery countries. Emerging-market nations have seemingly disconnected from developed markets, and experienced drastic underperformance for the period. Weaker growth reports and faltering purchasing managers’ index figures in China, rate hikes and public protests in Brazil, and capital flight and a rapidly deteriorating currency in India have all weighted on emerging markets this year.

IV. Return vs. Benchmark

For the year ended September 30, 2013, the Fund’s Class A shares underperformed the MSCI EAFE Index (the “Index”), returning 20.47% versus the Index return of 23.77%.

V. Fund Attribution

At the sector level, Fund underperformance came mainly from stock selection. Selection in Materials, specifically gold mining companies, drove negative results as did selection in energy. In contrast, selection in Health Care contributed to performance. Regionally, the Fund had positive stock selection, with particularly strong results out of Europe. The Fund’s allocation among the countries drove the underperformance. Its ex-benchmark exposure to Canada was the largest detractor, which represents the gold mining stocks. The Fund’s modest exposure to emerging markets also detracted, as developed markets markedly outperformed emerging for the period under consideration.

Currency futures and forwards were utilized by the Fund during the period to mitigate the risk from their overweight exposures to foreign currencies. However, the allocation to currency contracts at the Fund level and the overall impact on performance was negligible.

International Equity Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Class A	20.47%	7.02%	3.44%	5.24%	3.53%
Class I	20.19%	6.78%	3.20%	4.98%	3.46%
MSCI EAFE Index	23.77%	8.47%	6.35%	8.01%	4.62%

Comparison of Change in the Value of a $100,000 Investment in the International Equity Fund, Class A and Class I, versus the MSCI EAFE Index

[1]

For the year ended September 30, 2013. Past performance is no indication of future performance. Class I Shares were offered beginning on January 4, 2002. Class A Shares were offered beginning December 20, 1989. The performance of Class I Shares may be lower than the performance of Class A Shares because of different distribution fees paid by Class I shareholders. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional International Trust / Annual Report / September 30, 2013	1

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2013

Emerging Markets Equity Fund

I. Objective

The Emerging Markets Equity Fund (the “Fund”) seeks capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corp. (SIMC). The Fund utilized the following sub-advisors as of September 30, 2013: Delaware Investment Fund Advisers, JO Hambro Capital Management Limited, Kleinwort Benson Investors International Ltd., Lazard Asset Management LLC, Neuberger Berman Management LLC and PanAgora Asset Management, Inc. For the year ended September 30, 2013, The Boston Company Asset Management LLC was terminated during the period.

III. Market Commentary

For the year ended September 30, 2013, emerging markets drastically underperformed developed markets. This was driven in part by individual macro issues in various countries. Weaker growth reports and faltering sentiment in China stalled performance; though the nation still posted a respectable gain for the period. China’s leaders have pledged to keep growth above an annual rate of 7% in order to prevent unemployment from rising. Rapidly deteriorating currencies and substantial current account deficits in India and Indonesia weighed heavily on performance. In Brazil, public protesting to spur reform and rate hikes to combat inflation took their toll on performance during the time period. Another hurdle for emerging markets earlier in the time period was the constant threat of central banks tapering liquidity measures. Central banks later reconfirmed a stance toward accommodation and emerging markets has seen a sharp recovery in recent months. Additionally, we’ve seen continuous incremental improvements finally bring Europe out of recession. This is positive for emerging markets, as Europe is one of their largest export markets.

IV. Return vs. Benchmark

For the year ended September 30, 2013, the Fund outperformed the MSCI Emerging Markets Index (Gross) (the “Index”), returning 3.29% versus the Index return of 1.33%.

V. Fund Attribution

The Fund experienced strong stock selection during the period, most notably in Consumer Staples, Industrials and Telecommunications. An underweight to materials also helped boost performance during the period. The Fund’s selection across regions was also strong, particularly in China and Thailand in the Asia region and Mexico and Brazil in the Latin America region. Holdings in Hong Kong-listed Chinese companies also added to performance. The Fund had negative selection in India for the time period.

Emerging Markets Equity Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Class A	3.29%	(2.07)%	5.39%	10.35%	4.90%
MSCI Emerging Markets Index (Gross)	1.33%	0.00%	7.56%	13.16%	6.76%

Comparison of Change in the Value of a $100,000 Investment in the

Emerging Markets Equity Fund, Class A, versus the MSCI Emerging Markets Index (Gross)

[1]

For the year ended September 30, 2013. Past performance is no indication of future performance. Class A Shares were offered beginning January 17, 1995. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

2	SEI Institutional International Trust / Annual Report / September 30, 2013

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2013

International Fixed Income Fund

I. Objective

The International Fixed Income Fund (the “Fund”) seeks to provide capital appreciation and current income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub advisers as of September 30, 2013: AllianceBernstein, L.P., FIL Investment Advisors and Wellington Management Company, LLP. For the year ended September 30, 2013, no manager changes were made.

III. Market Commentary

The last quarter of 2012 was heavily influenced by political developments in the U.S., Europe and China. The U.S. election was the first source of uncertainty, followed by the fiscal cliff a few weeks later. In Europe, support of the European Central Bank’s (ECB) Outright Monetary Transactions framework and positive news from the European Union summit fueled another bout of risk appetite. Greece and Spain kept investors on their toes, as the former was still in limbo regarding its debt sustainability whereas the latter had less pressure to ask for a conditional credit line. The economic situation in Europe was nevertheless still dismal. China went through a political leadership transition, which happens once every decade.

The first quarter of 2013 saw two major events developing within Europe. In Italy, the national elections saw a strong vote against austerity and the political establishment — and the worst possible outcome for the markets actually occurred, with a hung parliament. The second major event came from Cyprus; the island experienced acute contagion from the Greek write-down and economic collapse, which led to a surge in non-performing loans. The Cyprus banking system was in urgent need of external capital during 2012, and has been able to survive through assistance from the ECB lending channel. The size of the Cypriot banking sector is seven times the size of Cyprus gross domestic product. In order to secure bailout packages of €10 billion from the Troika, Cyprus authorities agreed on an adjustment program that included burden sharing of bank liabilities — including an upfront one-off stability levy to resident and non-resident depositors.

The second quarter saw volatility back on the table for financial markets, mostly coming from Japan’s unprecedented monetary easing and the U.S. Federal Reserve’s (“Fed”) moderation of asset purchases. The ECB delivered a widely expected 25 basis point interest-rate cut, bringing the refinance rate to 0.50%. The Bank argued that this move was consistent with mounting disinflationary pressure, ongoing weakness in activity (including core countries), and subdued monetary dynamics.

During the third quarter, most markets fluctuated significantly along with Fed communications. The Federal Open Market Committee’s main message was twofold: tapering should start later on this year if the U.S. economic recovery continues at the same pace, and tapering is not a hawkish signal per se and must be dissociated from a rate hike. Unsurprisingly, investors have had trouble digesting the seemingly mixed message. More surprising for the markets was the fact that the Fed stepped back from the widely expected September tapering move and downplayed the increased role of the unemployment rate in its forward guidance.

Yields in major Treasury markets (U.S., Europe and U.K.) are higher than a year ago. Spreads on government debt within the eurozone tightened significantly. Corporate-bond spreads continued to tighten, especially in Europe and in the financial sector, as companies strengthened their balance sheets.

IV. Return vs. Benchmark

For the year ended September 30, 2013, the Fund underperformed the Barclays Global Aggregate ex-USD Index, Hedged (the “Index”) returning 0.77% versus the Index return of 2.07%.

V. Fund Attribution

Wellington was the main detractor over the period, whereas AllianceBernstein and FIL were both mildly positive. The Fund kept a relative short-duration position throughout the year, which was positive — especially during the second part of the year. The main contributor to performance was the asset-allocation call, specifically

SEI Institutional International Trust / Annual Report / September 30, 2013	3

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2013

International Fixed Income Fund (Concluded)

the overweight to the corporate bond sector (especially industrials and financials) and securitized debt at the expense of the government and government-related sectors. Another positive driver of performance was security selection within the corporate and securitized sub-sectors. Nevertheless, country relative-value positioning within the government bond sector significantly detracted from relative performance, especially the long U.S. duration positioning in June. The long Australian duration was a significant detractor too. The Fund continued to hold an underweight to the European peripheral countries, as our managers believed that other sectors offered better risk-return opportunities; this was a negative strategic decision because most peripheral countries outperformed Germany, as witnessed by their tighter spread to Germany.

Treasury futures and interest-rate swaps were used to efficiently assist in managing the Fund’s duration and yield-curve exposures. This did not have a material impact on Fund performance.

Currency forwards were used to assist in managing the Fund’s foreign currency risk. This did have a material impact on Fund performance, as the Fund is U.S.-dollar hedged and currency forwards are the primary financial instrument to negate currency translation risk.

International Fixed Income Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Class A	0.77%	2.47%	4.80%	3.18%	4.43%
Barclays Global Aggregate ex-US Index, Hedged	2.07%	3.06%	4.70%	4.27%	5.96%

Comparison of Change in the Value of a $100,000 Investment in the International Fixed Income Fund, Class A, versus the Barclays Global Aggregate ex-US Index, Hedged

[1]

For the year ended September 30, 2013. Past performance is no indication of future performance. Class A Shares were offered beginning September 1, 1993. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

4	SEI Institutional International Trust / Annual Report / September 30, 2013

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2013

Emerging Markets Debt Fund

I. Objective

The Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corp. (SIMC). The Fund utilized the following sub-advisers as of September 30, 2013: Ashmore Investment Management Limited, Investec Asset Management Ltd. and Stone Harbor Investment Partners LP. For the year ended September 30, 2013, Investec Asset Management Ltd. was added to the Fund; ING Investment Management Advisors, B.V. was terminated during the period.

III. Market Commentary

For the year ended September 30, 2013, emerging markets debt (“EMD”) declined 3.87% in U.S. dollar terms (as measured by the blended benchmark described below) and experienced sporadic volatility and a material reversal of positive technicals. In the early stages of the period, markets were coming to grips with another round of quantitative easing (“QE”), followed by U.S. debt ceiling concerns and U.S. elections. After some positive momentum into the New Year and a continued surge of inflows into EMD, the U.S. Federal Reserve (“Fed”) dampened sentiment with talks of reducing its QE program. The news led U.S. Treasury yields to rise quickly, as investors came to grips with the potential end of monetary easing and began to price in higher rates. The news also caused a flurry of money to leave EMD only months after seeing a record year of inflows in the previous year.

Emerging-markets local-currency debt returned (3.74)% over the past twelve months (as measured by the JP Morgan GBI-EM Global Diversified Index in U.S. dollar terms) and was quite volatile. The market gained strength in the early stages of the period from good fundamentals, strong inflows and positive sentiment, yet investors fled on news of the Fed tapering its bond-buying program. Unfortunately for many investors, currencies that were hit the most were some of the most liquid and widely-held currencies in emerging markets, but also those that typically experience the greatest impact during volatility. These include the Brazilian real, the Indonesian rupiah, the Indian rupee and the South African rand. Even the Mexico peso suffered for a short period, before recouping some of its losses after passing favorable reform measures. Yields in local-currency debt widened by about 180 basis points, further increasing attractiveness against developed world bonds.

Hard-currency debt, as reflected by the JP Morgan EMBI Global Diversified Index, returned (4.06)% in U.S. dollar terms and, despite its sharp decline during the spring, performed as it should have in a rising-rate environment. With U.S. Treasury yields rising sharply (by over 1% initially) external EMD declined by about 7%, in line with benchmark duration. The yield in dollar debt also saw significant widening, and spreads underperformed U.S. Treasuries. While high-yield credit sold off, investment-grade credit was the worst-performing quality bucket, given its high correlation with US Treasuries. Investors are likely to be skeptical of dollar debt because of its long-duration characteristics, but the spread and yield backup make the sector much more attractive.

Growth expectations in emerging markets improved at the start of 2013, but actual results proved that growth would be more challenging as gross domestic product (GDP) targets were revised down and rising deficits started to become a concern. Nonetheless, GDP growth in emerging-market continues to outpace that of the developed world. We believe fundamentals are still solid, despite the flight of money from the asset class, and the market experienced some important upgrades from rating agencies during the year. The asset class may not see the surge of inflows that it has in recent years, because of the potential risk of higher interest rates signaled by the Fed — even though it appears that no material interest-rate hikes are likely until 2015.

IV. Return vs. Benchmark

For the fiscal year ended September 30, 2013, the Fund underperformed a Hybrid of 50% JP Morgan EMBI Global Diversified Index and 50% JP Morgan GBI-EM Global Diversified Index, returning -5.19% versus the Hybrid return of -3.87%.

SEI Institutional International Trust / Annual Report / September 30, 2013	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2013

Emerging Markets Debt Fund (Concluded)

V. Fund Attribution

Adding to the Fund’s relative return for the period was an overweight to corporate debt, which outperformed both external and local debt. An overweight to cash also helped. Within corporate debt, allocations to China, Kazakhstan, Russia and the United Arab Emirates (“UAE”) benefited the most. Security selection in quasi-sovereign debt in Venezuela also contributed to relative returns.

At the country level, security selection in Peruvian local and external debt benefited, as positioning in shorter maturities outperformed long-dated bonds. An overweight in Russia added to relative returns, including both corporate and external debt, where the country continued to display strong fundamentals and benefited from giving foreign investors access to the local-bond market. The UAE was additive to portfolio returns, as the region had a strong recovery from its crisis from a few years ago. Selection in Venezuela contributed to returns as well, as these have a shorter duration than the country’s Republic bonds and are more tightly held by investors. An underweight in Turkey added, as protests returned to the country and again caused panic among investors — sending the country’s bonds and currency lower.

Detracting from relative returns was security selection in both external and local-currency debt. External debt underperformed local-currency debt largely due to its long duration, which negatively impacted the sector once U.S. Treasury yields climbed higher following the Fed’s tapering remarks. An overweight to the Brazilian real significantly detracted, as the rates were priced higher and the currency declined on protests, growth concerns and removal of central bank currency intervention. Political problems, deficits and wage and strike issues led to a decline in the South African rand, which also had a negative impact on performance. An overweight in Argentina hurt performance, as the country was given a negative U.S. court ruling that ordered past payment on defaulted debt. Security selection in Indonesia detracted on rising deficits, as did selection in Mexico after U.S. economic data disappointed. Currency forwards and swap contracts were used in the Fund for the year ended September 30, 2013 as a way to either hedge particular positions or gain exposure to additional areas of the market. During the third quarter, FX hedges on local-currency bonds benefited relative performance by reducing potential losses as the dollar rallied against emerging-market currencies. Generally speaking, derivatives allow for more efficient portfolio management, especially in times of volatility.

Emerging Markets Debt Fund

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Class A	(5.19)%	3.71%	9.46%	9.19%	9.72%
J.P. Morgan EMBI Global Diversified Index	(4.06)%	4.95%	9.75%	8.46%	9.12%
J.P. Morgan GBI-EM Global Diversified Index	(3.74)%	1.84%	7.28%	10.05%	N/A
50/50 Hybrid consisting of the J.P. Morgan EMBI Global Diversified Index and the J.P. Morgan GBI-EM Global Diversified Index	(3.87)%	3.46%	8.60%	9.33%	N/A

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Debt Fund, Class A, versus a 50/50 Hybrid of the Following Indexes: the J.P. Morgan EMBI Global Diversified Index, and the J.P. Morgan GBI-EM Global Diversified Index

[1]

For the year ended September 30, 2013. Past performance is no indication of future performance. Class A Shares were offered beginning June 26, 1997. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

N/A — Not Available.

6	SEI Institutional International Trust / Annual Report / September 30, 2013

SCHEDULE OF INVESTMENTS

International Equity Fund

September 30, 2013

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.6%

Australia — 2.6%
Alumina	75,103	$72
Amcor (A)	419,040	4,098
AMP (A)	86,982	375
APA Group (A)	93,448	522
Asciano Group (A)	28,973	158
Australia & New Zealand Banking Group (A)	40,069	1,153
Australian Stock Exchange (A)	7,277	235
Bendigo and Adelaide Bank (A)	57,755	541
BHP Billiton (USD) ADR	49,100	3,265
BlueScope Steel (A)	102,155	447
Boral (A)	32,890	148
Brambles	1,498,155	12,762
Caltex Australia	67,037	1,159
Centamin*	194,915	140
CFS Retail Property Trust Group (A) (B)	13,911	26
Cochlear (A)	1,264	71
Collins Foods	22,496	36
Commonwealth Bank of Australia (A)	46,353	3,086
Computershare (A)	17,317	161
Crown (A)	57,128	831
CSL	67,859	4,061
Dexus Property Group (A) (B)	579,366	544
DuluxGroup	69,548	343
Flight Centre	11,111	502
Goodman Group (B)	416,042	1,898
GPT Group (A) (B)	47,237	154
Iluka Resources (A)	293,245	3,142
Insurance Australia Group	460,594	2,528
Lend Lease (A)	77,714	738
Macquarie Group	35,396	1,586
Metcash (A)	39,193	117
National Australia Bank (A)	6,884	221
Newcrest Mining	215,793	2,361
Ramsay Health Care (A)	30,614	1,037

Description	Shares	Market Value ($ Thousands)
RCR Tomlinson	41,735	$140
Roc Oil*	155,859	72
Seek (A)	28,790	320
Sims Metal Management (A)	16,320	146
Sonic Healthcare	8,777	133
Suncorp Group (A)	185,726	2,270
Tatts Group (A)	297,431	862
Telstra (A)	831,090	3,862
Toll Holdings (A)	48,715	266
Transurban Group (A)	33,522	213
Treasury Wine Estates	13,743	57
Wesfarmers (A)	29,979	1,153
Westfield Group (A) (B)	83,316	858
Westfield Retail Trust (A) (B)	201,277	559
Westpac Banking (A)	45,335	1,387
Woolworths	14,710	481

		61,297

Austria — 0.4%
Andritz	98,101	5,770
Erste Group Bank	34,247	1,083
IMMOFINANZ (A)	91,835	401
OMV	48,346	2,389
Vienna Insurance Group	2,766	142

		9,785

Belgium — 1.3%
Ageas	122,755	4,975
Anheuser-Busch InBev	32,980	3,285
Belgacom	309,331	8,228
Colruyt (A)	107,521	5,973
Delhaize Group	20,379	1,285
Groupe Bruxelles Lambert	19,728	1,679
KBC Groep	91,477	4,497
Solvay	865	130
Telenet Group Holding	3,251	162
UCB	4,980	303

		30,517

Brazil — 0.6%
Banco Santander Brasil ADR	321,103	2,232
Braskem ADR*	14,807	236
Centrais Eletricas Brasileiras	147,600	416
Centrais Eletricas Brasileiras ADR (A)	435,469	1,224
Cia Energetica de Minas Gerais ADR	229,519	1,983
Cia Paranaense de Energia ADR (A)	59,795	835
Gerdau ADR	142,410	1,062
Petroleo Brasileiro ADR	152,822	2,367
Telefonica Brasil ADR	54,880	1,232
Tim Participacoes ADR	70,646	1,665

		13,252

Canada — 3.6%
Agrium	64,626	5,431

SEI Institutional International Trust / Annual Report / September 30, 2013	7

SCHEDULE OF INVESTMENTS

International Equity Fund (Continued)

September 30, 2013

Description	Shares	Market Value ($ Thousands)
Alimentation Couche Tard, Cl B	41,300	$2,580
Atrium Innovations*	7,400	126
Bank of Nova Scotia	56,400	3,237
Barrick Gold	364,861	6,794
Cameco	110,084	1,989
Canadian Natural Resources (A)	41,500	1,307
Canadian Pacific Railway (A)	40,351	4,989
Celestica*	6,200	68
Cenovus Energy (A)	86,998	2,602
Davis & Henderson*	11,305	296
Dollarama	65,400	5,326
Dominion Diamond*	9,203	113
Empire	15,200	1,100
Enerflex	4,886	66
Ensign Energy Services	15,700	269
Imperial Oil	205,900	9,060
Kinross Gold	979,071	4,944
Linamar*	6,200	200
Magna International, Cl A	64,200	5,305
Martinrea International* (C)	7,800	80
Mullen Group	13,800	337
New Gold*	499,100	2,981
Quebecor, Cl B	11,000	261
Royal Bank of Canada	8,700	559
ShawCor	8,200	347
Silver Wheaton	160,400	3,982
Suncor Energy	307,402	11,009
Superior Plus (A)	6,500	70
Talisman Energy	230,683	2,653
Toronto-Dominion Bank (A)	84,785	7,650
Transcontinental, Cl A	5,400	77

		85,808

China — 0.3%
AAC Technologies Holdings	147,500	670
Huaneng Power International	1,416,600	1,414
Industrial & Commercial Bank of China	4,546,000	3,171
Lihua International* (A)	14,953	75
Shanghai Electric Group	6,158,000	2,192
Yangzijiang Shipbuilding Holdings	255,000	223

		7,745

Denmark — 0.9%
AP Moeller - Maersk, Cl B	282	2,587
Carlsberg, Cl B	2,849	294
Coloplast, Cl B	26,914	1,533
Jyske Bank*	145,581	7,235
Novo Nordisk, Cl B	31,997	5,436
Novozymes, Cl B	3,431	131
Rockwool International, Cl B	499	81
TDC	33,067	280
Tryg	48,241	4,443

		22,020

Description	Shares	Market Value ($ Thousands)

Finland — 0.2%
Huhtamaki	7,436	$159
Kone, Cl B	11,990	1,070
Orion, Cl B	4,673	118
Pohjola Bank, Cl A	39,509	657
Sampo, Cl A	31,175	1,340
Stora Enso, Cl R	140,879	1,195
Tieto	15,404	329
UPM-Kymmene	37,398	518
Wartsila, Cl B	7,027	318

		5,704

France — 10.7%
Aeroports de Paris	711	75
Alstom	84,169	3,000
Arkema	117,415	13,089
Assystem	2,058	51
AtoS	8,993	703
AXA	337,529	7,824
BNP Paribas	364,400	24,664
Boiron	1,900	124
Bureau Veritas	41,923	1,322
Cap Gemini	10,247	610
Carrefour	166,933	5,734
Casino Guichard Perrachon	624	64
Cie Generale des Etablissements-Michelin, Cl B	24,268	2,693
Credit Agricole	156,176	1,723
Danone	48,100	3,623
Dassault Systemes	1,092	146
Electricite de France	89,681	2,838
Essilor International	45,802	4,929
European Aeronautic Defence and Space	88,420	5,637
Eutelsat Communications	244,189	7,725
GDF Suez	202,947	5,102
Gecina (B)	2,697	345
Iliad	4,473	1,044
Kering	31,896	7,152
Klepierre (B)	6,511	282
Lafarge	35,545	2,477
Lagardere	17,030	553
Legrand	176,590	9,804
L’Oreal	37,619	6,465
Nexity	8,567	306
Pernod Ricard	28,849	3,585
Publicis Groupe	61,801	4,921
Renault	11,848	945
Rexel	372,152	9,471
Safran	198,168	12,215
Sanofi	403,713	40,970
Schneider Electric	233,621	19,768
SCOR	8,168	271
SES	22,884	655
Societe Generale	24,147	1,204

8	SEI Institutional International Trust / Annual Report / September 30, 2013

Description	Shares	Market Value ($ Thousands)
Sodexo	90,992	$8,495
Technip	67,841	7,970
Teleperformance	4,248	206
Thales	66,368	3,651
Total	151,647	8,805
Unibail-Rodamco (B)	1,173	291
Valeo	22,621	1,933
Vallourec	38,968	2,335
Vivendi	89,207	2,053
Wendel	7,326	994
Zodiac Aerospace	1,935	308

		251,150

Germany — 8.6%
Adidas	72,823	7,904
Allianz	17,725	2,788
Amadeus Fire	973	63
BASF	5,667	544
Bayer	135,214	15,953
Bayerische Motoren Werke	3,486	375
Borussia Dortmund GmbH & KGaA	22,765	116
Brenntag	48,787	8,126
Commerzbank*	178,079	2,051
Continental	75,390	12,787
Daimler	251,746	19,636
Deutsche Bank	200,723	9,222
Deutsche Boerse	133,812	10,073
Deutsche Lufthansa	232,865	4,544
Deutsche Post	59,477	1,975
Deutz*	13,983	126
E.ON	232,699	4,142
Freenet	7,625	185
Fresenius	2,417	300
GEA Group	183,953	7,559
Gerresheimer	3,486	209
Gildemeister	9,331	254
Grammer	6,818	261
Hannover Rueck	11,647	857
HeidelbergCement	106,511	8,220
Henkel	13,348	1,183
Hochtief	2,195	192
Hugo Boss	558	72
Infineon Technologies	796,481	7,973
Kabel Deutschland Holding	14,887	1,894
LANXESS	465	30
Linde	72,137	14,296
Merck	34,064	5,319
Muenchener Rueckversicherungs	46,158	9,026
OSRAM Licht*	4,848	228
SAP	71,049	5,258
SAP ADR (A)	71,300	5,270
Siemens	183,096	22,073
Suedzucker (A)	36,145	1,066
Symrise	176,938	7,843

Description	Shares	Market Value ($ Thousands)
ThyssenKrupp	74,713	$1,788
United Internet	17,453	661
Volkswagen	149	34

		202,476

Greece — 0.0%
Coca-Cola HBC	2,803	83
Hellenic Telecommunications Organization	24,002	250
Navios Maritime Holdings*	20,189	144
OPAP	16,815	188

		665

Hong Kong — 3.0%
AIA Group	2,144,800	10,081
BOC Hong Kong Holdings	62,000	199
Chaoda Modern Agriculture* (A) (D)	2,440,000	—
Cheung Kong Holdings	1,000	15
Cheung Kong Infrastructure Holdings	41,000	284
China Merchants Holdings International	898,000	3,265
China Mobile	446,000	4,983
China Mobile ADR	147,100	8,301
CLP Holdings	101,000	823
CNOOC	3,950,000	8,037
First Pacific	678,000	749
Galaxy Entertainment Group*	392,000	2,750
Hang Seng Bank	16,700	272
Henderson Land Development	127,099	785
HKT Trust	102,000	96
Hong Kong & China Gas	319,660	769
Hong Kong Exchanges and Clearing (A)	3,500	56
Hongkong Land Holdings	836,000	5,518
Hopewell Holdings	21,500	72
Hutchison Whampoa	184,500	2,210
Hysan Development (A)	32,000	143
Jardine Matheson Holdings	87,700	4,815
Jardine Strategic Holdings	246,110	8,331
MGM China Holdings	180,800	600
New World Development	508,000	764
Power Assets Holdings	49,500	443
SJM Holdings	178,000	500
Sun Hung Kai Properties	15,000	204
Swire Properties	57,600	162
Wharf Holdings	205,000	1,776
Wheelock	181,000	960
Yue Yuen Industrial Holdings	884,000	2,468

		70,431

India — 0.4%
Idea Cellular	3,021,776	8,121

SEI Institutional International Trust / Annual Report / September 30, 2013	9

SCHEDULE OF INVESTMENTS

International Equity Fund (Continued)

September 30, 2013

Description	Shares	Market Value ($ Thousands)

Ireland — 0.4%
Bank of Ireland*	2,722,808	$774
Elan*	14,047	219
Kerry Group, Cl A	2,283	139
Ryanair Holdings ADR	83,500	4,153
Smurfit Kappa Group	146,463	3,311

		8,596

Israel — 1.3%
Bank Hapoalim	127,129	643
Bank Leumi Le-Israel*	77,600	288
Bezeq Israeli Telecommunication	4,620,078	8,491
Check Point Software Technologies*	277,110	15,673
Teva Pharmaceutical Industries ADR	174,018	6,574

		31,669

Italy — 0.9%
Atlantia (A)	15,853	323
CNH Industrial*	4,934	63
Enel	38,303	147
ERG	162,161	1,634
Exor (A)	63,343	2,378
Fiat	136,230	1,086
Finmeccanica (A)	268,851	1,609
Gtech Spa	15,915	455
Intesa Sanpaolo	790,372	1,632
Iren	94,742	116
Italcementi	9,012	69
Luxottica Group	15,258	812
Mediobanca	6,091	43
Prysmian	2,527	62
Safilo Group*	9,105	179
Snam Rete Gas (A)	1,400,879	7,100
Telecom Italia RNC	5,785,210	3,844
Terna Rete Elettrica Nazionale	44,520	201
UniCredit	7,538	48

		21,801

Japan — 17.7%
Advantest (A)	5,900	68
AEON Financial Service	14,400	453
Aeon Mall	1,720	51
Aisin Seiki	1,600	68
Alfresa Holdings	9,500	490
Alpen	14,700	305
Amada	62,000	558
Aoyama Trading	8,400	229
Arcland Sakamoto	12,800	192
Asahi Broadcasting	5,100	38
Asahi Kasei	53,000	399
Asics	1,900	33
Astellas Pharma	178,000	9,070
Bank of Yokohama	260,000	1,486

Description	Shares	Market Value ($ Thousands)
Belluna	13,600	$69
Benesse	136,800	4,977
Best Bridal (A)	13,000	97
Bridgestone	58,300	2,124
Calbee	2,400	70
Calsonic Kansei	162,000	867
Canon Marketing Japan	5,800	77
Casio Computer	10,900	101
Central Japan Railway	29,300	3,756
Chugai Pharmaceutical	9,700	199
Coca-Cola West	7,400	148
Dai Nippon Printing (A)	482,600	5,105
Daicel	108,000	974
Daihatsu Motor (A)	49,000	949
Daiichi Sankyo	89,400	1,620
Daikin Industries	13,600	722
Daikyo	175,000	558
Dainippon Sumitomo Pharma	17,400	237
Daito Trust Construction	29,600	2,959
Daiwa House Industry	226,000	4,256
Daiwa Securities Group	490,000	4,394
Denso	8,800	411
Doutor Nichires Holdings	6,200	109
Dydo Drinco	4,400	180
East Japan Railway	83,000	7,139
Electric Power Development	2,900	95
Fanuc	98,300	16,239
Fast Retailing	1,100	413
Fuji Film Holdings	168,200	4,035
Fuji Heavy Industries	130,000	3,590
Fuji Soft	7,600	144
Fujishoji	4,200	53
Fujitsu	182,000	679
Fukuoka Financial Group	14,000	63
Geo Holdings	20,000	187
Grandy House	16,800	61
GungHo Online Entertainment* (A)	1,007	783
Hachijuni Bank	275,000	1,710
Hankyu Hanshin Holdings	55,000	305
Hino Motors	242,000	3,561
Hiroshima Bank	16,000	68
Hitachi	2,168,000	14,295
Hitachi Construction Machinery	12,500	280
Hitachi Metals	19,000	233
Hokuhoku Financial Group	222,000	466
Hokuriku Electric Power	12,000	175
Hoya	12,000	284
Hulic	3,700	55
IHI	175,000	737
Iida Home Max	200	4
Infocom	6,400	58
Isetan Mitsukoshi Holdings	46,000	682
IT Holdings	56,400	712
Itochu	10,900	134

10	SEI Institutional International Trust / Annual Report / September 30, 2013

Description	Shares	Market Value ($ Thousands)
Iyo Bank	7,000	$73
J Front Retailing	90,000	728
Japan Airlines	12,600	763
Japan Exchange Group	50,500	1,118
Japan Real Estate Investment, Cl A (B)	16	187
Japan Retail Fund Investment, Cl A (B)	236	486
JFE Holdings	1,100	29
JGC	272,000	9,813
JSR	3,300	61
Kamei	5,000	38
Kandenko	40,000	242
Kaneka	26,000	170
Kanematsu	158,000	214
Kanematsu Electronics	3,400	44
Kansai Paint	659,600	8,752
Kao	99,000	3,087
Kawasaki Heavy Industries	120,000	520
KDDI	250,300	12,856
Keyence	27,100	10,288
Kikkoman	19,000	348
Kinden	16,000	172
Kinki Sharyo (A)	14,000	47
Kirin Brewery	15,000	218
Kita-Nippon Bank	1,700	41
Kobe Steel	14,000	26
Koito Manufacturing	21,000	399
Kubota	47,000	679
Kuraray	10,400	125
Lawson	48,200	3,777
M3	24	66
Mabuchi Motor	164,200	8,651
Maeda Road Construction	4,000	66
Makita	33,800	1,963
Marui Group	27,500	258
Mazda Motor	564,000	2,512
McDonald’s Holdings Japan	3,200	88
Medipal Holdings	10,500	130
Miraca Holdings	74,300	3,317
Misawa Homes	24,600	390
Mitsubishi Estate	42,000	1,240
Mitsubishi Gas Chemical	17,000	143
Mitsubishi Heavy Industries	116,000	666
Mitsubishi Logistics	10,000	151
Mitsubishi Tanabe Pharma	145,900	2,047
Mitsubishi UFJ Financial Group	42,800	273
Mitsui Fudosan	47,000	1,578
Mitsui OSK Lines	140,000	632
Mizuho Financial Group	156,100	339
MS&AD Insurance Group Holdings	228,300	5,956
Murata Manufacturing	10,700	817
Namco Bandai Holdings	50,300	941
NEC Fielding	9,800	115
NEC Networks & System Integration	16,500	399
NGK Spark Plug	31,000	685

Description	Shares	Market Value ($ Thousands)
NHK Spring	13,700	$140
Nichireki	6,289	56
Nintendo	35,000	3,970
Nippo	35,000	600
Nippon Building Fund, Cl A (B)	14	174
Nippon Densetsu Kogyo	5,000	54
Nippon Express	118,000	592
Nippon Telegraph & Telephone	183,600	9,505
Nippon Telegraph & Telephone ADR	173,332	4,517
Nippon Yusen	88,000	278
Nishi-Nippon City Bank	22,000	60
Nissan Tokyo Sales Holdings	20,000	62
Nisshin Fudosan	13,200	92
Nitto Denko (A)	18,000	1,172
Nomura Holdings	487,000	3,797
Nomura Real Estate Holdings	67,100	1,651
Nomura Research Institute	14,900	518
North Pacific Bank	374,800	1,578
NSK	26,000	265
NTT Data	13,900	468
NTT Urban Development	25,300	332
Oita Bank	16,000	53
Olympus	12,500	380
Omron	9,300	336
Ono Pharmaceutical	3,100	191
Oriental Land	3,500	579
ORIX	1,000	16
Otsuka	1,700	217
Otsuka Holdings	63,200	1,833
Panasonic	215,300	2,080
Park24	5,500	98
Rakuten	25,800	390
Resona Holdings	87,500	448
Ricoh	49,000	565
Rohm	66,200	2,719
Sankyo	52,300	2,556
Sanrio	101,700	6,250
Santen Pharmaceutical	80,200	3,895
Secom	77,400	4,843
Sega Sammy Holdings	2,200	63
Seino Holdings	124,000	1,264
Sekisui Chemical	783,000	7,964
Sekisui House	231,000	3,103
Sekisui Jushi	5,000	72
Seven & I Holdings	282,400	10,303
Shimamura	2,300	229
Shimano	900	80
Shindengen Electric Manufacturing*	19,000	138
Shin-Etsu Chemical	125,100	7,649
Shinko Shoji	5,000	43
Shionogi	49,100	1,031
Shiseido	423,500	7,613
Showa	39,300	528
Showa Shell Sekiyu	25,400	284

SEI Institutional International Trust / Annual Report / September 30, 2013	11

SCHEDULE OF INVESTMENTS

International Equity Fund (Continued)

September 30, 2013

Description	Shares	Market Value ($ Thousands)
SKY Perfect JSAT Holdings	19,600	$102
SMC	95,900	22,811
Softbank	83,100	5,750
Sojitz	370,700	725
Sony (A)	116,600	2,493
Stanley Electric	10,500	223
Sugi Holdings	92,100	3,952
Sumitomo Forestry	15,700	170
Sumitomo Mitsui Financial Group	421,900	20,402
Sumitomo Mitsui Trust Holdings	1,258,220	6,219
Sumitomo Realty & Development	47,000	2,230
Sumitomo Rubber Industries	27,300	420
Suntory Beverage & Food*	3,000	101
Suruga Bank	37,000	636
Suzuken	26,400	869
Suzuki Motor	310,400	7,440
Sysmex	15,100	963
T&D Holdings	12,400	153
Taiheiyo Cement	30,000	131
Taiyo Nippon Sanso	38,000	255
Takashimaya	57,000	534
Terumo	1,600	82
Toho Holdings	45,100	823
Tokai	2,800	75
Tokyo Electron	82,200	4,406
Tokyo Tatemono	77,000	705
Tokyu	116,000	828
Tokyu Fudosan Holdings*	111,000	1,155
TonenGeneral Sekiyu	7,000	65
Toppan Printing	21,000	169
Toshiba	175,000	785
TOTO	41,000	574
Toyo Suisan Kaisha	16,000	469
Toyoda Gosei	3,100	76
Toyota Industries	8,000	345
Toyota Motor	435,100	27,802
Toyota Motor ADR (A)	19,698	2,522
Toyota Tsusho	41,100	1,074
TS Tech	1,300	51
Tsumura	3,300	97
United Urban Investment (B)	127	194
Wacoal Holdings	232,704	2,481
Warabeya Nichiyo	13,300	236
Watabe Wedding	6,395	48
Yahoo Japan	23,900	136
Yamaha Motor	52,500	767
Yamato Holdings	26,600	600
Yaskawa Electric	44,000	618
Yellow Hat	12,500	234
Yokohama Rubber	42,000	414
Yuasa Trading	38,000	77

		416,544

Description	Shares	Market Value ($ Thousands)

Malta — 0.0%
BGP Holdings* (D)	198,683	$—

Mexico — 0.2%
America Movil ADR, Ser L	38,207	757
Grupo Financiero Banorte, Cl O	597,448	3,702
Industrias Bachoco ADR	1,349	53

		4,512

Netherlands — 5.9%
Aegon	404,623	2,996
Akzo Nobel	337,019	22,160
ASML Holding	60,878	6,016
Delta Lloyd	4,838	103
Gemalto	7,229	777
Heineken	103,509	7,341
Heineken Holding	12,825	812
ING Groep*	334,692	3,784
James Hardie Industries (A)	41,229	412
Koninklijke Ahold	783,346	13,578
Koninklijke DSM	26,505	2,001
Koninklijke Philips	30,070	970
PostNL	913,404	3,953
Randstad Holding	16,170	911
Reed Elsevier	875,515	17,617
Royal Dutch Shell, Cl A	456,046	15,058
Royal Dutch Shell, Cl B	150,861	5,215
Royal Dutch Shell ADR, Cl B	57,352	3,949
TNT Express	948,725	8,666
Unilever	359,635	13,999
Wolters Kluwer	349,121	9,005

		139,323

New Zealand — 0.1%
Contact Energy	19,577	88
Fletcher Building (A)	123,918	981

		1,069

Norway — 1.4%
DnB	1,042,015	15,818
Gjensidige Forsikring	42,261	638
Orkla	730,300	5,319
Seadrill	25,058	1,124
Statoil	445,559	10,113
Telenor	5,048	115

		33,127

Poland — 0.0%
Tauron Polska Energia	59,269	91

Portugal — 0.0%
Energias de Portugal	113,167	414
Galp Energia, Cl B	7,832	130

12	SEI Institutional International Trust / Annual Report / September 30, 2013

Description	Shares	Market Value ($ Thousands)
Jeronimo Martins	3,343	$69
Sonae SGPS*	78,127	97

		710

Puerto Rico — 0.0%
Triple-S Management, Cl B*	7,516	138

Russia — 0.6%
Gazprom ADR	347,568	3,062
Sberbank of Russia ADR	824,621	9,920
Surgutneftegas ADR	8,414	72

		13,054

Singapore — 1.2%
Breadtalk Group	65,000	47
CapitaCommercial Trust (B)	209,000	241
CapitaLand	331,000	815
Chip Eng Seng	112,000	62
ComfortDelgro	311,000	488
DBS Group Holdings	951,000	12,445
Keppel	83,110	690
Keppel Land	87,000	245
Oversea-Chinese Banking	37,000	304
Sembcorp Industries	698,000	2,943
Sembcorp Marine (A)	1,397,000	5,044
Singapore Exchange	83,000	480
Singapore Technologies Engineering	320,000	1,063
Singapore Telecommunications	7,000	21
STATS ChipPAC*	236,000	61
United Overseas Bank	207,600	3,420
UOL Group	98,000	480

		28,849

South Africa — 0.1%
Gold Fields	410,327	1,879
Impala Platinum Holdings	61,491	757

		2,636

South Korea — 1.9%
Hyundai Motor	36,669	8,564
KB Financial Group ADR	65,141	2,281
KT ADR	300,400	5,038
KT&G	87,796	6,290
LG Display	58,090	1,403
Meritz Finance Group	22,180	104
Samsung Electronics	10,508	13,366
SK Telecom	16,318	3,318
SK Telecom ADR (A)	154,915	3,517

		43,881

Spain — 1.4%
Abertis Infraestructuras (A)	9,823	191
ACS Actividades de Construccion y Servicios	186	6

Description	Shares	Market Value ($ Thousands)
Amadeus IT Holding, Cl A (A)	63,214	$2,242
Banco Bilbao Vizcaya Argentaria (A)	992,084	11,093
Banco Popular Espanol (A)	429,832	2,309
Distribuidora Internacional de Alimentacion	133,296	1,156
Enagas	40,638	997
Endesa	8,158	213
Ferrovial	84,523	1,521
Gas Natural	53,384	1,115
Grifols	24,079	989
Iberdrola (A)	18,269	106
Inditex (A)	2,502	386
Indra Sistemas (A)	424,772	6,374
Red Electrica (A)	742	42
Tecnicas Reunidas (A)	95,944	4,396
Zardoya Otis (A)	6,180	100

		33,236

Sweden — 2.2%
Assa Abloy, Cl B	25,368	1,165
Electrolux, Cl B	65,743	1,708
Elekta, Cl B	213,440	3,436
Hexagon, Cl B	27,707	836
Holmen, Cl B	10,959	353
Industrivarden, Cl C	15,884	292
Investor, Cl B	22,436	681
Kinnevik Investment, Cl B	4,981	172
Nordea Bank	941,003	11,354
Securitas, Cl B	6,624	76
Semcon	4,584	49
Skandinaviska Enskilda Banken, Cl A	833,122	8,833
Svenska Cellulosa, Cl B	30,257	763
Svenska Handelsbanken, Cl A	21,664	927
Swedbank, Cl A	233,783	5,449
Telefonaktiebolaget LM Ericsson, Cl B	845,793	11,259
Telefonaktiebolaget LM Ericsson ADR	244,504	3,264

		50,617

Switzerland — 9.0%
Actelion	2,736	194
Aryzta	913	61
Autoneum Holding*	609	73
Baloise Holding	9,884	1,093
Cie Financiere Richemont	6,212	622
Credit Suisse Group	18,511	565
EMS-Chemie Holding	1,806	639
Geberit	428	116
Georg Fischer	646	393
Givaudan	13,209	19,297
Holcim	1,191	89
Julius Baer Group	212,005	9,894
Lindt & Spruengli	85	566
Lonza Group	10,922	894
Nestle	233,881	16,359

SEI Institutional International Trust / Annual Report / September 30, 2013	13

SCHEDULE OF INVESTMENTS

International Equity Fund (Continued)

September 30, 2013

Description	Shares	Market Value ($ Thousands)
Novartis	361,672	$27,798
OC Oerlikon	157,324	2,105
Partners Group Holding	22,919	5,619
Roche Holding	164,088	44,259
Schindler Holding	1,197	178
SGS	4,991	11,917
Siegfried Holding	717	116
Sika	2,878	8,390
Sonova Holding	31,195	3,878
STMicroelectronics	14,478	134
Sulzer	61,129	9,464
Swatch Group Registered	752	85
Swiss Life Holding	16,836	3,187
Swiss Re	31,259	2,586
Swisscom	123	59
Syngenta	20,904	8,540
UBS	209,172	4,292
UBS Registered	647,756	13,252
Weatherford International*	139,959	2,146
Zurich Insurance Group	50,371	12,974

		211,834

Taiwan — 0.0%
United Microelectronics ADR	464,745	957

United Arab Emirates — 0.1%
Dragon Oil	238,205	2,245

United Kingdom — 15.8%
3i Group	183,320	1,080
Aberdeen Asset Management	191,035	1,171
Admiral Group	5,614	112
Afren*	1,816,275	4,068
Amlin	1,120,309	7,351
Aon	72,800	5,419
ARM Holdings	28,340	453
Associated British Foods	194,501	5,909
AstraZeneca	90,226	4,698
Aviva	1,215,878	7,813
Babcock International Group	43,174	836
BAE Systems	1,011,185	7,441
Balfour Beatty	1,843,188	8,486
Barclays	3,816,662	16,410
Barratt Developments*	177,902	889
Berendsen	22,894	336
BG Group	861,749	16,474
BHP Billiton	286,272	8,437
BP	837,072	5,871
BP ADR	74,648	3,137
British American Tobacco	238,848	12,673
BT Group, Cl A	323,830	1,796
Bunzl	379,827	8,230
Capita	419,253	6,762
Carnival	126,179	4,279

Description	Shares	Market Value ($ Thousands)
Catlin Group	218,087	$1,711
Centrica	1,341,746	8,033
Cobham	58,283	271
Compass Group	72,416	997
Diageo	336,005	10,692
Direct Line Insurance Group	17,690	61
easyJet	33,529	694
EnQuest*	47,528	100
Experian	307,188	5,855
GKN	17,922	99
GlaxoSmithKline	133,001	3,355
Hammerson (B)	3,169	26
Hargreaves Lansdown	24,809	394
Home Retail Group	3,099,301	8,437
HSBC Holdings	2,019,111	21,922
ICAP	403,915	2,448
IMI	17,223	406
Inmarsat	73,292	842
InterContinental Hotels Group	22,921	669
International Consolidated Airlines Group*	1,355,279	7,423
Intertek Group	29,017	1,553
Invensys	21,267	172
Investec	8,969	58
ITV	601,102	1,706
J Sainsbury	47,345	300
Johnson Matthey	39,455	1,794
Keller Group	5,152	87
Kingfisher	16,497	103
Land Securities Group (B)	7,313	109
Legal & General Group	615,761	1,956
Lloyds Banking Group*	10,818,692	12,891
London Stock Exchange Group	10,377	258
Meggitt	40,705	362
Michael Page International	498,499	3,974
Micro Focus International	26,141	321
Mondi	107,590	1,817
National Grid	6,120	72
Next	35,457	2,963
Old Mutual	200,151	608
Persimmon	50,032	880
Premier Oil	869,520	4,583
Prudential	525,748	9,800
QinetiQ Group	261,900	813
Reckitt Benckiser Group	6,305	461
Reed Elsevier	684,390	9,232
Rexam	638,769	4,982
Rio Tinto	113,810	5,572
Rolls-Royce Holdings	287,620	5,179
Royal Bank of Scotland Group*	14,103	82
SABMiller	144,051	7,333
Schroders	52,860	2,205
Shire	202,911	8,143
Smiths Group	2,583	59

14	SEI Institutional International Trust / Annual Report / September 30, 2013

Description	Shares	Market Value ($ Thousands)
Standard Life	483,191	$2,703
Synthomer	47,167	182
Tate & Lyle	32,080	383
Taylor Wimpey	179,659	292
Tesco	3,144,716	18,282
Travis Perkins	106,964	2,858
TUI Travel	23,362	139
Tullow Oil	252,880	4,193
Unilever	1,180	47
Vodafone Group	6,606,055	23,107
Weir Group	4,978	188
Whitbread	23,720	1,139
William Hill	242,358	1,582
Wolseley	45,107	2,335
WPP	424,425	8,729
Xchanging	57,394	118

		371,271

United States — 0.8%
Alliance HealthCare Services*	4,442	123
Alon USA Energy	28,918	295
American Pacific*	3,330	182
Axis Capital Holdings	65,521	2,838
Computer Sciences	49,751	2,574
Consolidated Graphics*	1,811	102
Ducommun*	1,828	53
Evolving Systems	5,293	51
Exterran Holdings*	18,548	511
FBR*	2,328	62
Green Plains Renewable Energy	2,959	48
John B Sanfilippo & Son	2,229	52
Kirkland’s*	4,485	83
Manning & Napier, Cl A	4,985	83
Manpowergroup	29,599	2,153
Newmont Mining	123,700	3,476
Nielsen Holdings	62,700	2,285
NN	3,925	61
Northrop Grumman	34,813	3,316
PharMerica*	10,986	146
Providence Service*	2,445	70
Renewable Energy Group*	28,868	437
Repligen*	5,809	64
Republic Airways Holdings*	26,872	320
RPX*	10,803	189
Sciclone Pharmaceuticals*	11,157	57
TravelCenters of America*	12,622	99
Xerium Technologies*	8,322	97

		19,827

Total Common Stock (Cost $1,915,660) ($ Thousands)		2,204,958

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)

PREFERRED STOCK — 0.8%

Germany — 0.8%
Bayerische Motoren Werke	5,127	$418
Draegerwerk	2,624	335
Fuchs Petrolub	4,770	400
Henkel	97,065	10,008
Porsche	3,089	270
ProSiebenSat.1 Media	22,254	946
Sto	314	57
Volkswagen	28,091	6,626

Total Preferred Stock (Cost $16,811) ($ Thousands)		19,060

U.S. TREASURY OBLIGATIONS (E) (F) — 0.4%
U.S. Treasury Bills
0.051%, 02/06/2014	$3,856	3,856
0.040%, 01/09/2014	4,516	4,516

Total U.S. Treasury Obligations (Cost $8,371) ($ Thousands)		8,372

	Number Of Rights

RIGHTS — 0.0%

Hong Kong — 0.0%
New World Development, Expires 10/01/2013* (D)	10	—

Spain — 0.0%
Abertis Infraestructuras, Expires 10/31/2013* (A)	10	9
Banco Bilbao Vizcaya Argentaria, Expires 10/25/2013*	992	136

		145

United Kingdom — 0.0%
Barclays, Expires 10/17/2013*	596	780

Total Rights (Cost $ — ) ($ Thousands)		925

AFFILIATED PARTNERSHIP — 4.1%
SEI Liquidity Fund, L.P. 0.070%†** (H)	96,733,232	96,733

Total Affiliated Partnership (Cost $96,733) ($ Thousands)		96,733

CASH EQUIVALENT — 3.1%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%†**	72,641,050	72,641

Total Cash Equivalent (Cost $72,641) ($ Thousands)		72,641

SEI Institutional International Trust / Annual Report / September 30, 2013	15

SCHEDULE OF INVESTMENTS

International Equity Fund (Concluded)

September 30, 2013

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

TIME DEPOSITS — 2.1%
Brown Brothers Harriman
3.951%, 10/01/2013	ZAR	1,333	$132
1.698%, 10/01/2013	AUD	273	255
1.165%, 10/01/2013	NZD	1	1
0.672%, 10/01/2013	NOK	719	120
0.400%, 10/01/2013	CAD	1	1
0.250%, 10/01/2013	SEK	10	2
0.106%, 10/01/2013	GBP	566	917
0.030%, 10/01/2013		46,577	46,577
0.019%, 10/01/2013	EUR	1,170	1,584
0.005%, 10/01/2013	SGD	172	137
0.005%, 10/01/2013	JPY	1,934	249
0.005%, 10/01/2013	HKD	24,458	249
0.001%, 10/01/2013	CHF	454	502
(0.050)%, 10/01/2013	DKK	39	7

Total Time Deposits (Cost $50,733) ($ Thousands)			50,733

Total Investments — 104.1% (Cost $2,160,949) ($ Thousands)			$2,453,422

A list of the open futures contracts held by the Fund at September 30, 2013, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
DJ Euro Stoxx 50 Index	671	Dec-2013	$(11)
FTSE 100 Index	232	Dec-2013	(466)
Hang Seng Index	25	Oct-2013	(61)
SPI 200 Index	63	Dec-2013	(63)
Topix Index	149	Dec-2013	229

			$(372)

For the year ended September 30, 2013, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $2,356,154 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2013.

†	Investment in Affiliated Security (See Note 4).

(1)	In U.S. dollars unless otherwise indicated.

(A)	This security or a partial position of this security is on loan at September 30, 2013. The total market value of securities on loan at September 30, 2013 was $91,522 ($ Thousands) (See Note 8).

(B)	Real Estate Investment Trust.

(C)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D)	Securities considered illiquid. The total market value of such securities as of September 30, 2013 was $0 ($ Thousands) and represented 0.0% of Net Assets.

(E)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(F)	The rate reported is the effective yield at time of purchase.

(G)	This security was purchased with cash collateral held from securities on loan (see Note 8). The total value of such securities as of September 30, 2013 was $96,733 ($ Thousands).

ADR — American Depositary Receipt

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DJ — Dow Jones

DKK — Danish Krone

EUR — Euro

FTSE — Financial Times and the London Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

L.P. — Limited Partnership

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krone

SGD — Singapore Dollar

Ser — Series

SPI — Share Price Index

USD — U.S. Dollar

ZAR — South African Rand

The following is a summary of the level of inputs used as of September 30, 2013, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,204,958	$—	$—	$2,204,958
Preferred Stock	19,060	—	—	19,060
U.S. Treasury Obligations	—	8,372	—	8,372
Rights	925	—	—	925
Affiliated Partnership	—	96,733	—	96,733
Cash Equivalent	72,641	—	—	72,641
Time Deposits	—	50,733	—	50,733

Total Investments in Securities	$2,297,584	$155,838	$—	$2,453,422

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$229	$—	$—	$229
Unrealized Depreciation	(601)	—	—	(601)

Total Other Financial Instruments	$(372)	$—	$—	$(372)

*	Futures contracts are valued at the unrealized appreciation/(depreciation) on the instrument.

For the year ended September 30, 2013, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded (see Note 2).

For the year ended September 30, 2013, there were no transfers from Level 2 into Level 3 assets and liabilities.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

16	SEI Institutional International Trust / Annual Report / September 30, 2013

SCHEDULE OF INVESTMENTS
Emerging Markets Equity Fund

September 30, 2013

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 90.6%

Argentina — 0.4%
Arcos Dorados Holdings, Cl A	232,100	$2,750
Tenaris ADR	53,441	2,500
YPF	50,800	1,023

		6,273

Austria — 0.2%
Erste Group Bank	46,508	1,470
IMMOFINANZ	179,887	786

		2,256

Belgium — 0.1%
KBC Groep	34,924	1,717

Brazil — 8.1%
ALL - America Latina Logistica	394,961	1,561
Arteris	98,700	851
B2W Cia Digital*	326,500	2,090
Banco Bradesco ADR	292,535	4,060
Banco do Brasil	523,780	6,071
Banco Santander Brasil ADR	319,715	2,222
BM&FBovespa	826,384	4,618
BR Malls Participacoes	382,400	3,473
BR Properties	59,900	527
Brasil Insurance Participacoes e Administracao	299,100	2,674
Braskem ADR* (A)	204,384	3,260
BRF ADR	185,231	4,544
Cia Hering	188,097	2,854
Cia Paranaense de Energia ADR (A)	14,934	209
Cielo	34,620	933
Cosan Industria e Comercio	43,689	831
Cyrela Brazil Realty Empreendimentos e Participacoes	846,367	6,372
Duratex	106,920	632
EcoRodovias Infraestrutura e Logistica	93,100	638

Description	Shares	Market Value ($ Thousands)
EDP - Energias do Brasil	329,500	$1,776
Embraer ADR	47,150	1,531
Estacio Participacoes	534,500	4,132
Even Construtora e Incorporadora	184,900	702
Fibria Celulose ADR* (A)	331,985	3,824
Gerdau ADR	514,426	3,838
Gol Linhas Aereas Inteligentes ADR* (A)	290,445	1,420
Helbor Empreendimentos	127,613	533
Hypermarcas	541,360	4,329
International Meal Holdings*	79,500	714
JBS	453,500	1,573
Kroton Educacional*	182,224	2,583
Localiza Rent a Car	113,533	1,693
Lojas Renner	42,100	1,209
M Dias Branco	1,821	84
Minerva*	31,200	140
MRV Engenharia e Participacoes	141,700	575
Oi ADR (A)	221,141	407
Petroleo Brasileiro	103,622	793
Petroleo Brasileiro ADR	390,365	6,047
Porto Seguro	38,900	485
Qualicorp*	287,000	2,599
Santos Brasil Participacoes	74,220	866
Souza Cruz	83,800	998
Sul America	42,282	301
Telefonica Brasil ADR	3,100	70
Tim Participacoes	549,100	10,669
Totvs	280,069	4,699
Ultrapar Participacoes	23,500	574
Vale	74,586	1,151
Vale ADR, Cl B (A)	400,861	6,257

		114,992

Canada — 1.0%
Africa Oil*	247,187	1,967
Alamos Gold	169,200	2,634
Pacific Rubiales Energy	476,076	9,420

		14,021

Chile — 0.9%
Banco de Chile	7,121,576	1,074
Banco de Credito e Inversiones	15,162	897
Banco Santander Chile	71,805,522	4,699
Banco Santander Chile ADR	39,744	1,045
Cia Cervecerias Unidas ADR	77,100	2,052
Sociedad Quimica y Minera de Chile ADR	89,800	2,743

		12,510

China — 13.5%
AAC Technologies Holdings	1,161,480	5,279
Agricultural Bank of China (A)	19,588,732	9,017

SEI Institutional International Trust / Annual Report / September 30, 2013	17

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund (Continued)

September 30, 2013

Description	Shares	Market Value ($ Thousands)
Angang Steel (A)	2,126,000	$1,261
Anta Sports Products (A)	2,656,000	3,421
Anton Oilfield Services Group	640,000	424
Baidu ADR*	133,556	20,725
Bank of China	20,511,105	9,363
Bank of Communications	2,161,347	1,589
Bosideng International Holdings	3,238,000	781
China BlueChemical (A)	2,146,000	1,265
China Communications Construction	573,000	452
China Communications Services	1,558,000	910
China Construction Bank	19,852,993	15,283
China Lesso Group Holdings (A)	4,434,400	2,739
China Merchants Bank (A)	1,535,076	2,791
China National Materials	7,342,438	1,562
China Petroleum & Chemical	5,719,839	4,477
China Petroleum & Chemical ADR	21,200	1,660
China Shenhua Energy	413,000	1,257
China Telecom	6,650,000	3,310
China Vanke, Cl B	2,478,274	4,535
China Wireless Technologies	6,628,000	2,649
Chongqing Rural Commercial Bank	2,726,612	1,315
Country Garden Holdings (A)	3,686,000	2,357
First Tractor	3,453,900	2,142
Fosun International* (A)	396,000	312
Giant Interactive Group ADR	219,294	2,000
Great Wall Motor	482,179	2,614
Guangzhou R&F Properties	1,097,200	1,715
Huaneng Power International	1,178,000	1,176
Industrial & Commercial Bank of China (A)	26,980,649	18,822
Jiangsu Expressway	1,212,000	1,430
Jiangxi Copper	812,000	1,596
Kingsoft	324,000	769
KWG Property Holding	1,574,870	993
Lumena Resources (A)	3,342,000	651
Mindray Medical International ADR (A)	25,083	975
New Oriental Education & Technology Group ADR	115,900	2,886
PetroChina	1,514,119	1,671
PetroChina ADR	32,779	3,604
Ping An Insurance Group of China	571,500	4,248
Prince Frog International Holdings (A)	7,110,100	4,969
SINA*	59,626	4,840
Sinopec Engineering Group*	259,000	317
SOHO China (A)	3,267,028	2,810
Sohu.com*	69,900	5,510
Tencent Holdings	154,347	8,096
Tingyi Cayman Islands Holding	1,012,000	2,682
Tsingtao Brewery	372,000	2,830
Vipshop Holdings ADR* (A)	22,953	1,304
WuXi PharmaTech Cayman ADR*	37,668	1,032
Zhejiang Expressway	2,254,000	2,075
Zhuzhou CSR Times Electric	2,411,400	7,836

		190,327

Description	Shares	Market Value ($ Thousands)

Colombia — 0.6%
Almacenes Exito	20,783	$356
Bancolombia, Cl R	53,700	3,090
Cementos Argos	41,944	220
Ecopetrol	1,362,408	3,130
Ecopetrol ADR (A)	33,500	1,541
Grupo Nutresa	17,719	253

		8,590

Czech Republic — 0.5%
CEZ	65,499	1,692
Komercni Banka	21,658	4,815

		6,507

Denmark — 0.1%
Carlsberg, Cl B	13,078	1,348

Hong Kong — 6.6%
Bolina Holding (A)	2,634,200	1,226
Chaoda Modern Agriculture* (B) (C)	2,056,181	—
China Everbright International	5,768,100	5,095
China High Precision Automation Group (B) (C)	1,385,624	222
China Medical System Holdings	2,001,500	1,711
China Mengniu Dairy	1,650,415	7,395
China Minsheng Banking	781,000	934
China Mobile	1,411,445	15,770
China Mobile ADR	59,740	3,371
China Power International Development (A)	1,229,000	464
China State Construction International Holdings	4,749,784	7,644
China Unicom Hong Kong ADR	138,290	2,132
CNOOC	2,680,517	8,473
COSCO Pacific	5,001	8
Daphne International Holdings (A)	2,600,000	1,586
Geely Automobile Holdings (A)	4,830,000	2,485
Guangdong Investment (A)	998,000	857
Haier Electronics Group	2,362,800	4,576
Hengdeli Holdings	2,191,200	526
Huabao International Holdings	680,000	286
Nine Dragons Paper Holdings	1,112,000	784
Samsonite International	604,852	1,689
Sands China	977,700	6,045
Shenzhen Investment	960,000	389
Shougang Fushan Resources Group (A)	6,074,000	2,044
Sino Biopharmaceutical	1,884,000	1,275
SJM Holdings	1,009,405	2,837
Skyworth Digital Holdings	1,942,000	927
Sunac China Holdings	878,000	569
Sunny Optical Technology Group	1,259,307	1,314
Techtronic Industries	1,869,500	4,870

18	SEI Institutional International Trust / Annual Report / September 30, 2013

Description	Shares	Market Value ($ Thousands)
Xinyi Glass Holdings	2,906,944	$2,676
Zoomlion Heavy Industry Science and Technology (A)	2,703,660	2,343

		92,523

Hungary — 0.2%
EGIS Pharmaceuticals	1,778	224
OTP Bank	120,865	2,393

		2,617

India — 5.5%
Asian Paints	340,065	2,495
Axis Bank	106,671	1,717
Ballarpur Industries	111,411	19
Bank of Baroda	60,542	477
Bharat Petroleum	82,304	435
Cairn India	2,291,035	11,668
Cummins India	337,325	2,200
Dabur India	1,210,394	3,277
Dena Bank	141,420	103
Glenmark Pharmaceuticals	351,901	2,984
Godrej Consumer Products	209,210	2,798
HCL Technologies	176,987	3,074
HDFC Bank	98,900	3,044
Hexaware Technologies	184,110	378
ICICI Bank	231,554	7,058
Idea Cellular	640,580	1,722
Indiabulls Housing Finance	249,571	729
Infosys ADR	6,654	320
ITC	563,103	3,062
Larsen & Toubro	123,402	1,555
Mahindra & Mahindra GDR	130,135	1,741
Maruti Udyog	122,644	2,661
McLeod Russel India	20,755	83
Oil & Natural Gas	478,638	2,048
Oil India	26,958	188
Petronet LNG	650,445	1,233
Reliance Industries GDR (D)	302,811	7,961
Rural Electrification	442,294	1,329
Shriram Transport Finance	310,380	2,845
Sun TV Network	211,434	1,328
Tata Chemicals	94,130	358
Tata Global Beverages	986,095	2,266
Tech Mahindra	29,315	625
United Phosphorus	358,133	829
Yes Bank	510,005	2,341

		76,951

Indonesia — 1.5%
AKR Corporindo	4,575,200	1,580
Bank Bukopin	3,700,948	205
Bank Rakyat Indonesia Persero	7,494,451	4,692
Indocement Tunggal Prakarsa	412,770	642

Description	Shares	Market Value ($ Thousands)
Indofood CBP Sukses Makmur	643,934	$570
Indofood Sukses Makmur	2,101,500	1,280
Kalbe Farma	8,657,465	882
Perusahaan Gas Negara Persero	3,047,000	1,368
Semen Indonesia Persero	2,149,000	2,413
Surya Semesta Internusa	4,599,000	286
Tambang Batubara Bukit Asam	2,010,000	2,213
Telekomunikasi Indonesia Persero	21,297,580	3,862
Unilever Indonesia	250,500	652
United Tractors	665,681	937

		21,582

Ireland — 0.1%
Kenmare Resources*	3,618,498	1,670

Israel — 0.6%
Check Point Software Technologies*	24,875	1,407
Teva Pharmaceutical Industries	181,800	6,868

		8,275

Malaysia — 2.4%
Affin Holdings	96,100	129
Alliance Financial Group	900,200	1,384
AMMB Holdings	1,132,000	2,577
Axiata Group	1,818,936	3,839
Berjaya Sports Toto	395,201	498
British American Tobacco Malaysia	41,451	816
Digi.Com	549,101	819
Genting Malaysia	691,456	895
Hong Leong Financial Group	79,000	352
IOI	513,100	844
KLCC Property Holdings	132,700	262
Kulim Malaysia	340,600	343
Lafarge Malaysia	51,587	149
Malayan Banking	1,687,800	5,095
Malaysia Building Society	671,427	566
Media Prima	151,347	126
Parkson Holdings	592,918	699
Petronas Chemicals Group	885,100	1,860
Sapurakencana Petroleum*	1,650,600	1,869
Telekom Malaysia	360,876	580
Tenaga Nasional	428,700	1,188
Top Glove	1,784,628	3,444
UEM Sunrise	3,046,495	2,383
UMW Holdings	957,883	3,474

		34,191

Mexico — 5.2%
Alfa, Cl A	768,720	2,061
America Movil, Ser L	2,293,874	2,262
America Movil ADR, Ser L	135,475	2,684
Arca Continental	368,900	2,284
Cemex ADR*	397,224	4,441

SEI Institutional International Trust / Annual Report / September 30, 2013	19

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund (Continued)

September 30, 2013

Description	Shares	Market Value ($ Thousands)
Compartamos	999,300	$1,851
Controladora Comercial Mexicana* (A)	136,000	575
Empresas ICA ADR* (A)	207,080	1,768
Fibra Uno Administracion (E)	465,700	1,284
Fomento Economico Mexicano	51,592	5,009
Genomma Lab Internacional, Cl B* (A)	3,885,939	8,827
Gruma, Cl B*	254,183	1,410
Grupo Aeroportuario del Pacifico, Cl B	119,600	609
Grupo Carso, Ser A1	320,600	1,702
Grupo Financiero Banorte, Cl O	1,160,319	7,189
Grupo Financiero Inbursa, Cl O	490,800	1,115
Grupo Financiero Santander Mexico ADR	190,010	2,626
Grupo Herdez	32,875	111
Grupo Mexico, Ser B	1,560,391	4,645
Grupo Sanborns*	705,651	1,461
Grupo Televisa	325,440	9,096
Industrias Penoles	59,855	1,748
Inmobiliaria Vesta (A)	656,200	1,206
Kimberly-Clark de Mexico, Cl A	1,687,900	4,907
Wal-Mart de Mexico, Ser V	1,201,932	3,128

		73,999

Netherlands — 0.7%
Yandex, Cl A*	252,800	9,207

Peru — 0.4%
Credicorp	44,700	5,742

Philippines — 0.8%
Aboitiz Equity Ventures	1,390,200	1,437
Alliance Global Group	1,204,488	650
Bank of the Philippine Islands	360,050	797
BDO Unibank	494,363	852
International Container Terminal Services	1,240,074	2,763
Manila Electric	51,190	336
Nickel Asia	822,862	293
Rizal Commercial Banking	66,500	69
SM Investments	146,156	2,618
SM Prime Holdings	1,585,000	583
Universal Robina	292,364	826

		11,224

Poland — 0.8%
Asseco Poland	14,557	227
Eurocash	36,204	558
Jastrzebska Spolka Weglowa	12,348	290
KGHM Polska Miedz	27,366	1,081
PGE	281,646	1,501
Polski Koncern Naftowy Orlen	87,077	1,232
Powszechna Kasa Oszczednosci Bank Polski	409,700	4,869
Powszechny Zaklad Ubezpieczen*	11,348	1,542

Description	Shares	Market Value ($ Thousands)
Tauron Polska Energia	245,301	$376

		11,676

Russia — 7.2%
Alliance Oil*	264,752	1,992
Etalon Group GDR*	56,800	275
Eurasia Drilling GDR	148,916	5,942
Gazprom ADR	729,295	6,429
Globaltrans Investment GDR	421,685	6,115
Lukoil ADR	162,102	10,301
Magnit GDR	129,268	7,982
Mail.ru Group GDR	65,180	2,490
MegaFon GDR	102,686	3,620
Mobile Telesystems ADR	221,095	4,921
NovaTek GDR	65,849	8,705
Novolipetsk Steel GDR	26,959	438
QIWI ADR	39,100	1,222
Rosneft Oil GDR	851,185	6,895
Sberbank of Russia ADR	1,512,831	18,195
Severstal GDR	174,931	1,506
Sistema GDR	55,343	1,438
Surgutneftegas ADR	47,770	419
Tatneft ADR	74,149	2,903
TMK GDR	276,985	3,584
Uralkali GDR	39,810	1,035
VTB Bank GDR	1,330,444	3,512
X5 Retail Group GDR*	144,255	2,389

		102,308

Singapore — 0.3%
Asian Pay Television Trust	4,557,600	2,960
China Yuchai International	27,469	653

		3,613

South Africa — 5.3%
African Bank Investments (A)	352,018	584
Anglo American Platinum	22,479	974
ArcelorMittal South Africa	151,530	532
AVI	82,892	493
Barclays Africa Group (A)	28,886	423
Barloworld	265,325	2,515
Bidvest Group	114,524	2,864
Exxaro Resources	162,878	2,662
FirstRand (A)	736,516	2,452
Foschini Group	56,425	584
Impala Platinum Holdings	45,655	562
Imperial Holdings	116,622	2,526
Investec	108,847	714
Kumba Iron Ore (A)	45,810	2,112
Liberty Holdings	125,625	1,461
Life Healthcare Group Holdings	919,436	3,265
Mondi	91,891	1,562
MTN Group	480,357	9,355

20	SEI Institutional International Trust / Annual Report / September 30, 2013

Description	Shares	Market Value ($ Thousands)
Murray & Roberts Holdings	368,878	$1,008
Nampak	85,590	266
Naspers, Cl N	70,954	6,546
Netcare	287,068	685
Redefine Properties (E)	981,231	951
Remgro	97,890	1,887
Reunert	115,846	836
RMB Holdings	40,853	187
Sanlam	263,620	1,228
Sasol (A)	183,263	8,731
Shoprite Holdings	184,730	3,036
Spar Group	77,426	933
Standard Bank Group	570,999	6,802
Tiger Brands	21,476	638
Truworths International	69,582	622
Vodacom Group	223,951	2,769
Woolworths Holdings	364,393	2,686

		75,451

South Korea — 12.0%
AMOREPACIFIC Group	1,564	573
Chong Kun Dang Pharm	10,286	648
Coway	111,285	6,161
Daelim Industrial	25,820	2,331
Daesang	20,721	646
Dongbu Insurance	39,290	1,689
Doosan	1,255	176
Grand Korea Leisure	25,294	814
GS Home Shopping	5,417	1,254
Halla Visteon Climate Control	35,580	1,349
Hana Financial Group	18,792	644
Hanjin Shipping	98,248	807
Hankook Tire	63,469	3,626
Hanwha	18,370	648
Hite Jinro	33,750	859
Hyosung	11,642	777
Hyundai Marine & Fire Insurance	105,153	2,862
Hyundai Motor	25,485	5,952
Hyundai Wia	10,685	1,685
Industrial Bank of Korea	209,230	2,317
Kangwon Land	61,280	1,625
KB Financial Group	141,625	4,960
KCC	20,237	8,512
Kia Motors	113,167	6,876
Korean Reinsurance	68,510	816
KT	26,140	875
KT ADR	193,390	3,243
KT&G	65,434	4,688
LG Display	41,010	990
LG Display ADR (A)	152,940	1,825
LG Electronics	28,151	1,865
Lock & Lock	118,270	2,828
Lotte Chilsung Beverage	2,537	4,006
Lotte Confectionery	2,103	3,337

Description	Shares	Market Value ($ Thousands)
Lotte Shopping	6,435	$2,278
NAVER	3,564	1,847
OCI*	2,494	400
POSCO	4,692	1,395
S-1, Cl 1	16,146	972
Samsung Electronics	37,912	48,225
Samsung Engineering	10,725	824
Samsung Fire & Marine Insurance	4,044	928
Samsung Heavy Industries	19,680	788
Samsung Life Insurance	26,085	2,537
Seah Besteel	19,664	556
SFA Engineering	63,350	2,614
Shinhan Financial Group	77,324	3,141
SK Holdings	5,874	1,060
SK Hynix	65,620	1,847
SK Telecom	11,974	2,435
SK Telecom ADR (A)	438,099	9,945
Sung Kwang Bend	171,679	4,872

		168,928

Spain — 0.4%
Cemex Latam Holdings*	745,296	5,865

Taiwan — 8.3%
Airtac International Group	221,895	1,561
Asustek Computer	367,740	2,929
Catcher Technology	652,000	3,451
Cathay Financial Holding	1,649,473	2,349
Chailease Holding	318,200	747
Chicony Electronics	186,992	466
China Motor	1,040,000	939
China Steel Chemical	299,800	1,764
Chong Hong Construction	116,000	392
Chunghwa Telecom	473,056	1,515
CTCI	140,000	226
Delta Electronics	146,000	709
Elan Microelectronics	671,000	1,144
Farglory Land Development	1,160,043	2,158
Formosa Taffeta	88,000	86
Fubon Financial Holding	3,261,000	4,511
Highwealth Construction	90,000	198
Hiwin Technologies	449,270	3,009
Hon Hai Precision Industry	2,560,828	6,574
Huaku Development	236,196	692
King’s Town Bank	433,000	368
Kinik	352,000	775
Kinsus Interconnect Technology	233,000	820
Lite-On Technology	2,013,120	3,432
MediaTek	641,000	7,924
Merida Industry	144,750	940
Merry Electronics*	298,000	826
MStar Semiconductor	84,000	776
Novatek Microelectronics	364,400	1,510
Pegatron	1,392,738	1,988

SEI Institutional International Trust / Annual Report / September 30, 2013	21

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund (Continued)

September 30, 2013

Description	Shares	Market Value ($ Thousands)
Phison Electronics	266,000	$1,916
Pou Chen	903,000	1,052
Powertech Technology	353,000	664
President Chain Store	490,652	3,543
Quanta Computer	905,000	1,962
Radiant Opto-Electronics	903,050	3,222
Realtek Semiconductor	697,174	1,702
Shin Kong Financial Holding	3,640,119	1,231
Simplo Technology	589,094	2,859
Taishin Financial Holding	5,014,030	2,315
Taiwan Cement	1,719,000	2,488
Taiwan Semiconductor Manufacturing	4,901,090	16,659
Taiwan Semiconductor Manufacturing ADR	413,826	7,018
Teco Electric and Machinery	2,830,000	2,996
TPK Holding	182,000	1,653
Transcend Information	742,000	2,336
Uni-President Enterprises	1,747,260	3,256
United Microelectronics	6,180,000	2,644
United Microelectronics ADR (A)	1,358,600	2,799

		117,094

Thailand — 2.2%
Advanced Info Service	87,900	717
Airports of Thailand	209,300	1,261
Bangkok Bank	237,300	1,487
Bangkok Bank Foreign	445,000	2,803
Bangkok Bank NVDR (A)	140,661	881
Bangkok Expressway	148,400	164
CP ALL	1,728,000	1,947
Kasikornbank NVDR (A)	397,300	2,223
Kiatnakin Bank	796,244	1,082
Krung Thai Bank	196,350	120
Krung Thai Bank NVDR	3,330,877	2,045
Land and Houses	3,158,300	1,090
PTT	600,250	6,064
PTT Global Chemical	1,468,000	3,496
Ratchaburi Electricity Generating Holding	315,300	504
Siam Commercial Bank	238,800	1,130
Thai Airways International	547,700	348
Thai Oil	966,100	1,784
Thanachart Capital	1,550,700	1,661
VGI Global Media	1,736,000	655

		31,462

Turkey — 2.1%
Anadolu Efes Biracilik Ve Malt Sanayii	162,202	1,876
Arcelik	87,006	505
Aselsan Elektronik Sanayi Ve Ticaret	638,800	2,773
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret	158,566	199
Emlak Konut Gayrimenkul Yatirim Ortakligi (E)	1,921,620	2,593

Description	Shares	Market Value ($ Thousands)
Enka Insaat ve Sanayi	344,718	$1,023
Eregli Demir ve Celik Fabrikalari	1,841,994	2,331
Koza Altin Isletmeleri	66,458	1,055
Koza Anadolu Metal Madencilik Isletmeleri*	277,950	566
Pegasus Hava Tasimaciligi*	146,923	2,426
TAV Havalimanlari Holding	384,859	2,711
Tofas Turk Otomobil Fabrikasi	167,021	1,016
Tupras Turkiye Petrol Rafinerileri	38,010	802
Turk Hava Yollari	227,992	868
Turk Telekomunikasyon	441,739	1,533
Turkcell Iletisim Hizmetleri ADR*	141,135	2,082
Turkiye Garanti Bankasi	503,751	1,982
Turkiye Is Bankasi, Cl C	180,087	476
Turkiye Sise ve Cam Fabrikalari	2,194,071	3,015
Ulker Biskuvi Sanayi	71,857	490

		30,322

United Arab Emirates — 0.2%
Dragon Oil	324,773	3,061

United Kingdom — 1.4%
Afren*	1,337,128	2,995
Anglo American ADR	80,340	986
BG Group	154,900	2,961
Hikma Pharmaceuticals	225,313	3,795
Lonmin	249,401	1,290
Old Mutual	768,446	2,334
SABMiller	84,145	4,292
Tullow Oil	96,782	1,605

		20,258

United States — 1.0%
Avon Products	133,700	2,754
First Cash Financial Services*	49,200	2,851
Freeport-McMoRan Copper & Gold	72,800	2,408
Yahoo!*	166,700	5,528

		13,541

Total Common Stock (Cost $1,214,339) ($ Thousands)		1,280,101

PREFERRED STOCK — 4.0%

Brazil — 4.0%
Banco do Estado do Rio Grande do Sul	492,802	3,411
Braskem*	78,339	619
Cia Brasileira de Distribuicao Grupo Pao de Acucar	7,400	338
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	129,829	5,975
Cia de Bebidas das Americas	77,700	2,964
Cia de Bebidas das Americas ADR	183,722	7,046
Cia Energetica de Sao Paulo, Cl B	187,700	1,966

22	SEI Institutional International Trust / Annual Report / September 30, 2013

Description	Shares/Face Amount (1) (Thousands)		Market Value ($ Thousands)
Cia Paranaense de Energia		101,700	$1,421
Itau Unibanco Holding		79,139	1,116
Itau Unibanco Holding ADR		285,996	4,038
Itausa - Investimentos Itau		734,090	2,971
Klabin		140,400	730
Marcopolo		1,422,700	4,218
Metalurgica Gerdau, Cl A		128,760	1,205
Petroleo Brasileiro		306,316	2,535
Petroleo Brasileiro ADR, Cl A		382,557	6,400
Vale, Cl A		64,785	919
Vale ADR, Cl B		648,712	9,218

Total Preferred Stock (Cost $58,137) ($ Thousands)			57,090

EXCHANGE TRADED FUNDS — 3.2%

United States — 3.2%
iPath MSCI India Index ETN* (A)		154,299	7,809
iShares MSCI Emerging Markets ETF		910,640	37,127

Total Exchange Traded Funds (Cost $45,372) ($ Thousands)			44,936

DEBENTURE BOND — 0.0%

Brazil — 0.0%
Vale, Ser 1997
0.000%, 09/30/2049 (F)	BRL	8	—

Total Debenture Bond (Cost $—) ($ Thousands)			—

AFFILIATED PARTNERSHIP — 5.5%
SEI Liquidity Fund, L.P. 0.070%†** (G)		77,906,673	77,907

Total Affiliated Partnership (Cost $77,907) ($ Thousands)			77,907

CASH EQUIVALENT — 0.5%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%†**		7,820,680	7,821

Total Cash Equivalent (Cost $7,821) ($ Thousands)			7,821

TIME DEPOSITS — 1.0%
Brown Brothers Harriman
3.951%, 10/01/2013	ZAR	2,084	207
0.672%, 10/01/2013	NOK	—	—
0.400%, 10/01/2013	CAD	22	22
0.250%, 10/01/2013	SEK	—	—
0.106%, 10/01/2013	GBP	—	—

Description	Shares/Face Amount (1) (Thousands)		Market Value ($ Thousands)
0.030%, 10/01/2013		12,959	$12,959
0.019%, 10/01/2013	EUR	1	1
0.005%, 10/01/2013	HKD	5,183	668
0.005%, 10/01/2013	SGD	—	—

Total Time Deposits (Cost $13,857) ($ Thousands)			13,857

Total Investments — 104.8% (Cost $1,417,433) ($ Thousands)			$1,481,712

Percentages are based on a Net Assets of $1,413,683 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2013.

†	Investment in Affiliated Security (See Note 4).

(1)	In U.S. dollars unless otherwise indicated.

(A)	This security or a partial position of this security is on loan at September 30, 2013. The total market value of securities on loan at September 30, 2013 was $73,753 ($ Thousands) (See Note 8).

(B)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2013 was $222 ($ Thousands) and represented 0.0% of Net Assets.

(C)	Securities considered illiquid. The total market value of such securities as of September 30, 2013 was $222 ($ Thousands) and represented 0.0% of Net Assets.

(D)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(E)	Real Estate Investment Trust.

(F)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2013.

(G)	This security was purchased with cash collateral held from securities on loan (see Note 8). The total value of such securities as of September 30, 2013 was $77,907 ($ Thousands).

ADR — American Depositary Receipt

BRL — Brazilian Real

CAD — Canadian Dollar

Cl — Class

ETF — Exchange Traded Fund

ETN — Exchange Traded Note

EUR — Euro

GBP — British Pound Sterling

GDR — Global Depositary Receipt

HKD — Hong Kong Dollar

L.P. — Limited Partnership

NOK — Norwegian Krona

NVDR — Non-Voting Depositary Receipt

SEK — Swedish Krona

Ser — Series

SGD — Singapore Dollar

ZAR — South African Rand

SEI Institutional International Trust / Annual Report / September 30, 2013	23

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund (Concluded)

September 30, 2013

The following is a summary of the level of inputs used as of September 30, 2013, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3 (1)	Total
Common Stock	$1,279,879	$—	$222	$1,280,101
Preferred Stock	57,090	—	—	57,090
Exchange Traded Funds	44,936	—	—	44,936
Debenture Bond	—	—	—	—
Affiliated Partnership	—	77,907	—	77,907
Cash Equivalent	7,821	—	—	7,821
Time Deposits	—	13,857	—	13,857

Total Investments in Securities	$1,389,726	$91,764	$222	$1,481,712

(1)	A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For the year ended September 30, 2013, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Level 1 and Level 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded (See Note 2).

For the year ended September 30, 2013, there were no transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

24	SEI Institutional International Trust / Annual Report / September 30, 2013

SCHEDULE OF INVESTMENTS

International Fixed Income Fund

September 30, 2013

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS — 93.1%

Australia — 3.3%
Australia & New Zealand Banking Group MTN
3.625%, 07/18/2022	EUR	300	$452
Commonwealth Bank of Australia MTN
3.000%, 05/03/2022	EUR	230	331
2.625%, 01/12/2017	EUR	245	350
Government of Australia
6.000%, 02/15/2017		2,600	2,676
5.750%, 07/15/2022		2,750	2,952
5.500%, 01/21/2018		2,110	2,167
5.500%, 04/21/2023		160	170
4.250%, 07/21/2017		1,350	1,321
Government of Australia, Ser 122
5.250%, 03/15/2019		1,400	1,438
Government of Australia, Ser 124
5.750%, 05/15/2021		1,900	2,026
National Australia Bank MTN
1.875%, 01/13/2023	EUR	220	287
Queensland Treasury, Ser 17
6.000%, 09/14/2017		780	800
Suncorp-Metway
5.125%, 10/27/2014	GBP	235	395
Westpac Banking MTN
1.375%, 04/17/2020	EUR	230	304

			15,669

Austria — 1.0%
Republic of Austria
3.900%, 07/15/2020		75	117
3.650%, 04/20/2022		290	445
3.200%, 02/20/2017		600	880
1.950%, 06/18/2019		1,660	2,330
1.750%, 10/20/2023		380	494

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
Republic of Austria, Ser 97-6
6.250%, 07/15/2027		225	$436

			4,702

Belgium — 4.0%
Anheuser-Busch InBev MTN
8.625%, 01/30/2017		200	337
2.875%, 09/25/2024		650	888
Kingdom of Belgium
3.750%, 06/22/2045		183	251
Kingdom of Belgium, Ser 44
5.000%, 03/28/2035		500	833
Kingdom of Belgium, Ser 47
3.250%, 09/28/2016		7,340	10,690
Kingdom of Belgium, Ser 49
4.000%, 03/28/2017		230	345
Kingdom of Belgium, Ser 58
3.750%, 09/28/2020		231	350
Kingdom of Belgium, Ser 65
4.250%, 09/28/2022		250	389
Kingdom of Belgium, Ser 67
3.000%, 09/28/2019		1,680	2,444
Kingdom of Belgium, Ser 69
1.250%, 06/22/2018		1,650	2,228

			18,755

Brazil — 0.4%
BRF
3.950%, 05/22/2023 (A)	USD	410	353
Cosan
5.000%, 03/14/2023 (A)	USD	240	216
Gerdau Trade
5.750%, 01/30/2021 (A)	USD	101	99
4.750%, 04/15/2023 (A)	USD	200	178
Petrobras Global Finance
4.375%, 05/20/2023	USD	175	160
4.250%, 10/02/2023	EUR	153	206
Raisen Energy Finance
7.000%, 02/01/2017	USD	270	300
Vale Overseas
4.375%, 01/11/2022	USD	314	303

			1,815

Canada — 4.2%
Bell Canada MTN
5.000%, 02/15/2017		270	283
Canada Housing Trust No. 1
4.100%, 12/15/2018		1,390	1,476
2.050%, 06/15/2017		2,470	2,419
CDP Financial
4.400%, 11/25/2019 (A)	USD	850	943
Government of Canada
5.750%, 06/01/2033		1,415	1,930

SEI Institutional International Trust / Annual Report / September 30, 2013	25

SCHEDULE OF INVESTMENTS

International Fixed Income Fund (Continued)

September 30, 2013

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
5.000%, 06/01/2037		1,300	$1,673
4.250%, 06/01/2018		715	771
4.000%, 06/01/2041		280	319
3.750%, 06/01/2019		800	850
3.500%, 06/01/2020		1,680	1,769
2.750%, 06/01/2022		800	796
1.500%, 03/01/2017		1,500	1,459
1.250%, 09/01/2018		750	709
Province of British Columbia
3.250%, 12/18/2021		1,150	1,135
Province of Manitoba Canada
3.850%, 12/01/2021		710	727
Province of Ontario Canada
3.150%, 06/02/2022		2,000	1,926
Quebecor Media
5.750%, 01/15/2023	USD	128	121
Royal Bank of Canada
1.625%, 08/04/2020	EUR	190	255
TransCanada PipeLines
2.500%, 08/01/2022	USD	300	276
Valeant Pharmaceuticals International
7.500%, 07/15/2021 (A)	USD	177	191

			20,028

China — 0.1%
CNOOC Finance
1.750%, 05/09/2018	USD	204	197
Talent Yield Investments
4.500%, 04/25/2022 (A)	USD	310	309

			506

Colombia — 0.0%
Pacific Rubiales Energy
5.125%, 03/28/2023 (A)	USD	123	110

Czech Republic — 0.1%
Government of Czech Republic, Ser 51
4.000%, 04/11/2017		8,050	471

Denmark — 1.6%
Danske Bank
5.375%, 09/29/2021 (B)	GBP	170	279
3.500%, 04/16/2018	EUR	155	231
DONG Energy MTN
5.750%, 04/09/2040	GBP	200	369
Kingdom of Denmark
4.500%, 11/15/2039		1,300	320
4.000%, 11/15/2017		8,915	1,835
3.000%, 11/15/2021		21,800	4,380

			7,414

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Finland — 1.0%
Elisa MTN
2.250%, 10/04/2019		300	$405
Government of Finland
4.375%, 07/04/2019		400	636
3.375%, 04/15/2020		2,080	3,161
Nordea Bank Finland MTN
2.375%, 07/17/2017		190	271
2.250%, 05/03/2019		170	240

			4,713

France — 9.2%
Accor
2.500%, 03/21/2019		300	405
Arkema
3.850%, 04/30/2020		200	294
AXA MTN
6.211%, 10/29/2049 (B)		275	384
Banque Federative du Credit Mutuel MTN
2.000%, 09/19/2019		400	532
Banque PSA Finance MTN
4.875%, 09/25/2015		450	633
BNP Paribas MTN
4.730%, 04/12/2049 (B)		300	411
2.500%, 08/23/2019		350	484
2.375%, 09/14/2017	USD	445	451
BNP Paribas Home Loan SFH MTN
3.125%, 03/22/2022		500	732
BPCE SFH MTN
3.625%, 05/12/2016		100	145
2.750%, 02/16/2017		300	430
1.750%, 11/29/2019		600	816
Caisse de Refinancement de l’Habitat MTN
5.000%, 04/08/2019		500	803
Caisse Francaise de Financement Local MTN
4.500%, 04/27/2015		380	546
3.750%, 05/18/2016		225	328
Casino Guichard Perracho MTN
4.726%, 05/26/2021		300	448
Cie de Financement Foncier MTN
4.625%, 09/23/2017		575	885
4.250%, 01/19/2022		300	469
Cie de St. Gobain MTN
3.625%, 03/28/2022		120	169
Credit Agricole Home Loan SFH MTN
2.875%, 09/09/2016		300	431

26	SEI Institutional International Trust / Annual Report / September 30, 2013

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
Dexia Credit Local MTN
2.625%, 01/21/2014		300	$409
0.744%, 04/29/2014 (B)	USD	410	410
Electricite de France MTN
6.500%, 01/26/2019 (A)	USD	250	300
5.500%, 10/17/2041	GBP	100	177
5.375%, 12/12/2049 (B)		100	139
5.250%, 12/29/2049 (B)	USD	120	113
4.125%, 03/25/2027		100	147
French Treasury Note
2.500%, 01/15/2015		1,145	1,595
2.000%, 07/12/2015		1,180	1,646
1.000%, 07/25/2017		235	320
0.750%, 09/25/2014		400	544
Gecina MTN
2.875%, 05/30/2023 (C)		500	647
Government of France
5.000%, 10/25/2016		1,240	1,903
4.750%, 04/25/2035		60	100
4.500%, 04/25/2041		1,280	2,077
3.250%, 05/25/2045		380	494
3.000%, 10/25/2015		4,150	5,927
3.000%, 04/25/2022		640	929
1.750%, 05/25/2023		6,345	8,161
1.000%, 05/25/2018		2,345	3,165
HSBC SFH France MTN
2.000%, 10/16/2023		700	922
Iliand
4.875%, 06/01/2016		300	437
Lafarge MTN
4.750%, 09/30/2020		118	162
RCI Banque
3.400%, 04/11/2014 (A)	USD	250	253
Societe Generale MTN
5.750%, 04/20/2016 (A)	USD	111	120
5.200%, 04/15/2021 (A)		425	462
3.875%, 12/17/2015	GBP	100	170
Societe Generale SFH MTN
3.250%, 06/06/2016		400	578
Unibail-Rodamco MTN
2.375%, 02/25/2021 (C)		500	672
Veolia Environnement MTN
6.125%, 11/25/2033		270	450
4.625%, 03/30/2027		200	295

			43,520

Germany — 7.4%
Allianz Finance II MTN
3.500%, 02/14/2022		300	443
BMW Finance MTN
3.375%, 12/14/2018	GBP	250	427
Bundesobligation
1.000%, 10/12/2018		670	915

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
Bundesrepublik Deutschland
2.500%, 07/04/2044		3,695	$4,895
1.500%, 02/15/2023 (G)		150	200
Bundesrepublik Deutschland, Ser 03
4.750%, 07/04/2034		1,820	3,332
Bundesrepublik Deutschland, Ser 08
4.750%, 07/04/2040		25	48
Continental MTN
3.125%, 09/09/2020		600	826
Deutsche Bank MTN
1.407%, 12/15/2015 (B)	GBP	280	445
Deutsche Postbank MTN
3.750%, 02/12/2014		800	1,097
Deutsche Telekom International Finance
8.875%, 11/27/2028	GBP	160	385
Deutsche Telekom International Finance MTN
7.375%, 12/04/2019	GBP	200	406
Deutschland Inflation Linked Bond
1.500%, 04/15/2016		3,230	4,619
E.ON International Finance
5.800%, 04/30/2018 (A)	USD	150	174
E.ON International Finance MTN
6.000%, 10/30/2019	GBP	300	574
Euro Zone Inflation Linked Bond
0.750%, 04/15/2018		6,567	9,395
Evonik Industries MTN
1.875%, 04/08/2020		600	802
FMS Wertmanagement
1.125%, 09/03/2018		300	406
Hypothekenbank Frankfurt MTN
2.875%, 01/19/2016		160	228
KFW MTN
4.750%, 08/12/2015	SEK	6,000	989
4.375%, 07/04/2018		205	321
3.875%, 01/21/2019		575	887
3.375%, 08/30/2017	CHF	370	457
Landwirtschaftliche Rentenbank
3.250%, 03/12/2014		410	562
Linde Finance MTN
3.875%, 06/01/2021		450	685
Muenchener Rueckversicherungs MTN
6.250%, 05/26/2042 (B)		200	315
RWE
7.000%, 10/12/2072 (B)	USD	224	238

SEI Institutional International Trust / Annual Report / September 30, 2013	27

SCHEDULE OF INVESTMENTS

International Fixed Income Fund (Continued)

September 30, 2013

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
Vier Gas Transport Gmbh MTN
3.125%, 07/10/2023		250	$349
2.875%, 06/12/2025		200	269
Volta Electricity
4.170%, 02/16/2017		281	371

			35,060

Indonesia — 0.1%
Holcim US Finance Sarl & Cie SCS MTN
2.625%, 09/07/2020	EUR	275	374
Pertamina Persero
6.000%, 05/03/2042 (A)	USD	380	308

			682

Ireland — 0.9%
AIB Mortgage Bank MTN
2.625%, 07/29/2016		400	550
Aquarius and Investments for Zurich Insurance MTN
4.250%, 10/02/2043 (B)		100	133
Bank of Ireland MTN
4.000%, 01/28/2015		250	347
Bank of Ireland Mortgage Bank MTN
3.625%, 10/02/2020 (D)		170	232
GE Capital UK Funding MTN
4.375%, 07/31/2019	GBP	810	1,407
Ireland Government Bond
5.400%, 03/13/2025		580	860
4.500%, 10/18/2018		345	503
3.900%, 03/20/2023		200	271

			4,303

Israel — 0.1%
Israel Government Bond
4.250%, 03/31/2023		750	225

Italy — 5.0%
Atlantia
4.375%, 03/16/2020		275	405
Edison MTN
3.875%, 11/10/2017		600	885
Enel Finance International MTN
4.875%, 03/11/2020		100	146
4.875%, 04/17/2023		290	412
3.875%, 10/07/2014 (A)	USD	350	359
Intesa Sanpaolo MTN
4.875%, 07/10/2015		300	425
4.000%, 11/09/2017		368	510

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
Italy Buoni Poliennali Del Tesoro
6.500%, 11/01/2027		305	$483
6.000%, 05/01/2031		675	1,022
5.500%, 11/01/2022		150	219
5.000%, 03/01/2022		1,500	2,145
5.000%, 09/01/2040		1,670	2,238
4.750%, 05/01/2017		2,090	3,002
4.750%, 09/01/2021		3,250	4,609
4.750%, 09/01/2044		355	453
4.500%, 03/01/2019		400	567
4.250%, 02/01/2015		2,325	3,263
3.500%, 11/01/2017		460	632
3.500%, 06/01/2018		300	411
2.250%, 04/22/2017		1,105	1,494
UniCredit MTN
6.950%, 10/31/2022		100	139
6.375%, 10/16/2018 (B)	GBP	100	162
Unione di Banche Italiane MTN
4.500%, 02/22/2016		200	287

			24,268

Japan — 19.8%
Government of Japan 5 Year Bond, Ser 95
0.600%, 03/20/2016		398,950	4,114
Government of Japan 5 Year Bond, Ser 106
0.200%, 09/20/2017		850,000	8,669
Government of Japan 5 Year Bond, Ser 108
0.100%, 12/20/2017		315,000	3,197
Government of Japan 5 Year Bond, Ser 109
0.100%, 03/20/2018		37,900	384
Government of Japan 10 Year Bond, Ser 275
1.400%, 12/20/2015		626,600	6,567
Government of Japan 10 Year Bond, Ser 298
1.300%, 12/20/2018		254,550	2,735
Government of Japan 10 Year Bond, Ser 301
1.500%, 06/20/2019		235,300	2,563
Government of Japan 10 Year Bond, Ser 303
1.400%, 09/20/2019		774,500	8,406
Government of Japan 10 Year Bond, Ser 308
1.300%, 06/20/2020		1,151,000	12,437
Government of Japan 10 Year Bond, Ser 313
1.300%, 03/20/2021		750,000	8,102

28	SEI Institutional International Trust / Annual Report / September 30, 2013

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
Government of Japan 10 Year Bond, Ser 316
1.100%, 06/20/2021		240,550	$2,561
Government of Japan 20 Year Bond, Ser 48
2.500%, 12/21/2020		629,450	7,347
Government of Japan 20 Year Bond, Ser 55
2.000%, 03/21/2022		257,000	2,925
Government of Japan 20 Year Bond, Ser 99
2.100%, 12/20/2027		527,450	6,107
Government of Japan 20 Year Bond, Ser 106
2.200%, 09/20/2028		40,650	474
Government of Japan 20 Year Bond, Ser 112
2.100%, 06/20/2029		325,000	3,721
Government of Japan 20 Year Bond, Ser 128
1.900%, 06/20/2031		55,000	600
Government of Japan 20 Year Bond, Ser 140
1.700%, 09/20/2032		34,850	365
Government of Japan 20 Year Bond, Ser 143
1.600%, 03/20/2033		331,950	3,406
Government of Japan 20 Year Bond, Ser 144
1.500%, 03/20/2033		90,000	908
Government of Japan 30 Year Bond, Ser 29
2.400%, 09/20/2038		103,250	1,211
Government of Japan 30 Year Bond, Ser 30
2.300%, 03/20/2039		315,500	3,637
Government of Japan 30 Year Bond, Ser 33
2.000%, 09/20/2040		167,000	1,818
Government of Japan 30 Year Bond, Ser 34
2.200%, 03/20/2041		30,000	340
Government of Japan 30 Year Bond, Ser 36
2.000%, 03/20/2042		15,000	163
Government of Japan 30 Year Bond, Ser 37
1.900%, 09/20/2042		40,400	430
Japan Finance Organization for Municipalities
4.500%, 05/27/2014	EUR	450	624
ORIX
4.710%, 04/27/2015	USD	135	142

			93,953

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Malaysia — 0.2%
Malaysia Government Bond
5.734%, 07/30/2019		900	$304
3.418%, 08/15/2022		445	133
Petronas Capital
5.250%, 08/12/2019	USD	410	454

			891

Mexico — 0.8%
America Movil
3.259%, 07/22/2023	EUR	500	675
3.000%, 07/12/2021	EUR	225	307
Grupo KUO De
6.250%, 12/04/2022 (A)	USD	300	288
Mexican Bonos, Ser M10
7.750%, 12/14/2017		19,166	1,625
Mexican Bonos
7.750%, 11/13/2042		9,100	735

			3,630

Netherlands — 4.1%
ABN AMRO Bank MTN
4.875%, 01/16/2019	GBP	200	355
3.750%, 07/15/2014		750	1,042
Achmea Hypotheekbank MTN
2.375%, 02/08/2016		275	378
Akzo Nobel MTN
8.000%, 04/06/2016	GBP	205	382
Alliander MTN
2.875%, 06/14/2024		200	276
ASML Holding
3.375%, 09/19/2023		450	614
Coco-Cola HBC Finance
2.375%, 06/18/2020		350	473
Fortis Bank Nederland MTN
3.375%, 05/19/2014		580	801
Heineken MTN
2.125%, 08/04/2020		300	403
ING Bank MTN
3.375%, 03/23/2017		125	183
0.937%, 05/23/2016 (B)	USD	450	435
Kingdom of Netherlands
4.500%, 07/15/2017		500	770
4.000%, 07/15/2018		185	285
4.000%, 01/15/2037		300	492
3.750%, 01/15/2042		250	402
3.500%, 07/15/2020		485	739
2.250%, 07/15/2022		1,255	1,737
1.750%, 07/15/2023		1,290	1,681
1.750%, 07/15/2023		1,150	1,499
1.250%, 01/15/2018		2,530	3,471
Koninklijke KPN
3.250%, 02/01/2021		400	553

SEI Institutional International Trust / Annual Report / September 30, 2013	29

SCHEDULE OF INVESTMENTS

International Fixed Income Fund (Continued)

September 30, 2013

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
LeasePlan MTN
3.250%, 05/22/2014		590	$814
Robert Bosch Investment Nederland MTN
2.979%, 05/27/2033		200	258
Shell International Finance
2.250%, 01/06/2023	USD	825	743
UPCB Finance
7.625%, 01/15/2020		250	364
Wuerth Finance International MTN
1.750%, 05/21/2020		150	200

			19,350

New Zealand — 0.8%
BNZ International Funding MTN
1.250%, 05/23/2018	EUR	156	207
Government of New Zealand
5.500%, 04/15/2023		320	285
2.000%, 09/20/2025		4,157	3,269

			3,761

Norway — 1.2%
DnB Bank MTN
4.750%, 03/08/2022 (B)	EUR	120	174
3.000%, 09/26/2023 (B)	EUR	170	230
DnB Boligkreditt
2.750%, 04/20/2015	EUR	625	876
Eksportfinans
2.375%, 05/25/2016	USD	200	194
2.000%, 09/15/2015	USD	20	20
Government of Norway
4.500%, 05/22/2019		1,150	212
3.750%, 05/25/2021		8,330	1,491
2.000%, 05/24/2023		645	100
Kommunalbanken MTN
1.000%, 03/15/2018 (A)		800	776
Sparebank 1 Boligkreditt MTN
2.375%, 11/22/2016	EUR	170	241
Telenor MTN
2.500%, 05/22/2025	EUR	600	782
Yara International
7.875%, 06/11/2019 (A)	USD	185	223

			5,319

Peru — 0.1%
Republic of Peru
7.840%, 08/12/2020		711	296

Poland — 0.5%
Republic of Poland
5.125%, 04/21/2021	USD	135	147
4.000%, 10/25/2023		300	92

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
Republic of Poland, Ser 1019
5.500%, 10/25/2019		1,475	$507
Republic of Poland, Ser 1021
5.750%, 10/25/2021		4,640	1,626
Republic of Poland, Ser E MTN
4.200%, 04/15/2020	EUR	60	90

			2,462

Qatar — 0.1%
State of Qatar
4.500%, 01/20/2022 (A)	USD	390	416

Romania — 0.0%
Romanian Government International Bond MTN
4.625%, 09/18/2020	EUR	170	233

Russia — 0.3%
Gazprom Via Gaz Capital MTN
6.580%, 10/31/2013	GBP	240	389
Russian Federation Registered
7.500%, 03/31/2030 (E)	USD	286	337
Severstal OAO Via Steel Capital MTN
4.450%, 03/19/2018 (A)	USD	320	312
VimpelCom Holdings
5.200%, 02/13/2019 (A)	USD	200	199

			1,237

Singapore — 0.2%
Government of Singapore
4.000%, 09/01/2018		495	447
3.125%, 09/01/2022		275	236
Temasek Financial I MTN
2.375%, 01/23/2023 (A)	USD	495	453

			1,136

South Africa — 0.2%
Republic of South Africa
10.500%, 12/21/2026		2,500	299
8.250%, 09/15/2017		6,600	688

			987

South Korea — 0.7%
Export-Import Bank of Korea MTN
2.000%, 04/30/2020	USD	300	394
Korea National Oil
3.125%, 04/03/2017 (A)	USD	540	555
Korea Treasury Bond
4.250%, 06/10/2021		1,009,870	999
4.000%, 12/10/2031		350,000	342
3.500%, 09/10/2016		973,960	922

			3,212

30	SEI Institutional International Trust / Annual Report / September 30, 2013

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Spain — 3.4%
Abertis Infraestructuras
3.750%, 06/20/2023		400	$534
Banco de Sabadell
3.375%, 01/23/2018		100	137
Banco Popular Espanol
4.000%, 10/18/2016		100	140
3.750%, 01/22/2019		100	136
Bankia
4.250%, 05/25/2018		150	206
FADE - Fondo de Amortizacion del Deficit Electrico
4.125%, 03/17/2017		200	283
Ferrovial Emisiones MTN
3.375%, 06/07/2021		475	635
Government of Spain
5.850%, 01/31/2022		110	167
5.500%, 04/30/2021		1,980	2,969
4.850%, 10/31/2020		1,740	2,511
4.800%, 01/31/2024		805	1,130
4.750%, 07/30/2014		925	1,289
4.700%, 07/30/2041		665	853
4.500%, 01/31/2018		750	1,082
4.250%, 10/31/2016		125	179
4.000%, 04/30/2020		100	138
3.300%, 10/31/2014		475	657
Santander International Debt MTN
4.625%, 03/21/2016		700	1,003
Telefonica Emisiones MTN
5.811%, 09/05/2017		300	453
5.597%, 03/12/2020	GBP	100	170
4.710%, 01/20/2020		200	286
4.375%, 02/02/2016		375	536
3.987%, 01/23/2023		200	263
3.961%, 03/26/2021		300	405

			16,162

Supra-National — 0.3%
European Investment Bank MTN
2.750%, 09/15/2021	EUR	1,000	1,434

Sweden — 1.5%
Akzo Nobel Sweden Finance MTN
2.625%, 07/27/2022	EUR	150	201
Kingdom of Sweden
1.500%, 11/13/2023		2,830	404
Kingdom of Sweden Inflation Linked Bond
0.250%, 06/01/2022		2,518	374
Kingdom of Sweden, Ser 1041
6.750%, 05/05/2014		5,970	961

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
Kingdom of Sweden, Ser 1051
3.750%, 08/12/2017		4,870	$820
Kingdom of Sweden, Ser 1054
3.500%, 06/01/2022		2,300	391
Kingdom of Sweden, Ser 3105
3.500%, 12/01/2015		4,212	711
Kommuninvest I Sverige, Ser 1508 MTN
2.750%, 08/12/2015		5,300	845
Nordea Bank MTN
4.500%, 03/26/2020	EUR	225	331
4.000%, 03/29/2021	EUR	255	363
Skandinaviska Enskilda Banken MTN
4.000%, 09/12/2022 (B)	EUR	190	270
1.875%, 11/14/2019	EUR	175	235
1.375%, 05/29/2018 (A)	USD	300	294
Swedbank Hypotek
1.125%, 05/07/2020	EUR	100	131
Telefonaktiebolaget LM Ericsson
4.125%, 05/15/2022	USD	465	455
TeliaSonera MTN
3.500%, 09/05/2033	EUR	350	474

			7,260

Switzerland — 0.7%
Credit Suisse
5.750%, 09/18/2025 (B)	EUR	250	337
4.750%, 08/05/2019	EUR	400	625
Government of Switzerland
2.000%, 04/28/2021		1,070	1,289
1.500%, 04/30/2042		120	129
UBS
6.625%, 04/11/2018	GBP	150	287
6.375%, 07/20/2016	GBP	160	292
4.280%, 04/29/2049 (B)	EUR	200	273

			3,232

Thailand — 0.1%
Thailand Government Bond
3.650%, 12/17/2021	THB	16,020	507

Turkey — 0.1%
Akbank
3.875%, 10/24/2017 (A)	USD	380	370
Turkiye Halk Bankasi
3.875%, 02/05/2020 (A)	USD	400	357

			727

United Arab Emirates — 0.2%
Abu Dhabi National Energy
3.625%, 01/12/2023 (A)	USD	400	373

SEI Institutional International Trust / Annual Report / September 30, 2013	31

SCHEDULE OF INVESTMENTS

International Fixed Income Fund (Continued)

September 30, 2013

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
IPIC GMTN MTN
6.875%, 03/14/2026	GBP	100	$195
5.875%, 03/14/2021	EUR	125	199

			767

United Kingdom — 14.2%
AA Bond
4.720%, 07/02/2043		500	834
Abbey National Treasury Services MTN
5.500%, 06/18/2014		775	1,293
5.250%, 02/16/2029		450	840
5.125%, 04/14/2021		300	555
4.250%, 04/12/2021	EUR	350	549
3.625%, 09/08/2016	EUR	300	439
3.375%, 06/08/2015	EUR	500	708
1.750%, 01/15/2018	EUR	525	710
Anglian Water Services Financing, Ser A5 MTN
6.293%, 07/30/2030		500	1,004
Aviva MTN
6.875%, 05/22/2038 (B)	EUR	195	290
6.125%, 07/05/2043 (B)	EUR	225	319
Bank of Scotland MTN
4.750%, 06/08/2022	EUR	290	474
4.625%, 06/08/2017	EUR	275	421
Barclays Bank MTN
6.750%, 01/16/2023 (B)		350	618
6.625%, 03/30/2022	EUR	200	310
4.500%, 03/04/2019 (B)	EUR	125	170
4.250%, 01/12/2022		250	441
4.000%, 01/20/2017	EUR	200	295
BAT International Finance MTN
7.250%, 03/12/2024		250	523
5.375%, 06/29/2017	EUR	425	662
4.000%, 09/04/2026		200	324
Bishopsgate Asset Finance
4.808%, 08/14/2044		186	276
BP Capital Markets
3.830%, 10/06/2017	EUR	350	520
2.994%, 02/18/2019	EUR	300	432
2.500%, 11/06/2022	USD	400	362
British American Tobacco Holdings MTN
4.000%, 07/07/2020		100	152
British Telecommunications
6.375%, 06/23/2037		120	239
5.750%, 12/07/2028		336	623
Centrica MTN
4.375%, 03/13/2029		300	494
4.250%, 09/12/2044		200	307

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
Channel Link Enterprises Finance
3.570%, 06/30/2050 (B)	EUR	350	$440
Coventry Building Society MTN
4.625%, 04/19/2018		230	414
Direct Line Insurance Group
9.379%, 04/27/2042 (B)		100	195
Eastern Power Networks MTN
6.250%, 11/12/2036		160	322
ENW Finance MTN
6.125%, 07/21/2021		350	664
Eversholt Funding MTN
5.831%, 12/02/2020		100	187
Experian Finance MTN
4.750%, 02/04/2020	EUR	425	660
FCE Bank MTN
5.125%, 11/16/2015		200	347
4.825%, 02/15/2017		200	350
1.875%, 05/12/2016	EUR	250	343
1.625%, 09/09/2016	EUR	100	136
First Hydro Finance
9.000%, 07/31/2021		220	469
Firstgroup
5.250%, 11/29/2022		350	580
G4S International Finance MTN
2.625%, 12/06/2018	EUR	250	338
Gatwick Funding MTN
5.750%, 01/23/2037		250	455
Great Rolling Stock MTN
6.250%, 07/27/2020		300	568
Heathrow Funding MTN
7.125%, 02/14/2024		150	289
HJ Heinz Finance UK
6.250%, 02/18/2030		115	185
HSBC Bank
4.125%, 08/12/2020	USD	375	394
HSBC Holdings MTN
6.500%, 05/20/2024		250	495
4.000%, 03/30/2022	USD	145	148
Imperial Tobacco Finance MTN
8.375%, 02/17/2016	EUR	75	118
7.750%, 06/24/2019		600	1,201
7.250%, 09/15/2014	EUR	150	216
4.375%, 11/22/2013	EUR	550	748
Intu SGS Finance MTN
3.875%, 03/17/2023 (C)		250	403
Lloyds TSB Bank MTN
6.500%, 03/24/2020	EUR	275	423
4.625%, 02/02/2017	EUR	420	630
Mondi Finance MTN
3.375%, 09/28/2020	EUR	250	347
Motability Operations Group MTN
3.750%, 11/29/2017	EUR	300	445

32	SEI Institutional International Trust / Annual Report / September 30, 2013

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
National Westminster Bank
6.500%, 09/07/2021		220	$376
Nationwide Building Society MTN
4.625%, 02/08/2021	EUR	550	890
4.125%, 03/20/2023 (B)	EUR	1,200	1,611
3.125%, 10/13/2016	EUR	175	253
Network Rail Infrastructure Finance MTN
4.400%, 03/06/2016	CAD	690	713
Northern Rock
5.625%, 06/22/2017 (A)	USD	1,750	1,985
Northumbrian Water Finance
6.000%, 10/11/2017		500	935
Rolls-Royce
6.750%, 04/30/2019		100	198
Royal Bank of Scotland MTN
9.500%, 03/16/2022 (B)	USD	200	230
6.934%, 04/09/2018	EUR	300	445
5.500%, 03/23/2020	EUR	200	317
5.125%, 01/13/2024		400	738
Scottish Widows
5.500%, 06/16/2023		150	239
Severn Trent Utilities Finance
6.250%, 06/07/2029		350	696
SSE MTN
5.750%, 02/05/2014		245	403
Standard Chartered MTN
4.000%, 07/12/2022 (B)	USD	390	395
Standard Life MTN
5.500%, 12/04/2042 (B)		250	414
Tesco
6.052%, 10/13/2039		334	610
6.000%, 12/14/2029		100	185
5.500%, 12/13/2019		310	570
United Kingdom Gilt
6.000%, 12/07/2028		250	547
5.000%, 03/07/2025		125	245
4.500%, 12/07/2042		2,015	3,877
4.250%, 06/07/2032		180	330
4.250%, 12/07/2055		55	104
3.250%, 01/22/2044		530	812
2.250%, 09/07/2023		980	1,521
1.750%, 09/07/2022		2,005	3,041
1.250%, 07/22/2018		955	1,526
1.000%, 09/07/2017		575	923
United Kingdom Treasury
4.750%, 12/07/2030		1,240	2,411
4.750%, 12/07/2038		756	1,502
4.500%, 03/07/2019		250	465
4.250%, 03/07/2036		260	478
4.250%, 09/07/2039		885	1,630
4.000%, 03/07/2022		850	1,547
2.000%, 01/22/2016		533	890
1.750%, 01/22/2017		1,670	2,773

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
University of Manchester
4.250%, 07/04/2053		250	$428
Virgin Media Secured Finance
7.000%, 01/15/2018		180	304
Voyage Care Bondco
6.500%, 08/01/2018		150	240
Wales & West Utilities Finance MTN
6.750%, 12/17/2036 (B)		200	378
Western Power Distribution South West
5.750%, 03/23/2040		200	379
William Hill
7.125%, 11/11/2016		100	179
Yorkshire Power Finance
7.250%, 08/04/2028		208	424
Yorkshire Water Services Bradford Finance
6.375%, 08/19/2039		100	209

			67,060

United States — 5.2%
AbbVie
4.400%, 11/06/2042		90	81
2.900%, 11/06/2022		255	238
1.750%, 11/06/2017		49	49
Aetna
2.750%, 11/15/2022		165	152
Altria Group
4.750%, 05/05/2021		180	191
4.250%, 08/09/2042		265	221
American International Group
8.175%, 05/15/2058 (B)		240	281
5.850%, 01/16/2018		245	279
American Tower
3.400%, 02/15/2019 (C)		390	385
AT&T
5.875%, 04/28/2017	GBP	200	366
4.875%, 06/01/2044	GBP	430	683
3.550%, 12/17/2032	EUR	200	258
Bank of America MTN
5.650%, 05/01/2018		350	395
Bristol-Myers Squibb
2.000%, 08/01/2022		670	602
CCO Holdings
8.125%, 04/30/2020		90	98
Chevron
2.355%, 12/05/2022		810	746
Citigroup
5.875%, 01/30/2042		75	83
5.000%, 08/02/2019	EUR	230	358
4.500%, 01/14/2022		60	63
4.450%, 01/10/2017		550	596
4.250%, 02/25/2030 (B)	EUR	1,000	1,299

SEI Institutional International Trust / Annual Report / September 30, 2013	33

SCHEDULE OF INVESTMENTS

International Fixed Income Fund (Continued)

September 30, 2013

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
Denbury Resources
4.625%, 07/15/2023		255	$233
DISH DBS
5.000%, 03/15/2023		240	223
Dollar General
3.250%, 04/15/2023		400	364
General Electric
2.700%, 10/09/2022		320	302
General Electric Capital MTN
5.500%, 01/08/2020		305	346
5.300%, 02/11/2021		205	223
4.625%, 01/07/2021		750	805
Goldman Sachs Group MTN
6.375%, 05/02/2018	EUR	400	645
5.250%, 07/27/2021		45	49
3.250%, 02/01/2023	EUR	400	546
2.625%, 08/19/2020	EUR	350	474
HCA
7.500%, 02/15/2022		210	230
International Business Machines MTN
1.375%, 11/19/2019	EUR	250	332
John Deere Bank MTN
1.500%, 07/16/2018		250	340
JPMorgan Chase
4.500%, 01/24/2022		200	209
0.617%, 10/12/2015 (B)	EUR	350	467
JPMorgan Chase Bank
0.888%, 05/31/2017 (B)	EUR	1,250	1,664
Kroger
3.400%, 04/15/2022		33	32
Macy’s Retail Holdings
3.875%, 01/15/2022		164	163
Merrill Lynch MTN
0.774%, 09/14/2018 (B)	EUR	375	466
Metropolitan Life Global Funding I MTN
4.625%, 05/16/2017	EUR	200	303
Morgan Stanley MTN
5.625%, 09/23/2019		175	195
5.375%, 08/10/2020	EUR	150	235
3.750%, 09/21/2017	EUR	350	506
3.750%, 02/25/2023		130	125
Motorola Solutions
3.500%, 03/01/2023		178	166
NASDAQ OMX Group
3.875%, 06/07/2021	EUR	200	279
NBCUniversal Media
4.375%, 04/01/2021		375	404
News America
4.500%, 02/15/2021		75	80
Offshore Group Investment
7.125%, 04/01/2023		218	213

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
Omnicom Group
3.625%, 05/01/2022		110	$105
Oracle MTN
2.250%, 01/10/2021	EUR	158	215
Owens Corning
6.500%, 12/01/2016		145	162
Philip Morris International
2.900%, 11/15/2021		325	315
2.875%, 05/30/2024	EUR	100	136
2.125%, 05/30/2019	EUR	100	138
PNC Funding
5.125%, 02/08/2020		300	334
3.300%, 03/08/2022		150	147
Principal Financial Group
1.850%, 11/15/2017		175	173
Proctor and Gamble
2.000%, 08/16/2022	EUR	200	266
Prudential Financial
5.625%, 06/15/2043 (B)		545	513
Rabobank Capital Funding Trust IV
5.556%, 12/31/2019 (B)	GBP	153	248
Republic Services
4.750%, 05/15/2023		155	163
Reynolds American
3.250%, 11/01/2022		361	332
Ryder System MTN
5.850%, 11/01/2016		116	129
Simon Property Group
2.375%, 10/02/2020 (C) (D)	EUR	400	545
Transocean
2.500%, 10/15/2017		173	173
UBS
5.875%, 12/20/2017	USD	247	285
United Technologies
1.800%, 06/01/2017		201	205
UnitedHealth Group
2.750%, 02/15/2023		120	112
WellPoint
4.650%, 01/15/2043		110	101
2.300%, 07/15/2018		150	150
Wells Fargo MTN
4.600%, 04/01/2021		75	81
3.500%, 03/08/2022		235	235
2.625%, 08/16/2022	EUR	400	545
Williams Partners
5.250%, 03/15/2020		47	51
Windstream
7.500%, 04/01/2023		255	252
Wynn Las Vegas
5.375%, 03/15/2022		235	236

			24,390

Total Global Bonds (Cost $436,109) ($ Thousands)			440,663

34	SEI Institutional International Trust / Annual Report / September 30, 2013

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 2.0%

Agency Mortgage-Backed Obligation — 0.0%
FHLMC, Ser K501, Cl X1A, IO
1.876%, 08/25/2016 (B) (F)	328	$12

Non-Agency Mortgage-Backed Obligation — 2.0%
Banc of America Merrill Lynch Commercial Mortgage, Ser 2005-6, Cl A4
5.358%, 09/10/2047 (B)	140	150
BB-UBS Trust, Ser 2012-SHOW, Cl A
3.430%, 11/05/2036 (A)	100	94
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-6, Cl 3A
5.416%, 09/25/2034 (A) (B)	139	137
Bear Stearns Commercial Mortgage Securities, Ser 2005-PWR8, Cl A4
4.674%, 06/11/2041	50	52
Bear Stearns Commercial Mortgage Securities, Ser 2005-T20, Cl A4A
5.293%, 10/12/2042 (B)	45	48
Bear Stearns Commercial Mortgage Securities, Ser 2006-PW11, Cl A4
5.611%, 03/11/2039 (B)	250	270
Bear Stearns Commercial Mortgage Securities, Ser 2006-T22, Cl A4
5.764%, 04/12/2038 (B)	125	136
Bear Stearns Commercial Mortgage Securities, Ser 2006-T24, Cl A4
5.537%, 10/12/2041	225	248
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW16, Cl A4
5.899%, 06/11/2040 (B)	241	272
Bear Stearns Commercial Mortgage Securities, Ser 2007-T26, Cl A4
5.471%, 01/12/2045 (B)	66	73
Bear Stearns Commercial Mortgage Securities, Ser PW10, Cl A4
5.405%, 12/11/2040 (B)	105	112
Citigroup Commercial Mortgage Trust, Ser 2006-C4, Cl A3
5.951%, 03/15/2049 (B)	110	120
Citigroup Commercial Mortgage Trust, Ser 2008-C7, Cl A4
6.340%, 12/10/2049 (B)	475	541
Citigroup Commerical Trust, Ser 2013-GC15, Cl C
5.107%, 09/10/2046	35	34

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)
Citigroup Mortgage Loan Trust, Ser 2005-2, Cl 1A4
2.636%, 05/25/2035 (A) (B)	742	$734
Citigroup, Ser 2007-CD4, Cl A4
5.322%, 12/11/2049	50	55
COMM Mortgage Trust, Ser 2013-CR10, Cl A4
4.210%, 08/10/2023	40	42
COMM Mortgage Trust, Ser 2013-CR7, Cl A4
3.213%, 03/10/2046	90	87
COMM Mortgage Trust, Ser 2013-CR9, Cl A3
4.022%, 07/10/2045	50	51
Commercial Mortgage Loan Trust, Ser 2008-LS1, Cl A4B
6.209%, 12/10/2049 (B)	165	186
Commercial Mortgage Trust, Ser 2007-GG11, Cl A4
5.736%, 12/10/2049	165	185
Commercial Mortgage Trust, Ser 2007-GG9, Cl AM
5.475%, 03/10/2039	370	390
Credit Suisse First Boston Mortgage Securities, Ser 2005-C2, Cl A4
4.832%, 04/15/2037	115	120
Credit Suisse First Boston Mortgage Securities, Ser 2005-C5, Cl A4
5.100%, 08/15/2038 (B)	85	90
CW Capital Cobalt, Ser 2006-C1, Cl A4
5.223%, 08/15/2048	50	54
Eddystone Finance, Ser 2006-1, Cl A2
1.050%, 04/19/2021 (B) (F)	141	220
Fosse Master Issuer, Ser 2011-1X, Cl A3
1.910%, 10/18/2054 (A) (B)	227	371
FREMF Mortgage Trust, Ser 2012-K19, Cl B
4.176%, 05/25/2045 (A) (B)	20	19
FREMF Mortgage Trust, Ser 2012-K20, Cl C
4.004%, 05/25/2045 (A) (B)	20	17
FREMF Mortgage Trust, Ser 2012-K20, Cl B
4.004%, 05/25/2045 (A) (B)	60	56
FREMF Mortgage Trust, Ser 2013-K31, Cl C
3.738%, 07/25/2046	30	24
Granite Master Issuer, Ser 2005-1, Cl A5
0.307%, 12/20/2054 (A) (B) (F)	141	189

SEI Institutional International Trust / Annual Report / September 30, 2013	35

SCHEDULE OF INVESTMENTS

International Fixed Income Fund (Continued)

September 30, 2013

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)
Granite Master Issuer, Ser 2006-2, Cl A5
0.327%, 12/20/2054 (A) (B) (F)	278	$372
Greenwich Capital Commercial Funding, Ser 2006-GG7, Cl A4
6.056%, 07/10/2038 (B)	30	33
GS Mortgage Securities II, Ser 2005-ROCK, Cl A
5.366%, 05/03/2032 (A)	50	57
GS Mortgage Securities II, Ser 2012-GCJ7, Cl A4
3.377%, 05/10/2045	60	60
GS Mortgage Securities II, Ser 2012-GCJ9, Cl A3
2.773%, 11/10/2045	125	117
GSR Mortgage Loan Trust, Ser 2005-AR1, Cl 4A1
4.868%, 01/25/2035 (A) (B)	215	210
JPMorgan Chase Commercial Mortgage Securities, Ser 2005-CB13, Cl A4
5.419%, 01/12/2043 (B)	85	91
JPMorgan Chase Commercial Mortgage Securities, Ser 2005-CIBC11, Cl A4
5.335%, 08/12/2037 (B)	144	150
JPMorgan Chase Commercial Mortgage Securities, Ser 2006-LDP8, Cl A4
5.399%, 05/15/2045	60	66
JPMorgan Chase Commercial Mortgage Securities, Ser 2012-C8, Cl E
4.825%, 10/15/2045 (A) (B)	100	87
JPMorgan Chase Commercial Mortgage Securities, Ser 2012-C8, Cl A3
2.829%, 10/15/2045	90	85
JPMorgan Mortgage Trust, Ser 2004-A5, Cl 3A1
4.865%, 12/25/2034 (A) (B)	157	160
LB-UBS Commercial Mortgage Trust, Ser 2005-C5, Cl A4
4.954%, 09/15/2030	145	153
LB-UBS Commercial Mortgage Trust, Ser 2005-C7, Cl A4
5.197%, 11/15/2030 (B)	70	74
LB-UBS Commercial Mortgage Trust, Ser 2007-C2, Cl A3
5.430%, 02/15/2040	199	219

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)
LB-UBS Commercial Mortgage Trust, Ser 2007-C7, Cl A3
5.866%, 09/15/2045 (B)	65	$73
LB-UBS Commercial Mortgage Trust, Ser 2008-C1, Cl A2
6.320%, 04/15/2041 (B)	61	71
Merrill Lynch Mortgage Trust, Ser 2005-CIP1, Cl A4
5.047%, 07/12/2038 (B)	125	133
Merrill Lynch Mortgage Trust, Ser 2005-CKI1, Cl A6
5.458%, 11/12/2037 (B)	116	123
Merrill Lynch Mortgage Trust, Ser 2005-LC1, Cl A4
5.291%, 01/12/2044 (B)	90	97
Morgan Stanley Capital I Trust, Ser 2005-HQ6, Cl A4A
4.989%, 08/13/2042	166	174
Morgan Stanley Capital I Trust, Ser 2005-T19, Cl A4A
4.890%, 06/12/2047	75	79
Morgan Stanley Capital I Trust, Ser 2006-T21, Cl A4
5.162%, 10/12/2052 (B)	175	188
Morgan Stanley Capital I Trust, Ser 2007-T27, Cl A4
5.816%, 06/11/2042 (B)	80	90
Morgan Stanley Re-REMIC Trust, Ser 2010-GG10, Cl A4A
5.995%, 08/15/2045 (A) (B)	100	111
Silverstone Master Issuer, Ser 2009-1, Cl A2
1.960%, 01/21/2055 (A) (B)	300	491
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C5, Cl A4
3.187%, 03/10/2046	270	259
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C6, Cl A3
2.971%, 04/10/2046	70	66
VNO Mortgage Trust, Ser 2012-6AVE, Cl A
2.996%, 11/15/2030 (A)	105	99
Wachovia Bank Commercial Mortgage Trust, Ser 2006-C23, Cl A4
5.418%, 01/15/2045 (B)	27	29
Wells Fargo Commercial Mortgage Trust, Ser 2012-LC5, Cl D
4.939%, 10/15/2045 (A) (B)	10	9
WFRBS Commercial Mortgage Trust, Ser 2011-C4, Cl A4
4.902%, 06/15/2044 (A) (B)	175	193

36	SEI Institutional International Trust / Annual Report / September 30, 2013

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)
WFRBS Commercial Mortgage Trust, Ser 2012-C9, Cl A3
2.870%, 11/15/2045	30	$28
WFRBS Commercial Mortgage Trust, Ser 2013-C12, Cl A4
3.198%, 03/15/2048	60	58
WFRBS Commercial Mortgage Trust, Ser 2013-C12, Cl C
4.424%, 03/15/2048 (B)	10	9
WFRBS Commerical Mortgage Trust, Ser 2013-C15, Cl A3
3.881%, 08/15/2046	70	71

		9,562

Total Mortgage-Backed Securities (Cost $9,585) ($ Thousands)		9,574

CORPORATE OBLIGATIONS — 2.2%

United States — 2.2%
American Equity Investment Life Holding
6.625%, 07/15/2021	144	149
Anadarko Petroleum
6.375%, 09/15/2017	330	384
Ball
5.000%, 03/15/2022	230	223
Bank of America MTN
5.000%, 05/13/2021	175	188
BE Aerospace
5.250%, 04/01/2022	230	228
CBS
4.300%, 02/15/2021	300	308
Cimarex Energy
5.875%, 05/01/2022	116	117
CMS Energy
5.050%, 03/15/2022	140	150
CNA Financial
7.250%, 11/15/2023	110	133
6.500%, 08/15/2016	40	45
Dana Holding
5.375%, 09/15/2021	143	140
Duke Realty
6.750%, 03/15/2020 (C)	140	162
Eagle Spinco
4.625%, 02/15/2021 (A)	48	46
Enterprise Products Operating
5.950%, 02/01/2041	100	108
General Electric Capital MTN
5.550%, 05/04/2020	45	51
2.375%, 06/30/2015	150	154
Glencore Funding
2.500%, 01/15/2019 (A)	400	375
Humana
7.200%, 06/15/2018	280	335

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)
Intelsat Jackson Holdings
5.500%, 08/01/2023 (A)	240	$224
Kinder Morgan Energy Partners
3.500%, 09/01/2023	171	159
2.650%, 02/01/2019	191	190
Lincoln National
8.750%, 07/01/2019	128	166
MCE Finance
5.000%, 02/15/2021 (A)	250	240
McGraw Hill Financial
5.900%, 11/15/2017	325	352
MetroPCS Wireless
6.625%, 04/01/2023 (A)	230	231
Morgan Stanley
3.450%, 11/02/2015	125	130
Motorola Solutions
7.500%, 05/15/2025	85	103
Nabors Industries
5.100%, 09/15/2023 (A)	280	283
News America
4.000%, 10/01/2023 (A)	59	59
3.000%, 09/15/2022	111	104
Noble Energy
8.250%, 03/01/2019	250	312
Noble Holding International
4.900%, 08/01/2020	25	26
PNC Bank
2.700%, 11/01/2022	445	406
Prudential Financial MTN
6.100%, 06/15/2017	125	143
Regency Energy Partners
4.500%, 11/01/2023 (A)	72	65
Ryder System MTN
7.200%, 09/01/2015	108	120
SABMiller Holdings
3.750%, 01/15/2022 (A)	400	403
Sealed Air
5.250%, 04/01/2023 (A)	204	193
Sirius XM Radio
4.625%, 05/15/2023 (A)	254	232
SLM MTN
5.500%, 01/15/2019	433	429
Societe Generale
5.922%, 04/05/2017 (A) (B)	180	184
Sprint
7.875%, 09/15/2023 (A)	230	235
Sun Merger Sub
5.875%, 08/01/2021 (A)	198	201
Time Warner
4.875%, 03/15/2020	150	163
Time Warner Cable
7.500%, 04/01/2014	385	397
Total System Services
2.375%, 06/01/2018	236	230

SEI Institutional International Trust / Annual Report / September 30, 2013	37

SCHEDULE OF INVESTMENTS

International Fixed Income Fund (Continued)

September 30, 2013

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
Union Electric
6.700%, 02/01/2019		45	$54
Viacom
6.125%, 10/05/2017		325	372
Wachovia Capital Trust III
5.570%, 12/31/2049 (B)		385	348
Williams Partners
4.000%, 11/15/2021		120	118

Total Corporate Obligations (Cost $9,896) ($ Thousands)			10,168

U.S. TREASURY OBLIGATIONS — 0.6%
U.S. Treasury Bonds
3.125%, 02/15/2043		1,295	1,160
U.S. Treasury Inflation Indexed Bonds
0.375%, 07/15/2023		828	824
U.S. Treasury Notes
2.000%, 02/15/2022		760	739

Total U.S. Treasury Obligations (Cost $2,947) ($ Thousands)			2,723

ASSET-BACKED SECURITY — 0.2%

Automotive — 0.2%
Bavarian Sky, Ser 2013-GER1, Cl A
0.367%, 06/20/2020 (B)		714	967

Total Asset-Backed Security (Cost $926) ($ Thousands)			967

TIME DEPOSITS — 1.9%
Brown Brothers Harriman
3.951%, 10/01/2013	ZAR	—	—
1.698%, 10/01/2013	AUD	55	51
1.165%, 10/01/2013	NZD	40	34
0.672%, 10/01/2013	NOK	124	21
0.400%, 10/01/2013	CAD	3,967	3,859
0.250%, 10/01/2013	SEK	101	16
0.106%, 10/01/2013	GBP	28	44
0.030%, 10/01/2013		3,424	3,424
0.019%, 10/01/2013	EUR	1,116	1,510
0.005%, 10/01/2013	SGD	20	16
0.005%, 10/01/2013	JPY	18,179	185
0.005%, 10/01/2013	HKD	—	—
0.001%, 10/01/2013	CHF	—	—
(0.050)%, 10/01/2013	DKK	—	—

Total Time Deposits (Cost $9,160) ($ Thousands)			9,160

Total Investments — 100.0% (Cost $468,623) ($ Thousands)			$473,255

A list of the open futures contracts held by the Fund at September 30, 2013, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
10-YR MINI JGB	(12)	Dec-2013	$(13)
Australian 10-Year Bond	15	Dec-2013	34
Canadian 10-Year Bond	18	Dec-2013	22
Euro-Bobl	45	Dec-2013	79
Euro-BTP	1	Dec-2013	—
Euro-Bund	1	Dec-2013	—
Euro-Bund	(16)	Dec-2013	(15)
Euro-Buxl 30 Year Bond	(2)	Dec-2013	(12)
Euro-Buxl 30 Year Bond	2	Dec-2013	6
Euro-Schatz	42	Dec-2013	13
Euro-OAT	11	Dec-2013	33
Japanese 10-Year Bond	4	Dec-2013	49
Long Gilt 10-Year Bond	11	Dec-2013	13
U.S. 10-Year Treasury Note	(191)	Dec-2013	(352)
U.S. 2-Year Treasury Note	(22)	Dec-2013	(10)
U.S. 5-Year Treasury Note	(124)	Dec-2013	(188)
U.S. Long Treasury Bond	(10)	Dec-2013	(34)
U.S. Ultra Long Treasury Bond	(2)	Dec-2013	(6)

			$(381)

For the year ended September 30, 2013, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2013, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/04/2013-10/31/2013	USD	4,428	JPY	441,155	$69
10/04/2013-11/06/2013	AUD	18,757	USD	17,407	(98)
10/04/2013-11/06/2013	CAD	25,243	USD	24,192	(357)
10/04/2013-11/06/2013	DKK	60,169	USD	10,766	(158)
10/04/2013-11/06/2013	JPY	13,429,345	USD	136,107	(780)
10/04/2013-11/06/2013	SEK	50,528	USD	7,809	(55)
10/04/2013-11/08/2013	EUR	229,049	USD	306,685	(3,362)
10/04/2013-11/08/2013	GBP	52,149	USD	82,832	(1,593)
10/04/2013-11/08/2013	USD	6,180	EUR	4,606	55
10/04/2013-11/15/2013	NZD	8,941	USD	7,206	(229)
10/10/2013-10/31/2013	PLN	7,428	USD	2,341	(37)
10/18/2013-10/31/2013	NOK	11,010	USD	1,819	(11)
10/24/2013	USD	2,019	CZK	38,768	22
10/24/2013-10/31/2013	CZK	47,151	USD	2,434	(48)
10/30/2013	CLP	120,400	USD	241	2
10/31/2013	CHF	1,900	USD	2,086	(16)
10/31/2013	ILS	777	USD	219	(1)
10/31/2013	KRW	2,488,194	USD	2,299	(14)
10/31/2013	MYR	1,470	USD	463	13
10/31/2013	PEI	1,049	USD	382	6
10/31/2013	THB	16,305	USD	525	5
10/31/2013	USD	589	AUD	626	(5)
10/31/2013	USD	1,935	CAD	1,993	3
10/31/2013	USD	771	GBP	481	7
10/31/2013	USD	335	NOK	1,985	(5)
10/31/2013	ZAR	10,836	USD	1,101	28
10/31/2013-11/15/2013	MXN	31,381	USD	2,432	55
10/31/2013-11/15/2013	SGD	1,212	USD	970	4

					$(6,500)

38	SEI Institutional International Trust / Annual Report / September 30, 2013

A list of the counterparties for the open forward foreign currency contracts held by the Fund at September 30, 2013, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Bank of America	(665)	661	$(4)
Barclays PLC	(2,407)	2,382	(25)
BNP Paribas	(17,936)	17,870	(66)
Brown Brothers Harriman	(348,794)	344,577	(4,217)
Citigroup	(61,151)	60,340	(811)
Credit Suisse First Boston	(26,051)	25,718	(333)
Deutsche Bank	(10,581)	10,399	(182)
Goldman Sachs	(35,374)	34,843	(531)
HSBC	(1,373)	1,393	20
JPMorgan Chase Bank	(10,081)	10,045	(36)

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Morgan Stanley	(1,872)	1,877	$5
National Australia Bank	(13,729)	13,604	(125)
RBC	(1,727)	1,764	37
Royal Bank of Scotland	(1,409)	1,432	23
Societe Generale	(218)	221	3
State Street	(75,990)	75,771	(219)
UBS	(7,394)	7,418	24
Westpac Banking	(16,466)	16,403	(63)

			$(6,500)

For the year ended September 30, 2013, the total amount of all open forward foreign currency contracts, as presented in the table above are representative of the volume of activity for this derivative type during the year.

A list of the open OTC swap agreements held by the Fund at September 30, 2013, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Citigroup	2.83%	3-Month US LIBOR	08/08/2023	USD	6,000	$(73)
Citigroup	1.67%	6-Month EURIBOR	05/27/2023	EUR	10,000	377
Citigroup	3.79%	6-Month GBP LIBOR	05/19/2019	GBP	2,500	(465)
Deutsche Bank	6-Month EURIBOR Flat	1.77%	09/07/2022	EUR	5,250	(93)
JPMorgan Chase Bank	6-Month JPY LIBOR	2.22%	03/26/2027	JPY	750,000	992
JPMorgan Chase Bank	1.49%	6-Month EURIBOR	09/12/2018	EUR	7,000	(137)
UBS Warburg	3-Month Canadian Bankers Acceptance Rate	2.56%	04/24/2022	CAD	2,000	(28)
Royal Bank of Scotland	6-Month EURIBOR	3.14%	08/04/2021	EUR	1,450	210
UBS Warburg	2.66%	6-Month GBP LIBOR	09/05/2032	GBP	1,000	137

						$920

For the year ended September 30, 2013, the total amount of all swap agreements, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $473,382 ($ Thousands).

(1)	In local currency unless otherwise indicated.

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2013.

(C)	Real Estate Investment Trust.

(D)	Security is when-issued.

(E)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on September 30, 2013. The coupon on a step bond changes on a specified date.

(F)	Securities considered illiquid. The total market value of such securities as of September 30, 2013 was $793 ($ Thousands) and represented 0.2% of Net Assets.
(G)	Security, or portion thereof, has been pledged as collateral on open swap agreements.

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

CLP — Chilean Peso

CZK — Czech Koruna

Cl — Class

DKK — Danish Krone

EUR — Euro

EURIBOR — Euro London Interbank Offered Rate

FHLMC — Federal Home Loan Mortgage Corporation

GBP — British Pound Sterling

HKD — Hong Kong Dollar

ILS — Israeli Shekel

IO — Interest Only

JPY — Japanese Yen

KRW — Korean Won

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

MXN — Mexican Peso

MYR — Malaysian Ringgit

NOK — Norwegian Krone

NZD — New Zealand Dollar

OTC — Over the Counter

PEI — Peruvian Inca

PLC — Public Limited Company

PLN — Polish Zlotty

SEK — Swedish Krone

Ser — Series

SGD — Singapore Dollar

THB — Thai Baht

USD — U.S. Dollar

ZAR— South African Rand

SEI Institutional International Trust / Annual Report / September 30, 2013	39

SCHEDULE OF INVESTMENTS

International Fixed Income Fund (Concluded)

September 30, 2013

The following is a summary of the level of inputs used as of September 30, 2013, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Global Bonds	$—	$440,663	$—	$440,663
Mortgage-Backed Securities	—	9,574	—	9,574
Corporate Obligations	—	10,168	—	10,168
U.S. Treasury Obligations	—	2,723	—	2,723
Asset-Backed Security	—	967	—	967
Time Deposits	—	9,160	—	9,160

Total Investments in Securities	$—	$473,255	$—	$473,255

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts* Unrealized Appreciation	$249	$—	$—	$249
Unrealized Depreciation	(630)	—	—	(630)
Forwards Contracts* Unrealized Appreciation	—	269	—	269
Unrealized Depreciation	—	(6,769)	—	(6,769)
OTC Swaps
Interest Rate Swaps*
Unrealized Appreciation	—	1,716	—	1,716
Unrealized Depreciation	—	(796)	—	(796)

Total Other Financial Instruments	$(381)	$(5,580)	$—	$(5,961)

*	Futures contracts, forwards contracts, and swap contracts are valued at the net unrealized appreciation/(depreciation) on the instrument.

For the year ended September 30, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2013, there were no transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

40	SEI Institutional International Trust / Annual Report / September 30, 2013

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund

September 30, 2013

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS — 93.4%

Argentina — 0.6%
Arcos Dorados Holdings I
6.625%, 09/24/2023	110	$111
City of Buenos Aires Argentina
9.950%, 03/01/2017 (A) (B)	1,200	1,122
Republic of Argentina
8.750%, 06/02/2017	427	349
8.280%, 12/31/2033	2,243	1,436
8.280%, 12/31/2033	554	343
7.000%, 10/03/2015	2,491	2,289
7.000%, 10/03/2015	1,536	1,412

		7,062

Azerbaijan — 0.1%
State Oil of the Azerbaijan Republic
5.450%, 02/09/2017	857	905
4.750%, 03/13/2023	385	362

		1,267

Belarus — 0.2%
Republic of Belarus
8.950%, 01/26/2018	1,960	1,842
8.750%, 08/03/2015	1,130	1,091

		2,933

Bermuda — 0.1%
Government of Bermuda
4.138%, 01/03/2023 (B)	820	787

Bolivia — 0.1%
Government of Bolivia
5.950%, 08/22/2023 (B)	380	363
4.875%, 10/29/2022 (B)	250	225

		588

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Bosnia and Herzegovina — 0.1%
Republic of Bosnia & Herzegovina
1.063%, 12/11/2017 (A) (C)	DEM	1,275	$712

Brazil — 10.2%
Andrade Gutierrez International
4.000%, 04/30/2018		200	188
Banco do Brasil
3.875%, 10/10/2022		209	181
Banco Nacional de Desenvolvimento Economico e Social
6.500%, 06/10/2019 (B)		660	714
5.750%, 09/26/2023 (B)		280	280
5.500%, 07/12/2020 (B)		400	410
BR Malls International Finance
8.500%, 12/31/2049 (B)		145	143
Braskem Finance
7.375%, 10/04/2049		200	180
Brazil Letras do Tesouro Nacional
10.728%, 01/01/2017 (D)	BRL	60,134	18,962
Brazil Loan Trust 1
5.477%, 07/24/2023 (B)		2,775	2,851
Brazil Notas do Tesouro Nacional, Ser B
6.000%, 08/15/2020	BRL	7,060	7,561
Brazil Notas do Tesouro Nacional
10.000%, 01/01/2017	BRL	36,800	15,960
Brazil Notas do Tesouro Nacional, Serie F
10.000%, 01/01/2021	BRL	30,112	12,513
10.000%, 01/01/2023	BRL	67,852	27,710
Caixa Economica Federal
4.500%, 10/03/2018 (G)		250	248
Caixa Economica Federal MTN
2.375%, 11/06/2017 (B)		1,000	935
Cia Energetica de Sao Paulo MTN
9.750%, 01/15/2015		630	422
Cielo
3.750%, 11/16/2022		200	172
Cosan
5.000%, 03/14/2023 (B)		200	180
Federal Republic of Brazil
10.250%, 01/10/2028	BRL	1,440	645
10.125%, 05/15/2027		2,117	3,218
10.125%, 05/15/2027		1,192	1,812
8.875%, 04/15/2024		450	613
8.500%, 01/05/2024	BRL	4,657	1,890
8.250%, 01/20/2034		2,386	3,108
7.125%, 01/20/2037		3,980	4,676
5.875%, 01/15/2019		369	417

SEI Institutional International Trust / Annual Report / September 30, 2013	41

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

September 30, 2013

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
4.875%, 01/22/2021		1,909	$2,050
2.625%, 01/05/2023 (E)		5,739	5,036
General Shopping Finance
10.000%, 12/31/2049 (B)		211	190
Globo Comunicacao e Participacoes
6.250%, 07/20/2015 (F)		147	153
Hypermarcas
6.500%, 04/20/2021 (B)		224	227
Itau Unibanco Holding
5.650%, 03/19/2022 (B)		200	191
JBS Finance II
8.250%, 01/29/2018 (B)		350	355
8.250%, 01/29/2018		370	376
Marfrig Holding Europe
9.875%, 07/24/2017		1,400	1,372
8.375%, 05/09/2018		1,310	1,192
Minerva Luxembourg
12.250%, 02/10/2022 (B)		650	731
7.750%, 01/31/2023		300	283
7.750%, 01/31/2023 (B)		261	246
Odebrecht Drilling Norbe VIII/IX
6.350%, 06/30/2021		113	114
6.350%, 06/30/2021 (B)		22	22
Petrobras International Finance
5.375%, 01/27/2021		20	20
QGOG Atlantic/Alaskan Rigs
5.250%, 07/30/2018 (B)		245	251
Samarco Mineracao
4.125%, 11/01/2022 (B)		442	385
Schahin II Finance
5.875%, 09/25/2022 (B)		86	82
Vale
5.625%, 09/11/2042		340	297
Vale Overseas
8.250%, 01/17/2034		230	264
6.875%, 11/21/2036		250	254
Voto-Votorantim Overseas Trading Operations
6.625%, 09/25/2019 (B)		490	537

			120,617

Chile — 1.2%
Automotores Gildemeister
6.750%, 01/15/2023		500	388
Banco del Estado de Chile
4.125%, 10/07/2020		130	132
3.875%, 02/08/2022 (B)		230	222
BancoEstado
4.125%, 10/07/2020 (B)		270	273
Bonos de la Tesoreria de la Republica en pesos
6.000%, 01/01/2018	CLP	865,000	1,807
6.000%, 01/01/2020	CLP	335,000	705
6.000%, 01/01/2022	CLP	190,000	404

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
Cencosud
4.875%, 01/20/2023 (B)		205	$194
Empresa Nacional del Petroleo
6.250%, 07/08/2019 (B)		100	109
6.250%, 07/08/2019		50	54
5.250%, 08/10/2020		100	102
5.250%, 08/10/2020 (B)		240	246
Nacional del Cobre de Chile
7.500%, 01/15/2019		170	205
6.150%, 10/24/2036		1,748	1,895
5.625%, 09/21/2035		880	890
4.500%, 08/13/2023 (B)		1,005	1,013
4.250%, 07/17/2042 (B)		654	539
3.875%, 11/03/2021 (B)		813	797
3.750%, 11/04/2020 (B)		290	288
3.750%, 11/04/2020		210	209
3.000%, 07/17/2022 (B)		1,381	1,261
Republic of Chile
5.500%, 08/05/2020	CLP	140,000	282
5.500%, 08/05/2020	CLP	423,000	851
3.875%, 08/05/2020		783	816
3.250%, 09/14/2021		160	158
SMU
7.750%, 02/08/2020		500	333
Telefonica Moviles Chile
2.875%, 11/09/2015		100	102

			14,275

China — 1.8%
Agile Property Holdings
8.875%, 04/28/2017		700	735
Amber Circle Funding
3.250%, 12/04/2022		850	779
Bestgain Real Estate
2.625%, 03/13/2018		200	187
China Oriental Group
8.000%, 08/18/2015 (B)		300	304
China Overseas Finance Cayman V
3.950%, 11/15/2022		200	180
China Railway Resources Huitung
3.850%, 02/05/2023		320	295
China SCE Property Holdings
11.500%, 11/14/2017		800	862
China Shanshui Cement Group
10.500%, 04/27/2017 (B)		650	692
10.500%, 04/27/2017		200	213
8.500%, 05/25/2016		400	406
Country Garden Holdings
11.250%, 04/22/2017		700	756
11.125%, 02/23/2018		200	223
7.500%, 01/10/2023		1,053	1,014
7.500%, 01/10/2023 (B)		202	194
7.250%, 04/04/2021 (B) (G)		200	200

42	SEI Institutional International Trust / Annual Report / September 30, 2013

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
Evergrande Real Estate Group
7.500%, 01/19/2014	CNY	3,000	$491
Franshion Development
6.750%, 04/15/2021 (B)		320	321
Longfor Properties
9.500%, 04/07/2016		700	748
Sinochem Overseas Capital
6.300%, 11/12/2040		250	262
4.500%, 11/12/2020		2,911	2,926
4.500%, 11/12/2020 (B)		3,677	3,695
Sinopec Capital
3.125%, 04/24/2023 (B)		1,219	1,107
Sinopec Group Overseas Development
4.875%, 05/17/2042 (B)		300	282
Sunac China Holdings
12.500%, 10/16/2017		300	333
9.375%, 04/05/2018		1,600	1,600
Talent Yield Investments
4.500%, 04/25/2022		1,282	1,276
Yingde Gases Investment
8.125%, 04/22/2018		600	597

			20,678

Colombia — 3.6%
Bancolombia
5.125%, 09/11/2022		260	237
Bogota Distrito Capital
9.750%, 07/26/2028 (B)	COP	8,820,000	5,864
9.750%, 07/26/2028	COP	370,000	246
Citigroup Funding, CLN (Republic of Colombia)
11.000%, 07/27/2020	COP	7,940,000	5,061
Colombian TES
7.500%, 08/26/2026	COP	2,356,000	1,232
7.000%, 05/04/2022	COP	2,990,000	1,576
7.000%, 05/04/2022	COP	4,763,000	2,511
7.000%, 05/04/2022	COP	864,000	456
Ecopetrol
7.625%, 07/23/2019 (B)		220	260
Emgesa ESP
8.750%, 01/25/2021	COP	870,000	485
Empresas Publicas de Medellin ESP
8.375%, 02/01/2021	COP	310,000	169
Grupo Aval
5.250%, 02/01/2017 (B)		200	207
4.750%, 09/26/2022 (B)		222	199
Gruposura Finance
5.700%, 05/18/2021 (B)		210	210
JPMorgan, CLN (Republic of Columbia)
7.000%, 05/04/2022	COP	2,100,000	1,107

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
Pacific Rubiales Energy
5.125%, 03/28/2023 (B)		506	$454
Republic of Colombia
12.000%, 10/22/2015	COP	374,000	224
11.750%, 02/25/2020		1,645	2,373
9.850%, 06/28/2027	COP	802,000	549
8.125%, 05/21/2024		1,208	1,560
7.750%, 04/14/2021	COP	5,132,000	3,043
7.375%, 03/18/2019		2,836	3,434
7.375%, 09/18/2037		4,337	5,415
6.125%, 01/18/2041		1,485	1,619
4.375%, 07/12/2021		1,994	2,059
4.375%, 03/21/2023	COP	557,000	264
4.000%, 02/26/2024		506	496
Titulos de Tesoreria
7.000%, 02/25/2015	COP	370,000	428
Transportadora de Gas Internacional ESP
5.700%, 03/20/2022 (B)		350	355

			42,093

Costa Rica — 0.3%
Banco de Costa Rica
5.250%, 08/12/2018		1,777	1,800
5.250%, 08/12/2018 (B)		340	344
Costa Rica Government International Bond
5.625%, 04/30/2043		260	222
4.375%, 04/30/2025		260	226
4.250%, 01/26/2023		810	725
Instituto Costarricense de Electricidad
6.950%, 11/10/2021		400	411
6.375%, 05/15/2043		250	214

			3,942

Croatia — 1.0%
Government of Croatia
6.750%, 11/05/2019		3,140	3,348
6.625%, 07/14/2020 (B)		170	180
6.625%, 07/14/2020		975	1,033
6.375%, 03/24/2021 (B)		450	465
6.375%, 03/24/2021		810	837
6.250%, 04/27/2017 (B)		630	662
5.875%, 07/09/2018	EUR	150	215
5.500%, 04/04/2023		5,584	5,347
Zagrebacki Holding
5.500%, 07/10/2017	EUR	250	274

			12,361

Dominican Republic — 0.5%
Dominican Republic
9.040%, 01/23/2018		527	573
7.500%, 05/06/2021		2,270	2,421

SEI Institutional International Trust / Annual Report / September 30, 2013	43

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

September 30, 2013

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)
7.500%, 05/06/2021 (B)	1,830	$1,951
5.875%, 04/18/2024	710	653

		5,598

Ecuador — 0.1%
Republic of Ecuador
9.375%, 12/15/2015	1,318	1,371

Egypt — 0.1%
Government of Egypt
6.875%, 04/30/2040	240	195
5.750%, 04/29/2020	450	414
5.750%, 04/29/2020 (B)	100	92
Nile Finance
5.250%, 08/05/2015	280	276

		977

El Salvador — 0.4%
Republic of El Salvador
8.250%, 04/10/2032	763	822
8.250%, 04/10/2032	480	517
7.750%, 01/24/2023	332	361
7.750%, 01/24/2023	680	740
7.650%, 06/15/2035	440	447
7.625%, 02/01/2041 (B)	150	151
7.375%, 12/01/2019	570	620
5.875%, 01/30/2025	426	404
5.875%, 01/30/2025 (A) (B)	50	47
Telemovil Finance
8.000%, 10/01/2017	1,000	1,042

		5,151

Gabon — 0.0%
Gabonese Republic
8.200%, 12/12/2017	126	142

Georgia — 0.3%
Georgian Railway JSC
7.750%, 07/11/2022	940	982
7.750%, 07/11/2022 (B)	390	408
Republic of Georgia
6.875%, 04/12/2021	1,331	1,418
6.875%, 04/12/2021 (B)	340	362

		3,170

Ghana — 0.1%
Republic of Ghana
8.500%, 10/04/2017	509	556
8.500%, 10/04/2017 (B)	300	327
7.875%, 08/07/2023 (B)	353	343

		1,226

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Guatemala — 0.1%
Guatemala Government Bond
4.875%, 02/13/2028		800	$728

Hong Kong — 0.2%
Central China Real Estate MTN
6.500%, 06/04/2018		700	658
Industrial & Commercial Bank of China Asia MTN
5.125%, 11/30/2020		560	592
Shimao Property Holdings
11.000%, 03/08/2018		500	562

			1,812

Hungary — 3.1%
Republic of Hungary
8.000%, 02/12/2015	HUF	523,000	2,508
7.750%, 08/24/2015	HUF	1,124,000	5,446
7.625%, 03/29/2041		1,260	1,348
7.000%, 06/24/2022	HUF	872,300	4,280
6.750%, 02/24/2017	HUF	238,890	1,154
6.750%, 11/24/2017	HUF	1,337,640	6,499
6.500%, 06/24/2019	HUF	261,050	1,260
6.375%, 03/29/2021		926	985
6.250%, 01/29/2020		781	834
6.000%, 01/11/2019	EUR	982	1,396
6.000%, 11/24/2023	HUF	297,080	1,367
5.500%, 12/22/2016	HUF	331,890	1,552
5.500%, 12/20/2018	HUF	743,250	3,439
5.375%, 02/21/2023		2,370	2,305
5.000%, 03/30/2016	GBP	227	376
4.125%, 02/19/2018		1,584	1,568

			36,317

India — 0.2%
Bharti Airtel International Netherlands
5.125%, 03/11/2023 (B)		249	223
Export-Import Bank of India MTN
4.000%, 08/07/2017		200	200
ICICI Bank
5.750%, 11/16/2020 (B)		128	127
NTPC MTN
4.750%, 10/03/2022		200	183
Reliance Holdings USA
5.400%, 02/14/2022 (B)		250	250
Vedanta Resources
8.250%, 06/07/2021		1,300	1,313
7.125%, 05/31/2023 (B)		160	149
6.000%, 01/31/2019 (B)		488	463

			2,908

44	SEI Institutional International Trust / Annual Report / September 30, 2013

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Indonesia — 5.2%
Deutsche Bank, CLN (Republic of Indonesia)
7.000%, 05/15/2022	IDR	2,300,000	$179
7.000%, 05/15/2027	IDR	2,300,000	170
6.625%, 05/15/2033	IDR	2,300,000	157
Indo Energy Finance
7.000%, 05/07/2018		200	193
Indo Energy Finance II
6.375%, 01/24/2023		1,579	1,326
6.375%, 01/24/2023 (B)		200	168
Indosat Palapa
7.375%, 07/29/2020 (B)		200	209
JPMorgan, CLN (Republic of Indonesia)
7.000%, 05/15/2022	IDR	105,300,000	8,209
6.625%, 05/15/2033	IDR	3,100,000	212
Majapahit Holding
8.000%, 08/07/2019		470	522
7.875%, 06/29/2037 (B)		205	213
7.750%, 10/17/2016		370	408
7.750%, 01/20/2020 (B)		250	274
7.750%, 01/20/2020		30	33
Pertamina Persero
6.500%, 05/27/2041 (B)		380	331
6.000%, 05/03/2042 (B)		935	757
6.000%, 05/03/2042		540	437
5.625%, 05/20/2043		860	671
5.250%, 05/23/2021 (B)		500	474
4.875%, 05/03/2022 (B)		220	199
Perusahaan Listrik Negara
5.500%, 11/22/2021 (B)		310	296
5.250%, 10/24/2042		200	149
Perusahaan Penerbit
6.125%, 03/15/2019		460	480
Republic of Indonesia
11.625%, 03/04/2019 (B)		1,195	1,588
11.625%, 03/04/2019		2,014	2,676
11.625%, 03/04/2019		1,774	2,357
11.000%, 09/15/2025	IDR	3,200,000	320
10.375%, 05/04/2014		190	199
9.000%, 03/15/2029	IDR	14,294,000	1,280
8.500%, 10/12/2035		1,101	1,335
8.500%, 10/12/2035		1,389	1,684
8.375%, 03/15/2024	IDR	3,190,000	274
8.375%, 03/15/2034	IDR	7,900,000	649
8.250%, 06/15/2032	IDR	17,369,000	1,393
7.750%, 01/17/2038		1,478	1,678
7.750%, 01/17/2038		5,989	6,798
7.000%, 05/15/2022	IDR	55,020,000	4,289
6.875%, 01/17/2018		2,794	3,108
6.625%, 05/15/2033	IDR	30,078,000	2,057
6.625%, 02/17/2037		110	111

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
6.625%, 02/17/2037		70	$71
6.250%, 04/15/2017	IDR	16,000,000	1,314
6.125%, 05/15/2028	IDR	26,020,000	1,766
5.875%, 03/13/2020 (B)		864	908
5.875%, 03/13/2020		580	610
5.625%, 05/15/2023	IDR	23,731,000	1,660
5.250%, 01/17/2042		1,029	872
4.875%, 05/05/2021		2,600	2,574
4.875%, 05/05/2021 (B)		850	842
3.375%, 04/15/2023 (B)		3,035	2,587

			61,067

Iraq — 0.4%
Republic of Iraq
5.800%, 01/15/2028		6,137	5,201

Israel — 0.1%
Altice Financing
8.000%, 12/15/2019	EUR	600	861
7.875%, 12/15/2019 (A)		400	422
Altice Finco
9.875%, 12/15/2020 (A)		300	323

			1,606

Ivory Coast — 0.4%
Ivory Coast Government Bond
7.100%, 12/31/2032		3,413	3,003
5.750%, 12/31/2032 (A) (F)		2,108	1,855

			4,858

Jamaica — 0.2%
Digicel Group
10.500%, 04/15/2018		400	432
8.250%, 09/30/2020		2,200	2,277

			2,709

Kazakhstan — 2.0%
Development Bank of Kazakhstan
4.125%, 12/10/2022		770	710
Halyk Savings Bank of Kazakhstan
7.250%, 01/28/2021		400	415
7.250%, 01/28/2021 (B)		400	415
KazAgro National Management Holding
4.625%, 05/24/2023		370	337
Kazakhstan Temir Zholy Finance
6.950%, 07/10/2042		400	404
6.950%, 07/10/2042 (B)		250	252
Kazatomprom Natsionalnaya Atomnaya Kompaniya
6.250%, 05/20/2015 (B)		450	473

SEI Institutional International Trust / Annual Report / September 30, 2013	45

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

September 30, 2013

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
6.250%, 05/20/2015		100	$105
Kazkommerts International
7.875%, 04/07/2014		700	705
Kazkommertsbank Via Citigroup Global Markets
8.700%, 04/07/2014 (C) (F)		1,100	1,042
KazMunayGas National
11.750%, 01/23/2015		1,611	1,798
9.125%, 07/02/2018 (B)		2,819	3,453
9.125%, 07/02/2018		339	415
7.000%, 05/05/2020		591	666
7.000%, 05/05/2020 (B)		1,895	2,137
6.375%, 04/09/2021		2,657	2,910
6.375%, 04/09/2021 (B)		2,369	2,594
5.750%, 04/30/2043 (B)		781	687
5.750%, 04/30/2043		1,000	878
4.400%, 04/30/2023		1,342	1,251
Republic of Kazakhstan
6.375%, 10/06/2020 (B)		600	657
Zhaikmunai Via Zhaikmunai International
7.125%, 11/13/2019		600	629
7.125%, 11/13/2019 (A) (B)		450	471

			23,404

Latvia — 0.1%
Republic of Latvia
2.750%, 01/12/2020 (A)		1,470	1,393

Lithuania — 0.5%
Republic of Lithuania
7.375%, 02/11/2020		390	473
7.375%, 02/11/2020 (B)		800	970
6.625%, 02/01/2022		1,200	1,407
6.625%, 02/01/2022 (B)		200	235
6.125%, 03/09/2021		810	924
6.125%, 03/09/2021 (B)		1,424	1,625
5.125%, 09/14/2017 (B)		310	339
5.125%, 09/14/2017		200	218

			6,191

Malaysia — 3.8%
Axiata SPV1 Labuan
5.375%, 04/28/2020		250	265
Malaysia Government Bond
5.248%, 09/15/2028 (B)	MYR	1,050	357
4.392%, 04/15/2026	MYR	8,720	2,760
4.262%, 09/15/2016	MYR	7,900	2,480
4.160%, 07/15/2021	MYR	16,270	5,120
4.012%, 09/15/2017	MYR	17,830	5,558
3.892%, 03/15/2027	MYR	578	173
3.889%, 07/31/2020	MYR	1,090	338
3.844%, 04/15/2033	MYR	1,770	505
3.580%, 09/28/2018	MYR	890	273

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
3.502%, 05/31/2027	MYR	1,050	$300
3.492%, 03/31/2020	MYR	14,193	4,296
3.480%, 03/15/2023	MYR	17,238	5,160
3.418%, 08/15/2022	MYR	11,516	3,434
3.314%, 10/31/2017	MYR	3,130	953
3.260%, 03/01/2018	MYR	22,610	6,851
Petronas Capital
7.875%, 05/22/2022		2,020	2,563
5.250%, 08/12/2019		2,790	3,090
5.250%, 08/12/2019		100	111
Wakala Global Sukuk
4.646%, 07/06/2021 (B)		390	413

			45,000

Mexico — 7.8%
BBVA Bancomer
6.750%, 09/30/2022 (B)		650	673
6.008%, 05/17/2022 (A) (C)		550	554
Cemex
9.500%, 06/15/2018 (B)		222	246
9.250%, 05/12/2020		58	62
9.000%, 01/11/2018 (B)		306	330
6.500%, 12/10/2019 (B)		550	542
Cemex Espana
9.250%, 05/12/2020 (B)		1,300	1,397
Cemex Espana Luxembourg
9.875%, 04/30/2019		950	1,064
Cemex Finance
9.375%, 10/12/2022 (B)		400	438
Comision Federal de Electricidad
5.750%, 02/14/2042 (B)		500	463
4.875%, 05/26/2021 (B)		400	410
Metalsa
4.900%, 04/24/2023 (B)		212	193
Mexican Bonos MTN
8.000%, 06/11/2020	MXN	14	1
7.750%, 11/13/2042	MXN	37,600	3,035
7.500%, 06/03/2027	MXN	90,892	7,556
6.500%, 06/09/2022	MXN	126,861	9,978
6.250%, 06/16/2016	MXN	3,006	240
5.000%, 06/15/2017	MXN	15,824	1,223
4.750%, 03/08/2044		644	583
Mexican Bonos, Ser M
6.500%, 06/10/2021	MXN	77,974	6,195
Mexican Bonos, Ser M10
8.500%, 12/13/2018	MXN	10,450	920
7.750%, 12/14/2017	MXN	7,837	665
Mexican Bonos, Ser M20
10.000%, 12/05/2024	MXN	66,469	6,641
8.500%, 05/31/2029	MXN	50,772	4,503
8.000%, 12/07/2023	MXN	159,346	13,837
7.750%, 05/29/2031	MXN	88,293	7,262

46	SEI Institutional International Trust / Annual Report / September 30, 2013

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
Mexican Bonos, Ser M30
10.000%, 11/20/2036	MXN	26,300	$2,631
8.500%, 11/18/2038	MXN	29,161	2,556
Mexican Udibonos
4.000%, 11/15/2040	MXN	2,940	1,214
Pemex Project Funding Master Trust
5.750%, 03/01/2018		290	321
Petroleos Mexicanos
8.000%, 05/03/2019		418	505
6.500%, 06/02/2041		597	619
6.000%, 03/05/2020		180	200
6.000%, 03/05/2020 (B)		60	67
5.500%, 06/27/2044		70	64
5.500%, 06/27/2044 (B)		150	136
3.500%, 01/30/2023 (B)		185	168
United Mexican States
8.300%, 08/15/2031		800	1,092
7.500%, 04/08/2033		300	381
6.050%, 01/11/2040		2,218	2,436
5.950%, 03/19/2019		380	439
5.750%, 10/12/2110		4,610	4,333
4.000%, 10/02/2023 (G)		1,378	1,369
United Mexican States, Ser A MTN
6.750%, 09/27/2034		3,833	4,542

			92,084

Morocco — 0.1%
Kingdom of Morocco
5.500%, 12/11/2042 (A)		400	333
5.500%, 12/11/2042 (B)		200	166
4.250%, 12/11/2022 (A)(B)		230	209
4.250%, 12/11/2022		840	765

			1,473

Nigeria — 0.8%
Afren
11.500%, 02/01/2016 (B)		877	1,006
11.500%, 02/01/2016		500	574
10.250%, 04/08/2019 (B)		800	916
Nigeria Treasury Bill
12.407%, 02/13/2014 (D)	NGN	44,391	263
12.399%, 04/10/2014 (D)	NGN	10,000	58
12.390%, 01/23/2014 (D)	NGN	71,300	426
12.208%, 02/06/2014 (D)	NGN	59,840	355
11.769%, 05/22/2014 (D)	NGN	31,370	180
11.729%, 01/16/2014 (D)	NGN	17,840	107
Republic of Nigeria
16.390%, 01/27/2022	NGN	198,260	1,414
16.000%, 06/29/2019	NGN	119,650	818
16.000%, 06/29/2019	NGN	169,000	1,156
6.750%, 01/28/2021 (B)		550	590
6.375%, 07/12/2023 (B)		551	562

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
Sea Trucks Group
9.000%, 03/26/2018		1,000	$917

			9,342

Pakistan — 0.1%
Republic of Pakistan
7.125%, 03/31/2016		500	486
6.875%, 06/01/2017		430	414
6.875%, 06/01/2017		100	96

			996

Panama — 0.9%
ENA Norte Trust
4.950%, 04/25/2023 (G)		241	235
Republic of Panama
9.375%, 01/16/2023		560	741
9.375%, 04/01/2029		2,471	3,527
8.875%, 09/30/2027		1,656	2,277
8.125%, 04/28/2034		2,128	2,676
7.125%, 01/29/2026		100	122
6.700%, 01/26/2036		1,250	1,428
4.300%, 04/29/2053		130	101

			11,107

Paraguay — 0.1%
Republic of Paraguay
4.625%, 01/25/2023		300	272
Telefonica Celular del Paraguay
6.750%, 12/13/2022		200	198
6.750%, 12/13/2022 (A)		200	198

			668

Peru — 1.7%
Alicorp SAA
3.875%, 03/20/2023 (B)		194	172
Azucarera del Peru
6.375%, 08/02/2022		121	112
Banco de Credito del Peru
5.375%, 09/16/2020 (B)		204	205
5.375%, 09/16/2020		10	10
BBVA Banco Continental
5.000%, 08/26/2022 (B)		184	177
Cementos Pacasmayo SAA
4.500%, 02/08/2023 (B)		200	181
Inkia Energy
8.375%, 04/04/2021 (B)		200	209
Peru Enhanced Pass-Through Finance
4.415%, 06/02/2025 (A) (B) (D)		1,000	665
2.730%, 05/31/2018 (A) (B) (D)		363	333
2.716%, 05/31/2018 (D)		135	123
Republic of Peru
9.910%, 05/05/2015	PEI	675	265

SEI Institutional International Trust / Annual Report / September 30, 2013	47

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

September 30, 2013

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
8.750%, 11/21/2033		4,754	$6,846
8.600%, 08/12/2017	PEI	2,110	881
8.200%, 08/12/2026	PEI	5,626	2,459
7.840%, 08/12/2020	PEI	1,460	608
7.840%, 08/12/2020	PEI	2,820	1,174
7.350%, 07/21/2025		1,990	2,542
7.125%, 03/30/2019		110	133
6.950%, 08/12/2031	PEI	1,990	761
6.950%, 08/12/2031	PEI	2,170	830
6.900%, 08/12/2037	PEI	1,430	536
6.900%, 08/12/2037	PEI	360	135
6.850%, 02/12/2042	PEI	1,073	397
5.200%, 09/12/2023	PEI	1,410	500
Southern Copper
6.750%, 04/16/2040		86	84
5.250%, 11/08/2042		194	156
Volcan Cia Minera
5.375%, 02/02/2022 (B)		183	174

			20,668

Philippines — 1.2%
Development Bank of Philippines
5.500%, 03/25/2021		330	343
National Power
9.625%, 05/15/2028 (A)		1,100	1,562
Power Sector Assets & Liabilities Management
7.390%, 12/02/2024 (B)		820	984
7.250%, 05/27/2019		170	199
Republic of Philippines
10.625%, 03/16/2025		603	914
9.500%, 02/02/2030		2,027	3,010
8.375%, 06/17/2019		160	203
7.750%, 01/14/2031		2,445	3,185
6.250%, 01/14/2036	PHP	40,000	1,024
4.000%, 01/15/2021		1,116	1,158
3.900%, 11/26/2022	PHP	45,000	1,036

			13,618

Poland — 6.1%
Eileme 2
11.625%, 01/31/2020		800	928
11.625%, 01/31/2020 (B)		750	870
Polish Television Holding MTN
13.000%, 11/15/2014 (F)	EUR	100	144
11.000%, 11/15/2014 (F)	EUR	300	433
Republic of Poland
6.375%, 07/15/2019		4,973	5,803
6.250%, 10/24/2015	PLN	2,470	839
5.750%, 04/25/2029	PLN	3,280	1,165
5.125%, 04/21/2021		1,000	1,088
5.000%, 03/23/2022		1,271	1,367
4.750%, 04/25/2017	PLN	19,646	6,535

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
4.000%, 10/25/2023	PLN	30,360	$9,353
3.750%, 04/25/2018	PLN	23,627	7,555
3.000%, 08/24/2016	PLN	32,704	10,981
3.000%, 03/17/2023		2,173	1,990
2.750%, 08/25/2023	PLN	6,089	2,046
Republic of Poland, Ser 0415
5.500%, 04/25/2015	PLN	8,130	2,701
Republic of Poland, Ser 0922
5.750%, 09/23/2022	PLN	20,728	7,267
Republic of Poland, Ser 1017
5.250%, 10/25/2017	PLN	5,015	1,698
Republic of Poland, Ser 1019
5.500%, 10/25/2019	PLN	6,340	2,181
Republic of Poland, Ser 1021
5.750%, 10/25/2021	PLN	18,292	6,408
TVN Finance III
7.375%, 12/15/2020 (B)	EUR	400	552

			71,904

Qatar — 0.4%
Qtel International Finance
7.875%, 06/10/2019		785	958
4.500%, 01/31/2043		200	177
State of Qatar
9.750%, 06/15/2030		647	1,006
6.550%, 04/09/2019		199	237
6.400%, 01/20/2040 (B)		377	439
6.400%, 01/20/2040		220	256
5.250%, 01/20/2020		1,100	1,238

			4,311

Romania — 0.8%
Government of Romania MTN
6.750%, 02/07/2022 (B)		350	399
6.750%, 02/07/2022		2,280	2,600
5.900%, 07/26/2017	RON	2,500	796
5.850%, 07/28/2014	RON	5,020	1,546
5.850%, 04/26/2023	RON	850	269
5.800%, 10/26/2015	RON	4,970	1,555
5.750%, 04/29/2020	RON	1,260	394
5.600%, 11/28/2018	RON	550	174
4.375%, 08/22/2023		1,240	1,186

			8,919

Russia — 9.8%
Alfa Bank Via Alfa Bond Issuance
7.500%, 09/26/2019		750	774
7.500%, 09/26/2019 (B)		315	325
Brunswick Rail Finance
6.500%, 11/01/2017		850	848
Credit Bank of Moscow Via CBOM Finance
7.700%, 02/01/2018		1,000	1,029

48	SEI Institutional International Trust / Annual Report / September 30, 2013

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
EuroChem Mineral & Chemical via EuroChem GI
5.125%, 12/12/2017 (B)		175	$174
Far East Capital
8.000%, 05/02/2018		2,750	2,393
8.000%, 05/02/2018 (B)		200	174
Gaz Capital MTN
8.625%, 04/28/2034		200	239
Gazprom Neft OAO Via GPN Capital
4.375%, 09/19/2022		930	856
Gazprom OAO Via Gaz Capital
9.250%, 04/23/2019		750	923
6.510%, 03/07/2022		470	503
4.950%, 07/19/2022 (B)		510	492
4.950%, 02/06/2028 (B)		793	702
4.950%, 02/06/2028		250	221
Metalloinvest Finance
6.500%, 07/21/2016		400	421
MTS International Funding
8.625%, 06/22/2020 (B)		800	935
8.625%, 06/22/2020		1,100	1,286
Promsvyazbank Via PSB Finance MTN
10.200%, 11/06/2019		750	801
8.500%, 04/25/2017		640	683
Ritekro
11.946%, 11/07/2022 (A) (D) (I)		914	339
Rosneft Oil via Rosneft International Finance
4.199%, 03/06/2022		500	461
Russian Agricultural Bank Via RSHB Capital
5.298%, 12/27/2017 (B)		415	426
Russian Federal Bond - OFZ
8.150%, 02/03/2027	RUB	137,012	4,429
7.600%, 04/14/2021	RUB	549,499	17,500
7.600%, 07/20/2022	RUB	114,475	3,632
7.500%, 03/15/2018	RUB	56,013	1,785
7.500%, 02/27/2019	RUB	415,260	13,222
7.400%, 04/19/2017	RUB	109,870	3,476
7.400%, 06/14/2017	RUB	31,700	1,002
7.350%, 01/20/2016	RUB	80,000	2,523
7.050%, 01/19/2028	RUB	23,568	689
7.000%, 12/03/2014 (F)	RUB	32,430	964
7.000%, 01/25/2023	RUB	112,673	3,435
6.800%, 12/11/2019	RUB	140,820	4,317
6.200%, 01/31/2018	RUB	109,370	3,316
Russian Foreign Bond - Eurobond
7.850%, 03/10/2018	RUB	215,000	6,877
7.500%, 03/31/2030 (F)		10,568	12,455
5.875%, 09/16/2043 (B)		400	414
5.625%, 04/04/2042 (B)		400	410

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)
5.000%, 04/29/2020 (B)	200	$214
5.000%, 04/29/2020	100	107
4.875%, 09/16/2023 (B)	1,200	1,227
3.250%, 04/04/2017 (B)	1,200	1,247
Russian Railways via RZD Capital
5.700%, 04/05/2022	398	405
Russian Standard Bank Via Russian Standard Finance
9.250%, 07/11/2017	970	1,019
Sberbank of Russia Via SB Capital
6.125%, 02/07/2022 (B)	260	272
6.125%, 02/07/2022	250	262
5.717%, 06/16/2021	400	413
5.250%, 05/23/2023	260	238
SCF Capital
5.375%, 10/27/2017 (B)	350	354
Severstal OAO Via Steel Capital
5.900%, 10/17/2022 (B)	200	194
Sibur Securities
3.914%, 01/31/2018 (B)	275	261
TMK Capital
7.750%, 01/27/2018	1,400	1,466
VEB-Leasing Via VEB Leasing Investment
5.125%, 05/27/2016	320	336
Vimpel Communications Via VIP Finance Ireland
9.125%, 04/30/2018 (B)	300	347
7.748%, 02/02/2021	450	485
7.748%, 02/02/2021 (B)	1,150	1,239
VimpelCom Holdings
7.504%, 03/01/2022	1,270	1,338
7.504%, 03/01/2022 (B)	400	422
5.200%, 02/13/2019 (B)	200	199
Vnesheconombank Via VEB Finance
6.902%, 07/09/2020 (B)	785	861
6.902%, 07/09/2020	2,455	2,691
6.800%, 11/22/2025	580	613
6.800%, 11/22/2025 (B)	150	159
6.025%, 07/05/2022 (B)	750	773
5.450%, 11/22/2017 (B)	400	425
VTB Bank Via VTB Capital
6.950%, 10/17/2022	400	397
6.875%, 05/29/2018	600	645
6.315%, 02/22/2018	762	804
6.250%, 06/30/2035	357	377

		115,241

Senegal — 0.1%
Republic of Senegal
8.750%, 05/13/2021 (B)	540	568
8.750%, 05/13/2021	200	211

		779

SEI Institutional International Trust / Annual Report / September 30, 2013	49

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

September 30, 2013

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Serbia — 0.2%
Republic of Serbia
7.250%, 09/28/2021 (B)		1,020	$1,060
7.250%, 09/28/2021		1,000	1,039
5.250%, 11/21/2017 (B)		200	198
4.875%, 02/25/2020		450	420

			2,717

Singapore — 0.2%
MMI International
8.000%, 03/01/2017 (B)		250	250
Sea Product
10.265%, 02/14/2014 (C)		1,485	1,366
Yanlord Land Group
9.500%, 05/04/2017		980	1,036

			2,652

South Africa — 7.6%
Edcon Proprietary
9.500%, 03/01/2018	EUR	850	1,084
9.500%, 03/01/2018	EUR	600	771
Eskom Holdings
6.750%, 08/06/2023 (B)		1,289	1,325
6.750%, 08/06/2023		250	257
5.750%, 01/26/2021		2,860	2,839
Myraid International Holdings
6.000%, 07/18/2020		200	210
Republic of South Africa
13.500%, 09/15/2015	ZAR	23,780	2,680
10.500%, 12/21/2026	ZAR	81,970	9,800
8.750%, 02/28/2048	ZAR	20,400	1,977
8.500%, 06/23/2017		860	1,026
8.500%, 01/31/2037	ZAR	15,400	1,478
8.250%, 09/15/2017	ZAR	36,700	3,826
8.000%, 12/21/2018	ZAR	172,660	17,892
7.750%, 02/28/2023	ZAR	92,442	9,240
7.250%, 01/15/2020	ZAR	41,431	4,112
7.000%, 02/28/2031	ZAR	108,352	9,251
6.875%, 05/27/2019		3,645	4,187
6.750%, 03/31/2021	ZAR	80,350	7,690
6.500%, 02/28/2041	ZAR	15,600	1,167
6.250%, 03/31/2036	ZAR	31,590	2,370
5.875%, 05/30/2022		770	832
5.875%, 09/16/2025		1,447	1,521
5.500%, 03/09/2020		1,040	1,117
4.665%, 01/17/2024		2,623	2,544
Transnet SOC
4.000%, 07/26/2022 (B)		1,119	987

			90,183

Sri Lanka — 0.3%
Bank of Ceylon
6.875%, 05/03/2017 (B)		320	319

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
Republic of Sri Lanka
6.250%, 10/04/2020 (B)		620	$601
6.250%, 10/04/2020		100	97
6.250%, 07/27/2021 (B)		1,400	1,333
6.250%, 07/27/2021		329	313
5.875%, 07/25/2022		1,466	1,341

			4,004

Thailand — 2.7%
Thailand Government Bond
5.670%, 03/13/2028	THB	3,000	110
3.875%, 06/13/2019	THB	71,781	2,333
3.650%, 12/17/2021	THB	354,190	11,208
3.625%, 05/22/2015	THB	30,000	971
3.625%, 06/16/2023	THB	199,522	6,241
3.580%, 12/17/2027	THB	61,333	1,845
3.250%, 06/16/2017	THB	29,240	935
2.800%, 10/10/2017	THB	103,000	3,231
1.250%, 03/12/2028	THB	28,292	789
1.200%, 07/14/2021	THB	134,508	3,973

			31,636

Turkey — 7.4%
Akbank
5.000%, 10/24/2022		225	205
3.875%, 10/24/2017 (B)		150	146
Export Credit Bank of Turkey
5.875%, 04/24/2019 (B)		200	205
Republic of Turkey
10.500%, 01/15/2020	TRY	2,695	1,428
9.500%, 01/12/2022	TRY	11,706	5,932
9.000%, 01/27/2016	TRY	2,200	1,099
9.000%, 03/08/2017	TRY	16,452	8,214
8.500%, 09/14/2022	TRY	11,834	5,663
8.300%, 06/20/2018	TRY	7,030	3,383
8.300%, 06/20/2018	TRY	2,500	1,205
8.000%, 02/14/2034		2,909	3,452
7.500%, 07/14/2017		1,037	1,173
7.500%, 11/07/2019		3,849	4,451
7.375%, 02/05/2025		2,604	2,940
7.250%, 03/05/2038		280	311
7.100%, 03/08/2023	TRY	1,120	487
7.100%, 03/08/2023	TRY	9,980	4,342
7.000%, 09/26/2016		838	932
7.000%, 03/11/2019		240	270
7.000%, 06/05/2020		410	463
6.875%, 03/17/2036		1,453	1,544
6.750%, 04/03/2018		4,284	4,730
6.750%, 05/30/2040		375	392
6.500%, 01/07/2015	TRY	17,670	8,539
6.300%, 02/14/2018	TRY	7,430	3,339
6.250%, 09/26/2022		917	986
6.000%, 01/14/2041		649	626
5.625%, 03/30/2021		2,760	2,868

50	SEI Institutional International Trust / Annual Report / September 30, 2013

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
5.125%, 03/25/2022		2,288	$2,274
4.875%, 04/16/2043		250	207
4.500%, 02/11/2015	TRY	196	100
4.000%, 04/29/2015	TRY	8,024	4,090
4.000%, 04/01/2020	TRY	3,429	1,800
3.250%, 03/23/2023 (E)		2,763	2,383
3.000%, 02/23/2022	TRY	13,563	6,635
Turkiye Garanti Bankasi
5.250%, 09/13/2022 (B)		500	460
4.000%, 09/13/2017 (B)		470	458

			87,732

Ukraine — 2.3%
DTEK Finance
7.875%, 04/04/2018		1,800	1,530
Ferrexpo Finance
7.875%, 04/07/2016 (B)		238	215
Financing of Infrastrucural Projects State Enterprise
9.000%, 12/07/2017 (A) (B)		400	334
Government of Ukraine
9.250%, 07/24/2017		3,150	2,911
9.250%, 07/24/2017 (B)		403	370
7.950%, 02/23/2021		650	556
7.950%, 02/23/2021 (B)		250	214
7.800%, 11/28/2022		1,760	1,467
7.800%, 11/28/2022 (B)		300	250
7.750%, 09/23/2020		335	286
7.500%, 04/17/2023		500	413
7.500%, 04/17/2023 (B)		2,172	1,795
6.750%, 11/14/2017		276	236
6.580%, 11/21/2016		403	347
6.250%, 06/17/2016 (B)		600	516
4.950%, 10/13/2015	EUR	1,131	1,313
Metinvest
10.250%, 05/20/2015		1,180	1,162
8.750%, 02/14/2018		1,629	1,409
8.750%, 02/14/2018 (B)		369	319
MHP
10.250%, 04/29/2015		700	695
10.250%, 04/29/2015		150	148
8.250%, 04/02/2020		1,800	1,431
Mriya Agro Holding
9.450%, 04/19/2018		1,000	820
9.450%, 04/19/2018 (B)		257	211
National Naftogaz of Ukraine
9.500%, 09/30/2014		3,350	3,116
Oschadbank Via SSB No. 1
8.875%, 03/20/2018		450	352
8.250%, 03/10/2016		430	359
State Export-Import Bank of Ukraine JSC via Biz Finance
8.750%, 01/22/2018		870	696

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
Ukraine Railways via Shortline
9.500%, 05/21/2018		200	$160
Ukreximbank Via Biz Finance
8.375%, 04/27/2015		3,862	3,418

			27,049

United Arab Emirates — 1.0%
Abu Dhabi National Energy MTN
5.875%, 12/13/2021		867	963
Dolphin Energy
5.888%, 06/15/2019		462	506
DP World MTN
6.850%, 07/02/2037		1,200	1,206
DP World Sukuk
6.250%, 07/02/2017		1,500	1,643
Dubai DOF Sukuk
3.875%, 01/30/2023		340	316
Dubai Electricity & Water Authority
7.375%, 10/21/2020 (B)		860	1,006
7.375%, 10/21/2020		20	23
Dubai Holding Commercial Operations MTN
6.000%, 02/01/2017	GBP	850	1,387
4.750%, 01/30/2014	EUR	1,850	2,498
Emaar Sukuk MTN
6.400%, 07/18/2019		300	324
Emirate of Dubai MTN
7.750%, 10/05/2020		1,060	1,257
5.250%, 01/30/2043		200	172
Emirates Airline
5.125%, 06/08/2016		300	317
4.500%, 02/06/2025		350	313
Jafz Sukuk
7.000%, 06/19/2019		200	221

			12,152

Uruguay — 0.8%
Republic of Uruguay
8.000%, 11/18/2022		1,183	1,508
7.625%, 03/21/2036		1,211	1,526
4.500%, 08/14/2024		4,182	4,245
4.125%, 11/20/2045		728	577
Republic of Uruguay PIK
7.875%, 01/15/2033		1,674	2,151

			10,007

Venezuela — 3.8%
Petroleos de Venezuela
12.750%, 02/17/2022		290	283
8.500%, 11/02/2017		1,289	1,168
8.500%, 11/02/2017		8,865	8,032
5.500%, 04/12/2037		550	305

SEI Institutional International Trust / Annual Report / September 30, 2013	51

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

September 30, 2013

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
5.375%, 04/12/2027		2,968	$1,707
5.250%, 04/12/2017		998	797
5.000%, 10/28/2015		560	492
4.900%, 10/28/2014		4,465	4,201
Republic of Venezuela
13.625%, 08/15/2018		1,716	1,862
13.625%, 08/15/2018		144	151
12.750%, 08/23/2022		12,929	12,877
11.950%, 08/05/2031		2,227	2,055
11.750%, 10/21/2026		4,606	4,249
9.250%, 09/15/2027		1,706	1,386
9.250%, 05/07/2028		592	465
9.000%, 05/07/2023		1,064	863
9.000%, 05/07/2023		20	16
8.500%, 10/08/2014		791	791
8.250%, 10/13/2024		500	376
7.750%, 10/13/2019		1,108	921
7.650%, 04/21/2025		300	216
6.000%, 12/09/2020		1,102	801
5.750%, 02/26/2016		728	657

			44,671

Vietnam — 0.1%
Republic of Vietnam
6.875%, 01/15/2016		360	382
6.750%, 01/29/2020		560	597
Vietnam Joint Stock Commercial Bank for Industry and Trade
8.000%, 05/17/2017 (B)		350	355

			1,334

Zambia — 0.0%
Republic of Zambia
5.375%, 09/20/2022		250	219

Total Global Bonds (Cost $1,140,543) ($ Thousands)			1,103,610

LOAN PARTICIPATIONS — 0.8%

Angola — 0.1%
Republic of Angola
2.317%, 04/30/2016 (A)	EUR	650	855

Indonesia — 0.1%
PT Bumi
18.182%, 11/07/2014		1,743	1,394

Singapore — 0.5%
Ashmore Cayman SPC, No. 1
0.000%, 11/07/2015 (A) (H) (I)		9,161	4,289
Morton Bay
6.220%, 12/31/2013 (A)		3,158	2,130

			6,419

Description		Face Amount (1) (Thousands)/Shares	Market Value ($ Thousands)

United Arab Emirates — 0.1%
Dubai World
1.000%, 09/30/2015		1,200	$876
1.000%, 09/30/2018		1,015	630

			1,506

Total Loan Participations (Cost $16,451) ($ Thousands)			10,174

CONVERTIBLE BOND — 0.0%

United Arab Emirates — 0.0%
Pyrus
7.500%, 12/20/2015		100	135

Total Convertible Bond (Cost $97) ($ Thousands)			135

AFFILIATED PARTNERSHIP — 0.4%
SEI Liquidity Fund, L.P.
0.070%†* (J)		4,924,256	4,924

Total Affiliated Partnership (Cost $4,924) ($ Thousands)			4,924

TIME DEPOSITS — 3.1%
Brown Brothers Harriman
3.951%, 10/01/2013	ZAR	3,712	369
0.030%, 10/01/2013		35,238	35,238
0.019%, 10/01/2013	EUR	542	733
0.005%, 10/01/2013	SGD	1	1

Total Time Deposits (Cost $36,341) ($ Thousands)			36,341

Total Investments — 97.7% (Cost $1,198,356) ($ Thousands)			$1,155,184

		Notional (Thousands)

PURCHASED OPTIONS — 0.0%
Euro FX Currency Put Option, Expires 10/04/13, Strike Price $1.28**	EUR	8,200	$—
Euro FX Currency Put Option, Expires 11/08/13, Strike Price $1.26**	EUR	8,200	2
TRY FX Currency Call Option, Expires 10/08/13, Strike Price $2.10**	TRY	2,000	2

Total Purchased Options (Cost $365) ($ Thousands)			$4

A list of the open futures contracts held by the Fund at September 30, 2013, is as follows:

Type of Contract	Number of Contracts Short	Expiration Date	Unrealized Depreciation ($ Thousands)
U.S. 10-Year Treasury Note	(82)	Dec-2013	$(27)
U.S. 5-Year Treasury Note	(11)	Dec-2013	(3)

			$(30)

52	SEI Institutional International Trust / Annual Report / September 30, 2013

For the year ended September 30, 2013, the total amount of all open future contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2013, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/01/2013-12/18/2013	HUF	1,821,172	USD	8,027	$(244)
10/01/2013-12/18/2013	USD	2,263	TRY	4,589	(7)
10/02/2013-11/04/2013	BRL	42,774	USD	18,722	(421)
10/02/2013-12/02/2013	USD	15,168	BRL	34,451	239
10/02/2013-12/18/2013	EUR	18,624	USD	24,578	(633)
10/03/2013	ARS	1,583	USD	272	(1)
10/03/2013	USD	559	ARS	3,584	59
10/10/2013-11/29/2013	USD	2,878	CLP	1,455,992	3
10/11/2013-11/20/2013	USD	6,032	MYR	19,525	(50)
10/15/2013-10/25/2013	PEI	1,483	USD	532	—
10/15/2013-11/20/2013	THB	61,937	USD	1,954	(22)
10/15/2013-12/20/2013	USD	9,821	PEI	27,265	(49)
10/16/2013-01/15/2014	USD	13,472	RUB	442,763	83
10/17/2013-11/20/2013	MYR	3,395	USD	1,053	14
10/18/2013	IDR	31,897,747	USD	2,809	55
10/18/2013-11/20/2013	USD	11,794	IDR	127,374,136	(794)
10/21/2013-11/29/2013	GBP	1,807	USD	2,839	(87)
10/21/2013-12/12/2013	USD	6,168	PHP	264,899	(80)
10/21/2013-12/18/2013	USD	6,179	EUR	4,584	26
10/24/2013-11/20/2013	USD	5,225	THB	163,274	(15)
10/25/2013	PHP	57,792	USD	1,333	5
10/25/2013	USD	1,123	GBP	694	—
10/25/2013-12/18/2013	CLP	5,431,007	USD	10,524	(169)
10/29/2013-11/29/2013	RUB	624,878	USD	18,863	(329)
10/30/2013	COP	2,190,052	USD	1,153	7
10/30/2013	USD	947	RON	3,136	2
10/30/2013-10/31/2013	USD	932	CZK	17,852	8
10/30/2013-11/29/2013	MXN	78,171	USD	6,106	186
10/30/2013-12/18/2013	USD	13,040	MXN	171,981	(24)
10/31/2013	USD	1,695	SGD	2,110	(13)
10/31/2013-12/18/2013	CNY	30,797	USD	4,970	(52)
10/31/2013-12/18/2013	PLN	83,250	USD	26,143	(476)
10/31/2013-12/18/2013	SGD	9,896	USD	7,755	(136)
10/31/2013-12/18/2013	TRY	15,744	USD	7,631	(75)
10/31/2013-12/18/2013	USD	4,479	CNY	27,646	29
10/31/2013-12/18/2013	USD	21,919	PLN	70,776	689
10/31/2013-12/18/2013	ZAR	131,796	USD	13,135	142

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
11/20/2013	TWD	223,037	USD	7,489	$(61)
11/20/2013	USD	1,561	COP	2,967,000	(10)
11/20/2013	USD	4,986	KRW	5,593,274	210
11/20/2013	USD	3,376	NGN	556,500	22
11/20/2013-12/18/2013	ILS	22,100	USD	6,192	(71)
11/20/2013-12/18/2013	INR	146,950	USD	2,294	(19)
11/20/2013-12/18/2013	USD	2,298	INR	146,950	15
11/29/2013	RON	8,271	USD	2,492	(8)
11/29/2013-12/18/2013	USD	2,736	HUF	611,262	33
12/16/2013-07/17/2015	CNH	135,243	USD	20,695	(1,278)
12/18/2013	CZK	59,670	USD	3,058	(85)
12/18/2013	USD	5,645	ZAR	55,941	(147)
07/17/2015	USD	15,844	CNH	105,051	1,206

					$(2,323)

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2013, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Barclays PLC	(19,235)	18,854	$(381)
Citigroup	(63,064)	62,334	(730)
Credit Suisse First Boston	(20,067)	19,931	(136)
Deutsche Bank	(32,004)	31,715	(289)
Goldman Sachs	(96,804)	96,888	84
HSBC	(56,186)	55,869	(317)
JPMorgan Chase Bank	(22,971)	22,830	(141)
Merrill Lynch	(11,269)	11,455	186
Morgan Stanley	(18,265)	17,849	(416)
Standard Chartered Bank	(20,007)	19,875	(132)
UBS	(4,645)	4,594	(51)

			$(2,323)

For the year ended September 30, 2013, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

A list of the open OTC swap agreements held by the fund at September 30, 2013, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Barclays Capital	JIBAR ZAR 3 Month	6.53%	09/13/2016	ZAR	46,000	$(4)
HSBC	KLIBOR Interbank Offered Rate Fixing 3 Month	4.00%	09/03/2018	MYR	10,100	44
HSBC	Brazil Interbank Deposit Rate	11.03%	01/25/2017	BRL	4,666	(22)
HSBC	Brazil Interbank Deposit Rate	10.38%	01/02/2017	BRL	8,882	(114)

						$(96)

Total Return Swaps
Counterparty	Reference Entity/Obligation	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Depreciation ($ Thousands)
HSBC	Republic of Indonesia, 9.500%	Cash Deposit Of Notional Amount	Price Return	06/15/2015	IDR	2,680,000	$(5)
HSBC	Republic of Indonesia, 11.500%	Cash Deposit Of Notional Amount	Price Return	09/15/2019	IDR	33,200,000	(1,400)
HSBC	Republic of Indonesia, 11.500%	Cash Deposit Of Notional Amount	Price Return	09/15/2019	IDR	4,500,000	(189)
HSBC	Republic of Indonesia, 8.375%	Cash Deposit Of Notional Amount	Price Return	03/15/2024	IDR	6,200,000	(38)
HSBC	Republic of Indonesia, 8.375%	Cash Deposit Of Notional Amount	Price Return	09/15/2026	IDR	18,900,000	(778)
Standard Chartered London	Republic of Indonesia, 7.000%	Cash Deposit Of Notional Amount	Price Return	05/15/2027	IDR	5,800,000	(210)
Standard Chartered London	Republic of Indonesia, 7.000%	Cash Deposit Of Notional Amount	Price Return	05/15/2027	IDR	3,500,000	(117)
HSBC	Republic of Indonesia, 10.500%	Cash Deposit Of Notional Amount	Price Return	08/15/2030	IDR	29,500,000	(1,455)

SEI Institutional International Trust / Annual Report / September 30, 2013	53

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Concluded)

September 30, 2013

Total Return Swaps
Counterparty	Reference Entity/Obligation	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Depreciation ($ Thousands)
Standard Chartered London	Republic of Indonesia, 10.500%	Cash Deposit Of Notional Amount	Price Return	08/15/2030	IDR	10,300,000	$(524)
HSBC	Republic of Indonesia, 8.250%	Cash Deposit Of Notional Amount	Price Return	06/15/2032	IDR	1,290,000	(54)
Standard Chartered London	Republic of Indonesia, 6.625%	Cash Deposit Of Notional Amount	Price Return	05/15/2033	IDR	7,320,000	(271)

							$(5,041)

For the year ended September 30, 2013, the total number of all open swap agreements, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $1,182,296 ($ Thousands).

*	Rate shown is the 7-day effective yield as of September 30, 2013.

**	Non income producing security.

†	Investment in Affiliated Security (See Note 4).

(1)	In U.S. dollars unless otherwise indicated.

(A)	Securities considered illiquid. The total market value of such securities as of September 30, 2013 was $18,146 ($ Thousands) and represented 1.5% of Net Assets.

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(C)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2013.

(D)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(E)	This security or a partial position of this security is on loan at September 30, 2013. The total market value of securities on loan at September 30, 2013 was $4,616 ($ Thousands) (See Note 8).

(F)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on September 30, 2013. The coupon on a step bond changes on a specified date.

(G)	Security is when-issued.

(H)	Security in default on interest payments.

(I)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2013 was $4,628 ($ Thousands) and represented 0.4% of Net Assets.

(J)	This security was purchased with cash collateral held from securities on loan (see Note 8). The total value of such securities as of September 30, 2013 was $4,924 ($ Thousands).

ARS — Argentine Peso

BRL — Brazilian Real

CLN — Credit Linked Note

CLP — Chilean Peso

CNH — Chinese Yuen (Offshore)

CNY — Chinese Renminbi

COP — Colombian Peso

CZK — Czech Koruna

DEM — German Mark

EUR — Euro

GBP — British Pound Sterling

HUF — Hungarian Forint

IDR — Indonesia Rupiah

ILS — Israeli Shekel

INR — India Rupee

JIBAR — Johannesburg Interbank Agreed Rate

KLIBOR — Kuala Lumpur Interbank Offered Rate

KRW — Korean Won

L.P. — Limited Partnership

MTN — Medium Term Note

MXN — Mexican Peso

MYR — Malaysian Ringgit

NGN — Nigerian Naira

OTC — Over the Counter

PEI — Peruvian Inca

PHP — Philippine Peso

PIK — Payment-in-Kind

PLC — Public Limited Company

PLN — Polish Zlotty

RON — Romanian Leu

RUB — Russian Ruble

Ser — Series

SGD — Singapore Dollar

SPC — Segregated Portfolio Company

THB — Thai Baht

TRY — Turkish Lira

TWD — Taiwanese Dollar

USD — U.S. Dollar

ZAR — South African Rand

The following is a summary of the level of inputs used as of September 30, 2013, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Global Bonds	$—	$1,103,610	$—	$1,103,610
Loan Participations	—	1,506	8,668	10,174
Convertible Bond	—	135	—	135
Affiliated Partnership	—	4,924	—	4,924
Time Deposits	—	36,341	—	36,341

Total Investments in Securities	$—	$1,146,516	$8,668	$1,155,184

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$—	$4	$—	$4
Futures Contracts* Unrealized Depreciation	(30)	—	—	(30)
Forwards Contracts* Unrealized Appreciation	—	3,033	—	3,033
Unrealized Depreciation	—	(5,356)	—	(5,356)
OTC Swaps
Interest Rate Swaps*
Unrealized Appreciation	—	44	—	44
Unrealized Depreciation	—	(140)	—	(140)
Total Return Swaps*
Unrealized Depreciation	—	(5,041)	—	(5,041)

Total Other Financial Instruments	$(30)	$(7,456)	$—	$(7,486)

(1)

Of the $8,668 ($ Thousands) in Level 3 securities as of September 30, 2013, $6,419 ($ Thousands) or 0.5% are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs are required for those Level 3 securities that are not valued by third party pricing vendors or broker quotes. A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

*	Futures contracts, forwards contracts and swaps are valued at the unrealized appreciation/(depreciation) on the instrument.

For the year ended September 30, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2013, there were no transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

54	SEI Institutional International Trust / Annual Report / September 30, 2013

Statements of Assets and Liabilities ($ Thousands)

September 30, 2013

	International Equity Fund	Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
ASSETS:
Investments, at value (Cost $1,991,575, $1,331,705, $468,623 and $1,193,432, respectively)(1)	$2,284,048	$1,395,984	$473,255	$1,150,260
Affiliated investments, at value (Cost $169,374, $85,728, $0 and $4,924, respectively)	169,374	85,728	—	4,924
Cash	—	—	65	3,884
Foreign currency, at value (Cost $0, $6,135, $0 and $5,896, respectively)	—	6,128	—	6,240
Cash pledged as collateral for forward foreign currency contracts, futures contracts or swap contracts	—	—	915	—
Receivable for investment securities sold	8,801	21,577	6,901	5,758
Unrealized gain on forward foreign currency contracts	—	—	269	3,033
Receivable for fund shares sold	1,923	115,573	242	1,201
Dividends and interest receivable	5,223	1,698	4,814	19,058
Variation margin receivable	—	—	19	—
Foreign tax reclaim receivable	2,107	59	—	—
Unrealized gain on foreign spot currency contracts	27	58	6	1
Options purchased, at value (Cost $0, $0, $0 and $365, respectively)	—	—	—	4
Swap contracts, at value (Premiums paid $0, $0, $0 and $16,407, respectively)	—	—	1,716	11,410
Total Assets	2,471,503	1,626,805	488,202	1,205,773
LIABILITIES:
Payable for investment securities purchased	11,769	130,478	2,386	9,126
Payable upon return of securities loaned	96,733	77,907	—	4,924
Payable to custodian	—	1,569	—	—
Foreign currency payable to custodian, at value (Cost $218, $0, $3,771 and $0, respectively)	68	—	3,772	—
Unrealized loss on forward foreign currency contracts	—	—	6,769	5,356
Unrealized loss on foreign spot currency contracts	19	22	—	—
Swap contracts, at value (Premiums received $0, $0, $0 and $0, respectively)	—	—	796	140
Payable for fund shares redeemed	3,285	740	628	2,481
Variation margin payable	953	—	24	5
Investment advisory fees payable	965	1,106	63	397
Administration fees payable	859	684	234	624
Shareholder servicing fees payable	480	263	97	240
Trustees’ fees payable	1	1	—	1
Chief compliance officer fees payable	4	2	1	2
Administration servicing fees payable	4	—	—	—
Other accrued expenses	209	202	50	181
Accrued foreign capital gains tax on appreciated securities	—	148	—	—
Total Liabilities	115,349	213,122	14,820	23,477
Net Assets	$2,356,154	$1,413,683	$473,382	$1,182,296
NET ASSETS:
Paid in Capital (unlimited authorization — no par value)	$3,015,950	$1,450,766	$482,841	$1,232,006
Undistributed (distributions in excess of) net investment income	29,494	3,516	2,722	(2,072)
Accumulated net realized gain (loss) on investments, futures contracts, option contracts, foreign currency contracts and swap contracts	(981,515)	(104,746)	(10,130)	3,050
Net unrealized appreciation (depreciation) on investments and option contracts	292,473	64,279	4,632	(43,533)
Net unrealized depreciation on futures contracts	(372)	—	(381)	(30)
Net unrealized appreciation (depreciation) on swap contracts	—	—	920	(5,137)
Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	124	16	(7,222)	(1,988)
Accumulated foreign capital gains tax on appreciated securities	—	(148)	—	—
Net Assets	$2,356,154	$1,413,683	$473,382	$1,182,296
Net Asset Value, Offering and Redemption Price Per Share — Class A ($2,350,201,341 ÷ 241,920,433 shares, $1,413,682,682 ÷ 134,258,300 shares, $473,381,552 ÷ 45,437,470 shares, $1,182,296,459 ÷ 113,951,652 shares, respectively.)	$9.71	$10.53	$10.42	$10.38
Net Asset Value, Offering and Redemption Price Per Share — Class I ($5,953,046 ÷ 613,634 shares)	$9.70	N/A	N/A	N/A

(1)	Included in “Investments, at value” is the market value of securities on loan in the amounts of $91,522, $73,753, $0 and $4,616, ($ Thousands), respectively.

N/A — Not applicable. Share classes currently not offered.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2013	55

Statements of Operations ($ Thousands)

For the year ended September 30, 2013

	International Equity Fund	Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
Investment Income:
Dividends	$58,068	$27,102	$—	$—
Dividends from Affiliated Security(1)(2)	13	2	—	—
Interest	15	27	11,873	67,423
Security Lending Income — Net(1)	1,995	700	—	6
Less: Foreign Taxes Withheld	(4,055)	(2,753)	—	(142)
Total Investment Income	56,036	25,078	11,873	67,287
Expenses:
Investment Advisory Fees	10,313	10,582	1,490	10,266
Administration Fees	9,190	6,551	2,980	7,851
Shareholder Servicing Fees — Class A	5,092	2,520	1,242	3,020
Shareholder Servicing Fees — Class I	14	—	—	—
Administrative Servicing Fees — Class I	14	—	—	—
Trustees’ Fees	33	16	8	20
Chief Compliance Officer Fees	13	7	3	7
Custodian/Wire Agent Fees	318	557	72	377
Printing Fees	189	100	42	104
Overdraft Fees	11	9	6	24
Professional Fees	134	147	29	95
Registration Fees	51	25	14	32
Other Expenses	128	76	64	98
Total Expenses	25,500	20,590	5,950	21,894
Less:
Waiver of Investment Advisory Fees	—	(798)	—	(5,413)
Waiver of Shareholder Servicing Fees — Class A	—	—	(866)	—
Fees Paid Indirectly	—	(1)	—	—
Net Expenses	25,500	19,791	5,084	16,481
Net Investment Income	30,536	5,287	6,789	50,806
Net Realized and Unrealized Gain (Loss) on Investments, Option Contracts, Futures Contracts, Swap Contracts and Foreign Currency Transactions:
Net Realized Gain (Loss) from:
Investments	66,931	9,079	5,232	5,303
Affiliated Investments	—	—	—	243
Futures Contracts	14,501	—	818	(137)
Option Contracts	—	—	—	(133)
Swap Contracts	—	—	237	6,564
Foreign Currency Transactions	(2,172)	(1,531)	17,142	2,913
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	270,696	27,514	(21,206)	(117,517)
Affiliated Investments	2,086	1,262	—	—
Futures Contracts	648	—	(258)	(51)
Option Contracts	—	—	—	(361)
Swap Contracts	—	—	(484)	(6,778)
Foreign Capital Gains Tax on Appreciated Securities	—	147	—	—
Foreign Currency Transactions	441	(30)	(4,510)	(4,978)
Net Realized and Unrealized Gain (Loss) on Investments, Option Contracts, Futures Contracts, Swap Contracts and Foreign Currency Transactions	353,131	36,441	(3,029)	(114,932)
Net Increase (Decrease) in Net Assets Resulting from Operations	$383,667	$41,728	$3,760	$(64,126)

(1)	Income is from the investment of collateral in an affiliated security.
(2)	See Note 4 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

56	SEI Institutional International Trust / Annual Report / September 30, 2013

Statements of Changes in Net Assets ($ Thousands)

For the years ended September 30,

	International Equity Fund		Emerging Markets Equity Fund
	2013	2012	2013	2012
Operations:
Net Investment Income	$30,536	$30,343	$5,287	$4,128
Net Realized Gain (Loss) from Investments, Affiliated Investments, Futures Contracts and Swap Contracts	81,432	(40,129)	9,079	(70,342)
Net Realized Gain (Loss) on Forward Foreign Currency Contracts and Foreign Currency Transactions	(2,172)	371	(1,531)	(1,087)
Net Change in Unrealized Appreciation on Investments, Affiliated Investments, Futures Contracts and Swap Contracts	273,430	240,217	28,776	170,092
Net Change in Unrealized Appreciation (Depreciation) on Foreign Capital Tax Gains on Appreciated Securities	—	—	147	(292)
Net Change in Unrealized Appreciation (Depreciation) on Forward Foreign Currency Contracts, Foreign Currencies, and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	441	(362)	(30)	184
Net Increase in Net Assets Resulting from Operations	383,667	230,440	41,728	102,683
Dividends From:
Net Investment Income:
Class A	(29,890)	(34,665)	(4,998)	(2,183)
Class I	(72)	(96)	N/A	N/A
Total Dividends	(29,962)	(34,761)	(4,998)	(2,183)
Capital Share Transactions:
Class A:
Proceeds from Shares Issued	563,306	568,731 (1)	724,981	298,296
Reinvestment of Dividends & Distributions	27,440	32,156	4,533	2,014
Cost of Shares Redeemed	(436,142)	(519,994)	(252,291)	(196,578)
Increase in Net Assets Derived from Class A Transactions	154,604	80,893	477,223	103,732
Class I:
Proceeds from Shares Issued	1,323	1,307 (1)	N/A	N/A
Reinvestment of Dividends & Distributions	47	67	N/A	N/A
Cost of Shares Redeemed	(1,647)	(1,982)	N/A	N/A
Decrease in Net Assets Derived from Class I Transactions	(277)	(608)	N/A	N/A
Increase in Net Assets Derived from Capital Share Transactions	154,327	80,285	477,223	103,732
Net Increase in Net Assets	508,032	275,964	513,953	204,232
Net Assets:
Beginning of Year	1,848,122	1,572,158	899,730	695,498
End of Year	$2,356,154	$1,848,122	$1,413,683	$899,730
Undistributed Net Investment Income Included in Net Assets at End of Year	$29,494	$29,231	$3,516	$3,390
Share Transactions:
Class A:
Shares Issued	63,540	72,568	70,166	30,168
Reinvestment of Distributions	3,244	4,334	426	215
Shares Redeemed	(49,907)	(66,704)	(24,132)	(19,866)
Total Class A Transactions	16,877	10,198	46,460	10,517
Class I:
Shares Issued	148	166	N/A	N/A
Reinvestment of Distributions	6	9	N/A	N/A
Shares Redeemed	(185)	(254)	N/A	N/A
Total Class I Transactions	(31)	(79)	N/A	N/A
Net Increase in Shares Outstanding from Share Transactions	16,846	10,119	46,460	10,517

(1)	See Note 10 in Notes to Financial Statements.

N/A — Not applicable. Share classes currently not offered.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2013	57

Statements of Changes in Net Assets ($ Thousands) (Continued)

For the years ended September 30,

	International Fixed Income Fund		Emerging Markets Debt Fund
	2013	2012	2013	2012
Operations:
Net Investment Income	$6,789	$7,828	$50,806	$48,801
Net Realized Gain from Investments, Affiliated Investments, Futures Contracts, Option Contracts and Swap Contracts	6,287	5,531	11,840	48,569
Net Realized Gain (Loss) on Forward Foreign Currency Contracts and Foreign Currency Transactions	17,142	16,653	2,913	(810)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Affiliated Investments, Futures Contracts, Option Contracts and Swap Contracts	(21,948)	15,233	(124,707)	69,712
Net Change in Unrealized Appreciation (Depreciation) on Forward Foreign Currency Contracts, Foreign Currencies, and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(4,510)	(15,591)	(4,978)	2,058
Net Increase (Decrease) in Net Assets Resulting from Operations	3,760	29,654	(64,126)	168,330
Dividends and Distributions from:
Net Investment Income:
Class A	(17,902)	(12,225)	(70,620)	(53,538)
Net Realized Gains:
Class A	—	—	(45,779)	(2,001)
Return of Capital:
Class A	(4,024)	—	—	—
Total Dividends and Distributions	(21,926)	(12,225)	(116,399)	(55,539)
Capital Share Transactions:
Class A:
Proceeds from Shares Issued	119,934	92,376	470,901	446,482
Reinvestment of Dividends & Distributions	19,825	11,251	101,418	49,190
Cost of Shares Redeemed	(140,004)	(118,192)	(374,600)	(319,757)
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(245)	(14,565)	197,719	175,915
Net Increase (Decrease) in Net Assets	(18,411)	2,864	17,194	288,706
Net Assets:
Beginning of Year	491,793	488,929	1,165,102	876,396
End of Year	$473,382	$491,793	$1,182,296	$1,165,102
Undistributed (Distributions in excess of) Net Investment Income Included in Net Assets at End of Year	$2,722	$(15,636)	$(2,072)	$8,863
Share Transactions:
Class A:
Shares Issued	11,333	8,800	41,939	39,221
Reinvestment of Distributions	1,897	1,098	8,776	4,465
Shares Redeemed	(13,265)	(11,260)	(33,284)	(28,264)
Total Class A Transactions	(35)	(1,362)	17,431	15,422

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

58	SEI Institutional International Trust / Annual Report / September 30, 2013

Financial Highlights

For the years ended September 30,

For a Share Outstanding Throughout Each Year

	Net Asset Value, Beginning of Year	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Securities(1)	Total from Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains	Total Dividends and Distributions and Return of Capital	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (Thousands)	Ratio of Expenses to Average Net Assets*		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)**		Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)**		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
International Equity Fund
Class A
2013	$8.19	$0.13	$1.53	$1.66	$(0.14)		$—	$(0.14)	$9.71	20.47%	$2,350,201	1.25	%(3)	1.25	%(3)	1.25	%(3)	1.50%	47%
2012	7.29	0.14	0.92	1.06	(0.16)		—	(0.16)	8.19	14.76	1,842,851	1.26	(3)	1.26	(3)	1.26	(3)	1.75	56
2011	8.34	0.16	(1.08)	(0.92)	(0.13)		—	(0.13)	7.29	(11.34)	1,566,893	1.27	(3)	1.27	(3)	1.27	(3)	1.88	98
2010	7.88	0.10	0.36	0.46	—		—	—	8.34	5.84	1,898,206	1.27	(3)	1.27	(3)	1.28	(11)	1.26	144
2009	8.85	0.13	(0.94)	(0.81)	(0.16)		—	(0.16)	7.88	(8.73)	2,053,411	1.28	(2)(3)	1.28	(2)(3)	1.29	(11)	2.01	154
Class I
2013	$8.18	$0.11	$1.52	$1.63	$(0.11)		$—	$(0.11)	$9.70	20.19%	$5,953	1.50	%(3)	1.50	%(3)	1.50	%(3)	1.21%	47%
2012	7.28	0.12	0.91	1.03	(0.13)		—	(0.13)	8.18	14.37	5,271	1.51	(3)	1.51	(3)	1.51	(3)	1.48	56
2011	8.32	0.13	(1.06)	(0.93)	(0.11)		—	(0.11)	7.28	(11.44)	5,265	1.52	(3)	1.52	(3)	1.52	(3)	1.54	98
2010	7.89	0.08	0.35	0.43	—		—	—	8.32	5.45	8,455	1.52	(3)	1.52	(3)	1.53	(11)	1.00	144
2009	8.82	0.13	(0.94)	(0.81)	(0.12)		—	(0.12)	7.89	(8.80)	8,397	1.53	(2)(3)	1.53	(2)(3)	1.54	(11)	1.97	154
Emerging Markets Equity Fund
Class A
2013	$10.25	$0.06	$0.28	$0.34	$(0.06)		$—	$(0.06)	$10.53	3.29%	$1,413,683	1.96	%(4)	1.96	%(4)	2.04	%(12)	0.52%	78%
2012	9.00	0.05	1.23	1.28	(0.03)		—	(0.03)	10.25	14.21	899,730	1.97	(4)	1.97	(4)	2.07	(12)	0.49	93
2011	11.40	0.05	(2.35)	(2.30)	(0.10)		—	(0.10)	9.00	(20.38)	695,498	1.96	(4)	1.96	(4)	2.09	(12)	0.44	98
2010	9.64	0.04	1.78	1.82	(0.06)		—	(0.06)	11.40	18.93	935,583	1.96	(4)	1.96	(4)	2.09	(12)	0.38	81
2009	11.43	0.08	0.18	0.26	(0.10)		(1.95)	(2.05)	9.64	16.40	916,780	1.97	(4)	1.97	(4)	2.11	(12)	1.08	80
International Fixed Income Fund
Class A
2013	$10.82	$0.14	$(0.06)	$0.08	$(0.48	)(10)	$—	$(0.48)	$10.42	0.77%	$473,382	1.02	%(5)	1.02	%(5)	1.20	%(13)	1.37%	86%
2012	10.44	0.17	0.48	0.65	(0.27)		—	(0.27)	10.82	6.34	491,793	1.02	(5)	1.02	(5)	1.21	(13)	1.60	103
2011	10.92	0.25	(0.22)	0.03	(0.51	)(9)	—	(0.51)	10.44	0.41	488,929	1.02	(5)	1.02	(5)	1.21	(13)	2.40	119
2010	10.21	0.24	0.57	0.81	(0.10	)(8)	—	(0.10)	10.92	7.97	505,081	1.07	(7)	1.07	(7)	1.21	(13)	2.33	135
2009	10.46	0.28	0.53	0.81	(1.06)		—	(1.06)	10.21	8.85	538,159	1.02	(5)	1.02	(5)	1.06	(13)	2.86	170
Emerging Markets Debt Fund
Class A
2013	$12.07	$0.47	$(1.02)	$(0.55)	$(0.68)		$(0.46)	$(1.14)	$10.38	(5.19)%	$1,182,296	1.36	%(6)	1.36	%(6)	1.81	%(14)	4.20%	90%
2012	10.81	0.55	1.36	1.91	(0.63)		(0.02)	(0.65)	12.07	18.48	1,165,102	1.36	(6)	1.36	(6)	1.80	(14)	4.85	102
2011	11.19	0.63	(0.70)	(0.07)	(0.31)		—	(0.31)	10.81	(0.71)	876,396	1.36	(6)	1.36	(6)	1.80	(14)	5.58	59
2010	10.24	0.67	1.14	1.81	(0.86)		—	(0.86)	11.19	18.78	931,865	1.36	(6)	1.36	(6)	1.79	(14)	6.41	70
2009	9.43	0.71	0.85	1.56	(0.75)		—	(0.75)	10.24	18.62	790,597	1.37	(6)	1.37	(6)	1.81	(14)	8.47	73

*	Includes Fees Paid Indirectly, if applicable. See Note 4 in Notes to Financial Statements.
**	See Note 4 in Notes to Financial Statements.
†	Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)	Per share net investment income/(loss) and net realized and unrealized gains/(losses) calculated using average shares.
(2)	The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratios for Class A and I shares would have been 1.28% for 2009.
(3)	The expense ratio includes overdraft fees. Had this expense been excluded, the ratios for Class A and I shares would have been 1.25% and 1.50%, respectively for 2013, 1.26% and 1.51%, respectively for 2012, 1.27% and 1.52%, respectively for 2011 and 2010 and 1.28% and 1.53%, respectively for 2009.
(4)	The expense ratio includes overdraft fees. Had this expense been excluded, the ratios would have been 1.96% for 2013, 2012, 2011, 2010 and 2009.
(5)	The expense ratio includes overdraft fees. Had this expense been excluded, the ratios would have been 1.02%, 1.02%, 1.02%, 1.01% and 1.02% for 2013, 2012, 2011 and 2009, respectively.
(6)	The expense ratio includes overdraft fees. Had this expense been excluded, the ratios would have been 1.36% for 2013, 2012, 2011, 2010 and 2009.
(7)	The expense ratio includes proxy and overdraft fees. Had these expenses been excluded, the ratio would have been 1.01% for 2010.
(8)	Includes a return of capital of less than $0.01.
(9)	Includes a return of capital of $0.01 per share.
(10)	Includes a return of capital of $0.09 per share.
(11)	The expense ratio includes overdraft fees. Had this expense been excluded, the ratios for Class A and I shares would have been 1.28% and 1.53%, respectively for 2010 and 1.29% and 1.54%, respectively for 2009.
(12)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 2.04%, 2.06%, 2.09%, 2.09% and 2.10% for 2013, 2012, 2011, 2010 and 2009.
(13)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.20%, 1.21%, 1.21%, 1.15% and 1.06% for 2013, 2012, 2011, 2010 and 2009.
(14)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.81%, 1.80%, 1.80%, 1.79% and 1.80% for 2013, 2012, 2011, 2010 and 2009.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2013	59

Notes to Financial Statements

September 30, 2013

1. ORGANIZATION

SEI Institutional International Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated June 30, 1988. The operations of the Trust commenced on December 20, 1989.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with four funds: International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund and Emerging Markets Debt Fund (together the “Funds”). The Trust’s prospectuses provide a description of each Fund’s investment objective, its principal strategies and risks. The Trust is registered to offer Class A shares of each of the Funds and Class I shares of the International Equity Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. SEI Investments Management Corporation (“SIMC”) or a sub-adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a sub-adviser, as applicable, continuously monitors the reliability of prices obtained from any pricing service and will notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Trust’s Fair Value Committee if it receives such notification from SIMC or a sub-adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are determined to be unreliable or can not be valued using methodologies described above are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. The Committee is currently composed of two members of the Board of Trustees, as well as representatives from SIMC and its affiliates. The Committee provides regular reports to the Board concerning investments for which market prices are not readily available or may be unreliable. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider are: (i) the facts giving rise to the need to fair value; (ii) the last trade price; (iii) the performance of the market or the issuer’s industry; (iv) the liquidity of the security; (v) the size of the holding in a Fund; or (vi) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which

60	SEI Institutional International Trust / Annual Report / September 30, 2013

the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the adviser or sub-adviser makes the determination whether a Committee Meeting should be called based on the information provided.

The International Equity Fund and Emerging Markets Equity Fund also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by these Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the International Equity Fund and Emerging Markets Equity Fund will value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The valuation techniques used by the Funds to measure fair value during the year ended September 30, 2013 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended September 30, 2013, there have been no significant changes to the inputs or the Trust’s fair valuation methodologies.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/ or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security, which is not materially different from the effective interest method. Amortization of premiums and discounts is included in interest income.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

Classes — Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the current rate of exchange; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

SEI Institutional International Trust / Annual Report / September 30, 2013	61

Notes to Financial Statements (Continued)

September 30, 2013

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions, speculative purposes or anticipated fund positions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal income tax purposes. The Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of September 30, 2013, if applicable.

Futures Contracts — To the extent consistent with its Investment Objective and Strategies, the Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. To the extent consistent with its Investment Objective and Strategies, a Fund may utilize futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns and may also utilize futures contracts to efficiently assist in managing the Funds’ duration and yield curve exposure. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is held. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of September 30, 2013, if applicable.

Options/Swaptions Writing/Purchasing — To the extent consistent with its investment objective and strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option/swaption contracts to enhance its returns. When the Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/ swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The Emerging Markets Debt Fund had purchased option contracts as of September 30, 2013, as disclosed in the Fund’s Schedule of Investments.

The risk in writing a call option/swaption is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is a Fund may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is a Fund may pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open option/swaption contracts as of September 30, 2013, if applicable.

Swap Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in swap contracts as an efficient means to take and manage risk in the portfolio, including interest rate risk, credit risk and overall yield sensitivity. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of

62	SEI Institutional International Trust / Annual Report / September 30, 2013

securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit default swaps involve the periodic payment by a Fund or counterparty of interest based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the outstanding principal of the downgraded debt instrument. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR (London Interbank Offered Rate) or some other form of index on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or losses. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. In connection with swap agreements, securities/cash may be set aside as collateral by the Fund’s custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio; protect a Fund’s value from changes in interest rates; or expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as unrealized gains or losses in the Statement of Operations. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Schedule of Investments or the Statement of Assets and Liabilities.

Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

Counterparty risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. Refer to each Fund’s Schedule of Investments for details regarding open swap contracts as of September 30, 2013, if applicable.

Delayed Delivery Transactions — A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Loan Participations and Brady Bonds — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in U.S. dollar-denominated fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties. Participations typically result in a Fund having a contractual relationship only with the Lenders, not with the sovereign borrowers. This Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Certain debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt

SEI Institutional International Trust / Annual Report / September 30, 2013	63

Notes to Financial Statements (Continued)

September 30, 2013

restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of the Funds. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Dividends and Distributions to Shareholders — The International Equity, Emerging Markets Equity and International Fixed Income Funds will distribute substantially all of their net investment income and all net realized capital gains, if any, at least annually. The Emerging Markets Debt Fund will distribute substantially all of its net investment income, if any, at least quarterly and all net realized gains, if any, at least annually. All dividends and distributions are recorded on ex-dividend date.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Redemption Fees — The Funds charge a redemption fee based on a redemption, or a series of redemptions from a single identifiable source that in the aggregate exceed a specific dollar threshold within any thirty day period, as presented below:

	Dollar Threshold ($ Thousands)	Redemption Fee
International Equity Fund	$50,000	0.75%
Emerging Markets Equity Fund	25,000	1.25
International Fixed Income Fund	25,000	1.00
Emerging Markets Debt Fund	25,000	1.00

For the year ended September 30, 2013, the Funds did not charge any redemption fees. Such fees, if any, are retained by the Funds for the benefit of the remaining shareholders.

3. DERIVATIVE TRANSACTIONS

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the year. For Funds that held derivatives throughout the year with only one type of risk exposure, additional information can be found on the Schedules of Investments and the Statements of Operations. The fair value of derivative instruments as of September 30, 2013 was as follows:

	Asset Derivatives			Liability Derivatives
	Year ended September 30, 2013 ($ Thousands)			Year ended September 30, 2013 ($ Thousands)
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

International Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$249	*	Net Assets — Unrealized depreciation on futures contracts	$630	*
	Net Assets — Unrealized appreciation on swap contracts	1,716	†	Net Assets — Unrealized depreciation on swap contracts	796	†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	269		Unrealized loss on forward foreign currency contracts	6,769

Total Derivatives not accounted for as hedging instruments		$2,234			$8,195

Emerging Markets Debt Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$—	*	Net Assets — Unrealized depreciation on futures contracts	$30	*
	Net Assets — Unrealized appreciation on swap contracts	44	†	Net Assets — Unrealized depreciation on swap contracts	140	†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	3,033		Unrealized loss on forward foreign currency contracts	5,356
Equity contracts	Net Assets — Unrealized appreciation on swap contracts	—	†	Net Assets — Unrealized depreciation on swap contracts	5,041	†
	Options purchased, at value	4		Options written, at value	—

Total Derivatives not accounted for as hedging instruments		$3,081			$10,567

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.
†	Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments. Fair Value is reported within the Statements of Assets & Liabilities for swap contracts that have paid premiums.

64	SEI Institutional International Trust / Annual Report / September 30, 2013

The effect of derivative instruments on the Statements of Operations for the year ended September 30, 2013.

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Options	Futures	Forward Currency Contracts	Swaps	Total

International Equity Fund
Foreign exchange contracts	$—	$—	$(678)	$—	$(678)
Equity contracts	—	14,501	—	—	14,501
Total	$—	$14,501	$(678)	$—	$13,823

International Fixed Income Fund
Interest rate contracts	$—	$818	$—	$612	$1,430
Foreign exchange contracts	—	—	19,365	—	19,365
Credit contracts	—	—	—	(375)	(375)
Total	$—	$818	$19,365	$237	$20,420

Emerging Markets Debt Fund
Interest rate contracts	$—	$(137)	$—	$(108)	$(245)
Foreign exchange contracts	—	—	7,103	—	7,103
Credit contracts	—	—	—	1	1
Equity contracts	(133)	—	—	6,671	6,538
Total	$(133)	$(137)	$7,103	$6,564	$13,397

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Options	Futures	Forward Currency Contracts	Swaps	Total

International Equity Fund
Interest rate contracts	$—	$648	$—	$—	$648
Foreign exchange contracts	—	—	391	—	391
Total	$—	$648	$391	$—	$1,039

International Fixed Income Fund
Interest rate contracts	$—	$(258)	$—	$(484)	$(742)
Foreign exchange contracts	—	—	(4,548)	—	(4,548)
Total	$—	$(258)	$(4,548)	$(484)	$(5,290)

Emerging Markets Debt Fund
Interest rate contracts	$(361)	$(51)	$—	$(102)	$(514)
Foreign exchange contracts	—	—	(5,180)	—	(5,180)
Equity contracts	—	—	—	(6,676)	(6,676)
Total	$(361)	$(51)	$(5,180)	$(6,778)	$(12,370)

Certain Funds are party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Trust on behalf of a Fund and the counterparty.

The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

4. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUB-ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each fund.

SEI Investments Global Funds Services (the “Administrator”) provides administrative and transfer agency services to the Funds for annual fees, based on the average daily net assets of each fund.

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”), serves as each Fund’s Distributor. The Trust has adopted plans under which firms,

SEI Institutional International Trust / Annual Report / September 30, 2013	65

Notes to Financial Statements (Continued)

September 30, 2013

including the Distributor, that provide shareholder and administrative services may receive compensation therefrom.

Such plans provide fees payable to the Distributor, calculated as a percentage of the average daily net assets attributable to each particular class of each respective fund. Under both the Shareholder Servicing Plan and Administrative Service Plan, the Distributor may retain as profit any difference between the fee it receives and the amount it pays to third parties.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustees fees and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level. The voluntary waivers by the Funds’ Adviser, Administrator and/or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses (AFFE). The waivers are voluntarily and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time.

The following is a summary of annual fees payable to the Adviser, Administrator and Distributor and the voluntary expense limitations for each Fund:

	Advisory Fee	Administration Fee	Shareholder Servicing Fee	Administrative Servicing Fee	Voluntary Expense Limitations
International Equity Fund
Class A	0.505%	0.45%	0.25%	—	1.26%
Class I	0.505%	0.45%	0.25%	0.25%	1.51%
Emerging Markets Equity Fund
Class A	1.05%	0.65%	0.25%	—	1.97%
International Fixed Income Fund
Class A	0.30%	0.60%	0.25%	—	1.02%
Emerging Markets Debt Fund
Class A	0.85%	0.65%	0.25%	—	1.36%

For the year ended September 30, 2013, the Distributor retained 100% of both shareholder servicing fees and administrative servicing fees, less the waiver.

Investment Sub-Advisory Agreements — As of September 30, 2013, SIMC has entered into Investment Sub-Advisory Agreements with the following parties:

Investment Sub-Adviser
International Equity Fund
Acadian Asset Management LLC
Causeway Capital Management LLC
del Rey Global Investors LLC
INTECH Investment Management LLC
Neuberger Berman Management LLC
Schroder Investment Management North America, Inc.
Tradewinds Global Investors LLC
Emerging Markets Equity Fund
Delaware Investment Fund Advisers
JO Hambro Capital Management Limited
Kleinwort Benson Investors International Ltd.
Lazard Asset Management LLC
Neuberger Berman Management LLC
PanAgora Asset Management, Inc.
International Fixed Income Fund
AllianceBernstein L.P.
FIL Investment Advisors
Wellington Management Company, LLP

Investment Sub-Adviser
Emerging Markets Debt Fund
Ashmore Investment Management Limited
Investec Asset Management Ltd.
Stone Harbor Investment Partners LP

Under the investment sub-advisory agreements, each sub-adviser receives an annual fee, paid by SIMC.

Brokerage Commissions Paid to Affiliates — The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission (“SEC”). Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions. There were no such commissions for the year ended September 30, 2013.

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of the Fund’s expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, and the effect on the Fund’s expense ratio, as a percentage of the Fund’s average daily net assets for the year ended September 30, 2013, can be found on the Statement of Operations and Financial Highlights, if applicable.

66	SEI Institutional International Trust / Annual Report / September 30, 2013

Investment in Affiliated Securities — The Funds may invest excess cash in the SEI Daily Income Trust Prime Obligation Fund, an affiliated money market fund. Additionally, the Funds may invest cash collateral from the securities lending program in the SEI Liquidity Fund L.P., also an affiliated fund.

Payment to Affiliates — Certain Officers and Trustees of the Trust are also Officers and/or Directors of the Administrator, Adviser and/or the Distributor.

The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator or the Distributor pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed annually by the Board.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“the Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. For the year ended September 30, 2013, the Trust had not participated in the Program.

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments and futures, during the year ended September 30, 2013, were as follows:

	Purchases ($ Thousands)	Sales and Maturities ($ Thousands)
International Equity Fund
US Government	$—	$—
Other	1,049,649	904,145
Emerging Markets Equity Fund
US Government	—	—
Other	1,236,758	776,448
International Fixed Income Fund
US Government	12,005	11,859
Other	405,229	369,265

	Purchases ($ Thousands)	Sales and Maturities ($ Thousands)
Emerging Markets Debt Fund
US Government	$—	$—
Other	1,182,513	935,957

6. FEDERAL TAX INFORMATION:

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These differences, which may result in distribution reclassifications, are primarily due to paydown reclassifications, foreign currency transactions, net investment losses, investment in partnerships, swaps and passive foreign investment companies. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, investments in swaps, investments in passive foreign investment companies, investments in partnerships, distribution reclassification, REIT income reclassification, distributions in excess of net investment income, return of capital and foreign currency transactions have been reclassified to/from the following accounts as of September 30, 2013:

	Paid-in- Capital ($ Thousands)	Undistributed Net Investment Income/(Loss) ($ Thousands)	Accumulated Realized Gain/(Loss) ($ Thousands)
International Equity Fund	$—	$(311)	$311
Emerging Markets Equity Fund	—	(163)	163
International Fixed Income Fund	(15,951)	33,495	(17,544)
Emerging Markets Debt Fund	—	8,879	(8,879)

SEI Institutional International Trust / Annual Report / September 30, 2013	67

Notes to Financial Statements (Continued)

September 30, 2013

The tax character of dividends and distributions declared during the last two years were as follows:

		Ordinary Income ($ Thousands)	Long-Term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Totals ($ Thousands)
International Equity Fund	2013	$29,962	$—	—	$29,962
	2012	34,761	—	—	34,761
Emerging Markets Equity Fund	2013	4,998	—	—	4,998
	2012	2,183	—	—	2,183
International Fixed Income Fund	2013	17,902	—	4,024	21,926
	2012	12,225	—	—	12,225
Emerging Markets Debt Fund	2013	79,157	37,242	—	116,399
	2012	53,538	2,001	—	55,539

As of September 30, 2013, the components of Distributable Earnings (Accumulated Losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post October Losses ($ Thousands)
International Equity Fund	$31,585	$—	$(966,949)	$—
Emerging Markets Equity Fund	6,503	—	(81,766)	—
International Fixed Income Fund	—	—	(10,538)	—
Emerging Markets Debt Fund	5,739	8,019	—	(552)

	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Accumulated Gains (Losses) ($ Thousands)
International Equity Fund	$275,108	$460	$(659,796)
Emerging Markets Equity Fund	38,175	5	(37,083)
International Fixed Income Fund	(2,000)	3,079	(9,459)
Emerging Markets Debt Fund	(50,214)	(12,702)	(49,710)

Post-October losses represent losses realized on investment transactions from November 1, 2012 through September 30, 2013, that, in accordance with Federal income tax regulations, the Funds defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital carryforwards may be carried forward and applied against future capital gains as follows:

	Expires 2017 ($ Thousands)	Expires 2018 ($ Thousands)	Total Capital Loss Carryforward 09/30/13 ($ Thousands)
International Equity Fund	$276,592	$690,357	$966,949
Emerging Markets Equity Fund	—	19,246	19,246
International Fixed Income Fund	—	10,538	10,538

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss	Long-Term Loss	Total*
Emerging Markets Equity Fund	$33,049	$29,471	$62,520

*	This table should be used in conjunction with the capital loss carryforwards table.

During the year ended September 30, 2013, the following Funds utilized capital loss carryforwards to offset capital gains:

Amount utilized ($ Thousands)
International Equity Fund	$38,493
International Fixed Income Fund	5,369

For Federal income tax purposes, the cost of securities owned at September 30, 2013, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to investments in partnerships, passive foreign investment companies, defaulted bonds and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments, excluding options purchased, held by the Funds at September 30, 2013, was as follows:

	Federal Tax Cost ($ Thousands)	Aggregate Gross Unrealized Appreciation ($ Thousands)	Aggregate Gross Unrealized Depreciation ($ Thousands)	Net Unrealized Appreciation ($ Thousands)
International Equity Fund	$2,178,066	$365,000	$(89,644)	$275,356
Emerging Markets Equity Fund	1,443,405	133,687	(95,380)	38,307
International Fixed Income Fund	468,689	17,268	(12,702)	4,566
Emerging Markets Debt Fund	1,202,800	27,690	(75,306)	(47,616)

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2013, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7. CONCENTRATION/RISKS

Each Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States. Foreign investments may subject the Fund’s to foreign government exchange restrictions, expropriation, taxation or other political, social or economic development, all of which affect the market and/or credit risk of the investments. The market values of the International Fixed

68	SEI Institutional International Trust / Annual Report / September 30, 2013

Income and Emerging Markets Debt Funds’ investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Also, the ability of the issuers of debt securities held by the International Fixed Income Fund and Emerging Markets Debt Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Certain securities held by the Funds are valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers are estimates that may differ from the value that would be realized if the securities were sold. At September 30, 2013, the total value of these securities represented approximately 0.5% of the net assets of the Emerging Markets Debt Fund.

In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, Management believes that based on experience, the risk of loss from such claims is considered remote.

The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Funds. Please refer to each Fund’s current prospectus for a comprehensive discussion of the risks associated with investing in the Fund.

8. SECURITIES LENDING

A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board of Trustees. These loans may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral between 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that a Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These investments may include the SEI Liquidity Fund L.P., and the Fund bears all of the gains and losses on such investment. There is no guarantee that these investments will not lose value.

9. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (the “FASB”) issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management has evaluated the implications of this update and does not believe adoption will have a material impact on the financial statements.

10. LITIGATION SETTLEMENT

During the year ended September 30, 2012, the International Equity Fund received reimbursements to Class A of $3,740 ($ Thousands) and to Class I of $12 ($ Thousands). These amounts received by the International Equity Fund were related to the Bank of America Fair Value Market Timing Litigation and are included in the Statement of Changes. The reimbursements did not have a significant impact on the International Equity Fund’s performance for the year ended September 30, 2012.

11. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of November 27, 2013.

SEI Institutional International Trust / Annual Report / September 30, 2013	69

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

SEI Institutional International Trust:

We have audited the accompanying statements of assets and liabilities of SEI Institutional International Trust comprised of the International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund and Emerging Markets Debt Fund (collectively, the “Funds”), including the schedules of investments, as of September 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising SEI Institutional International Trust as of September 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 27, 2013

70	SEI Institutional International Trust / Annual Report / September 30, 2013

Trustees and Officers of the Trust (Unaudited)

The following chart lists Trustees and Officers as of September 30, 2013.

Set forth below are the names, ages, addresses, position with the Fund, term of office and length of time served, the principal occupations during the past five years, number of portfolios in fund complex overseen by the directors, and other directorships outside the fund complex of each of the persons currently serving as Directors and Officers of the Fund. The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Directors and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Age and Address	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED DIRECTORS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 67 yrs. old	Chairman of the Board of Trustees*	since 1982	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Global Nominee Ltd., and SEI Structured Credit Fund, L.P.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 73 yrs. old	Trustee*	since 1982	Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Global Nominee, Ltd, SEI Investments (Asia), Limited, and SEI Asset Korea Co., Ltd.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 70 yrs. old	Trustee	since 1996	Retired since January 2012. Self-employed Consultant, Newfound Consultants, Inc. since April 1997-December 2011.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, State Street Navigator Securities Lending Trust, Director of SEI Structured Credit Fund L.P. and member of the independent review committee for SEI’s Canadian-registered mutual funds.

*Messrs.	Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
[1]There

is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year.

[2]The

Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and New Covenant Funds.

SEI Institutional International Trust / Annual Report / September 30, 2013	71

Trustees and Officers of the Trust (Unaudited)

Name, Age and Address	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 56 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital, since 2008. Managing Director, Cue Capital from March 2002 to March 2008	99	Director of SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 65 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002.	99	Trustee/Director of Ariel Mutual Funds and SEI Structured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 71 yrs. old	Trustee	since 2007	Private Investor since 1994.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 70 yrs. old	Trustee	since 2008	Retired since December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., 1997-December 2005. Chief Executive Officer, INVESCO North America, September 2003-December 2005.	99	Director of Colonial BancGroup, Inc. and St. Joseph’s Translational Research Institute, Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation); Board of Councilors of the Carter Center.
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 67 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Peter A. Rodriguez One Freedom Valley Drive, Oaks, PA 19456 51 yrs. old	Controller and Chief Financial Officer	since 2011	Director, Fund Accounting, SEI Investments Global Funds Services (March 2011, September 2002 to March 2005 and 1997- 2002); Director, Mutual Fund Trading, SEI Private Trust Company (May 2009 to February 2011); Director, Asset Data Services, Global Wealth Services (June 2006 to April 2009); Director, Portfolio Accounting, SEI Investments Global Funds Services (March 2005 to June 2006)	N/A	N/A
Russell Emery One Freedom Valley Drive, Oaks, PA 19456 50 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Institutional Managed Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Institutional Investments Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds, since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012.	N/A	N/A

72	SEI Institutional International Trust / Annual Report / September 30, 2013

Name, Age and Address	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Timothy D. Barto One Freedom Valley Drive, Oaks, PA 19456 45 yrs. old	Vice President and Secretary	since 2002	General Counsel, Vice President and Secretary of SIMC and the Administrator since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC and the Administrator since 1999.	N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 42 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SIMC since 2007. Associate at Stark & Stark (2004-2007).	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 37 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker, Bidder & Reath LLP (law firm), May 2005-October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 45 yrs. old	Vice President	since 2012	Director of Global Investment Product Management since 2004.	N/A	N/A
Edward McCusker One Freedom Valley Drive Oaks, PA 19456 29 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2013	Compliance Manager of SEI Investments Company, May 2011-April 2013. Project Manager and AML Operations Lead of SEI Private Trust Company, September 2010- May 2011. Private Banking Client Service Professional of SEI Private Banking and Trust, September 2008-September 2010.	N/A	N/A

[1]Each

trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]The

Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and New Covenant Funds.

SEI Institutional International Trust / Annual Report / September 30, 2013	73

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on this page illustrates your fund’s costs in two ways:

Actual Fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Annualized Expense Ratios	Expenses Paid During Period*
International Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,102.20	1.24%	$6.55
Class I	1,000.00	1,102.30	1.49	7.87
Hypothetical 5% Return
Class A	$1,000.00	$1,018.83	1.24%	$6.29
Class I	1,000.00	1,017.58	1.49	7.55
Emerging Markets Equity Fund
Actual Fund Return
Class A	$1,000.00	$974.10	1.96%	$9.72
Hypothetical 5% Return
Class A	$1,000.00	$1,015.22	1.96%	$9.92

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Annualized Expense Ratios	Expenses Paid During Period*
International Fixed Income Fund
Actual Fund Return
Class A	$1,000.00	$987.70	1.03%	$5.11
Hypothetical 5% Return
Class A	$1,000.00	$1,019.93	1.03%	$5.19
Emerging Markets Debt Fund
Actual Fund Return
Class A	$1,000.00	$924.70	1.37%	$6.59
Hypothetical 5% Return
Class A	$1,000.00	$1,018.22	1.37%	$6.92

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

74	SEI Institutional International Trust / Annual Report / September 30, 2013

Board of Trustees Considerations in Approving the Funds’ Investment Advisory and Sub-Advisory Agreements (Unaudited)

SEI Institutional International Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the series of the Trust (the “Funds”) and may manage the cash portion of the Funds’ assets. Pursuant to separate sub-advisory agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”) with SIMC, and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to these Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Trust’s Board calls and holds meetings each year that are dedicated to considering whether to renew the Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations. The Board also receives extensive data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from Fund counsel and independent counsel to the Independent Trustees regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers compared with the fees each charge to comparable mutual funds; (vi) the Funds’ overall fees and operating expenses compared with similar mutual funds; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance systems; (ix) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (x) SIMC’s and the Sub-Advisers’ reputation, expertise and resources in domestic and/or international financial markets; and (xi) the Funds’ performance compared with similar mutual funds.

At the June 19-20, 2013 and September 10-11, 2013, meetings of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreements and approved the selection of SIMC and the

SEI Institutional International Trust / Annual Report / September 30, 2013	75

Board of Trustees Considerations in Approving the Funds’ Investment Advisory and Sub-Advisory Agreements (Unaudited) (Continued)

Sub-Advisers to act in their respective capacities for the Funds. The Board’s approval was based on its consideration and evaluation of a variety of specific factors discussed at the meeting and at prior meetings, including:

•

the nature, extent and quality of the services provided to the Funds under the Investment Advisory Agreements, including the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds;

•	the Funds’ investment performance and how it compared to that of other comparable mutual funds;

•	the Funds’ expenses under each Investment Advisory Agreement and how those expenses compared to those of other comparable mutual funds;

•

the profitability of SIMC and the Sub-Advisers and their affiliates with respect to the Funds, including both direct and indirect benefits accruing to SIMC and the Sub-Advisers and their affiliates; and

•

the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. The Trustees found the level of SIMC’s and each Sub-Adviser’s professional staff and culture of compliance satisfactory. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds supported renewal of the Investment Advisory Agreements.

Fund Performance. The Board of Trustees considered Fund performance in determining whether to renew the Investment Advisory Agreements. Specifically, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indices/benchmarks in light of total return, yield and market trends. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In evaluating performance, the Trustees considered both market risk and shareholder risk expectations for the Funds. The Trustees found Fund performance satisfactory, and, where performance was below the benchmark, the Trustees were satisfied that appropriate steps were being taken. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported renewal of the Investment Advisory Agreements.

Fund Expenses. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of other comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in the Funds’ respective peer groups. The Trustees further considered the fact that the comparative fee analysis either showed that the various fees were below average or that there was a reasonable basis for the fee level. Finally, the Trustees considered the effects of SIMC’s voluntary waiver of management and other fees to prevent total Fund expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements.

Profitability. With regard to profitability, the Trustees considered all compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the varied levels of compensation and profitability under the Investment Advisory Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by SIMC and the Sub-Advisers and their affiliates. The Trustees found that profitability was reasonable. When considering the profitability of the Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and such compensation with respect to any Sub-Adviser reflects an

76	SEI Institutional International Trust / Annual Report / September 30, 2013

arms-length negotiation between the Sub-Adviser and SIMC. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

SEI Institutional International Trust / Annual Report / September 30, 2013	77

Notice to Shareholders (Unaudited)

For shareholders that do not have a September 30, 2013 taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2013 taxable year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended September 30, 2013 the Funds of the SEI Institutional International Trust are designating the following items with regard to distributions paid during the year:

Fund	(A) Return of Capital	(B) Long-Term Capital Gain Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	(D) Total	(E) Dividends Received Deductions (1)	(F) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(G) U.S. Government Interest (3)	(H) Interest Related Dividends (4)	(I) Short-Term Capital Gain Dividends (5)
International Equity	0.00%	0.00%	100.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%
Emerging Markets Equity	0.00%	0.00%	100.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%
International Fixed Income	18.35%	0.00%	81.65%	100.00%	0.00%	0.00%	0.17%	0.68%	0.00%
Emerging Markets Debt	0.00%	32.00%	68.00%	100.00%	0.00%	0.00%	0.00%	0.00%	100.00%

The Funds intend to pass through foreign tax credit to shareholders. For the fiscal year ended September 30, 2013, the amount of foreign source income and foreign tax credit are as follows:

Fund	Foreign Source Income	Foreign Tax Credit Pass Through
International Equity	$33,414,106	$2,304,151
Emerging Markets Equity	8,652,474	2,495,126

(1)	“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction.

(2)	“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. It is the intention of the Fund to designate the max amount permitted by law.

(3)	“U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	“Interest Related Dividends” represent qualifying interest that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.

(5)	“Short-Term Capital Gain Dividends” represent qualifying short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.

Items (A), (B), (C) and (D) are based on the percentage of each fund’s total distribution.

Items (E) and (F) are based on the percentage of “Ordinary Income Distributions.”

Item (G) is based on the percentage of gross income of each Fund.

Item (H) is based on the percentage of net investment income distributions.

Item (I) is based on the percentage of short-term capital gains distributions.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

78	SEI Institutional International Trust / Annual Report / September 30, 2013

SEI INSTITUTIONAL INTERNATIONAL TRUST ANNUAL REPORT SEPTEMBER 30, 2013

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Officers

Robert A. Nesher

President and Chief Executive Officer

Peter A. Rodriguez

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Edward McCusker

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the SEI Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI-F-018 (9/13)

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are George J. Sullivan, Jr. and Hubert L. Harris, Jr. Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4. Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2013 and 2012 as follows:

		Fiscal 2013			Fiscal 2012
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$213,500	N/A	$0	$190,100	N/A	$0
(b)	Audit-Related Fees(3)	$0	$0	$0	$20,000	$0	$0
(c)	Tax Fees(4)	$0	$28,000	$0	$0	$5,000	$0
(d)	All Other Fees(2)	$0	$237,000	$0	$0	$236,000	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.
(3)	Audit-related fees include amounts related to attestation reporting over compliance with an exemptive order under the federal securities laws.
(4)	Tax fees include amounts related to tax compliance and consulting services for various service affiliates of the Registrant.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2013	Fiscal 2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2013 and 2012 were $237,000 and $236,000, respectively. Non-audit fees consist of SSAE No.16 review of fund accounting and administration operations, attestation report in accordance with Rule 17Ad-13, and agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund, and Emerging Markets Debt Fund are included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant’s Board of Trustees (the “Board”). Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrants internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Institutional International Trust

By:	/S/ ROBERT A. NESHER
Robert A. Nesher
President & CEO

Date: December 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ ROBERT A. NESHER
Robert A. Nesher
President & CEO

Date: December 6, 2013

By:	/S/ PETER A. RODRIGUEZ
Peter A. Rodriguez
Controller & CFO

Date: December 6, 2013